THE COMMERCE FUNDS

STATEMENT OF ADDITIONAL INFORMATION

INSTITUTIONAL SHARES

SERVICE SHARES

Core Equity Fund

Growth Fund

Value Fund

MidCap Growth Fund

International Equity Fund

Asset Allocation Fund

Bond Fund

Short-Term Government Fund

National Tax-Free Intermediate Bond Fund

Missouri Tax-Free Intermediate Bond Fund

Kansas Tax-Free Intermediate Bond Fund

March 1, 2004

This Statement of Additional Information is not a prospectus. It is meant to be read in conjunction with The Commerce Funds’ Prospectuses dated March 1, 2004. Because this Statement of Additional Information is not itself a prospectus, no investment in the Funds should be made solely upon the information contained herein. Copies of the Prospectuses, as well as the Funds’ Annual Report, may be obtained upon request and without charge by calling 1-800-995-6365. The financial statements and report thereon by the Funds’ independent auditors included in the Funds’ Annual Report for the fiscal period ended October 31, 2003 have been incorporated by reference into this Statement of Additional Information in the section entitled “Financial Statements.” No other part of the Funds’ Annual Report is incorporated by reference.

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OVERVIEW OF THE COMMERCE FUNDS

The Commerce Funds (sometimes hereinafter referred to as the “Trust”) is an open-end, management investment company registered under the Investment Company Act of 1940 (the “1940 Act”). The Commerce Funds is a Delaware statutory trust, which was organized on February 7, 1994.

INVESTMENT OBJECTIVES, POLICIES AND RISK FACTORS

The following policies supplement the discussion of the Funds’ respective investment objectives and policies as set forth in the Prospectuses. Investment methods described in this Statement of Additional Information are among those which one or more of the Funds have the power to utilize. Some may be employed on a regular basis; others may not be used at all. Accordingly, reference to any particular method or technique carries no implication that it will be utilized or, if it is, that it will be successful.

The Missouri Tax-Free Intermediate Bond Fund and Kansas Tax-Free Intermediate Bond Fund are non-diversified series of the Trust. This means that with respect to 50% of their assets, they are permitted to invest more than 5% of their assets in the obligations of a single issuer. The other Funds of the Trust are diversified.

The following are descriptions of certain securities and transactions that supplement the Funds’ investment objectives and policies discussed in the Prospectuses.

Convertible Securities

The Core Equity, Growth, Value, MidCap Growth, Asset Allocation, International Equity and Bond Funds may invest in convertible securities, including bonds, notes and preferred stock that may be converted into common stock either at a stated price or within a specified period of time. Convertible securities entitle the holder to receive interest paid or accrued on debt or the dividend paid on preferred stock until the convertible securities mature or are redeemed, converted or exchanged. Prior to conversion, convertible securities have characteristics similar to ordinary debt securities in that they normally provide a stable stream of income with generally higher yields than those of common stock of the same or similar issuers. Convertible securities rank senior to common stock in the corporate capital structure and, therefore, generally entail less risk than the corporation’s common stock, although the extent to which such risk is reduced depends in large measure upon the degree to which the convertible security sells above its value as a fixed income security.

In selecting convertible securities, the Adviser and Sub-Adviser will consider, among other factors, its evaluation of the creditworthiness of the issuers of the securities, the interest or dividend income generated by the securities, the potential for capital appreciation of the securities and the underlying stocks, the prices of the securities relative to other comparable securities and to the underlying stocks, whether the securities are entitled to the benefits of sinking funds or other protective conditions, the issuer diversification of a Fund and whether the securities are rated by Moody’s, S&P or another nationally recognized statistical rating organization (“NRSRO”) and, if so, the ratings assigned.

The market value of a convertible security is a function of its “investment value” and its “conversion value.” A security’s “investment value” represents the value of the security without its conversion feature (i.e., a nonconvertible fixed income security). The investment value may be determined by reference to its credit quality and the current value of its yield to maturity or probable call date. At any given time, investment value is dependent upon such factors as the general level of interest rates, the yield of similar nonconvertible securities, the financial strength of the issuer, and the seniority of the security in the issuer’s capital structure. A security’s “conversion value” is determined by multiplying the number of shares the holder is entitled to receive upon conversion or exchange by the current price of the underlying security. If the conversion value of a convertible security is significantly below its investment value, the convertible security will trade like nonconvertible debt or preferred stock and its market value will not be influenced greatly by fluctuations in the market price of the underlying security. In that circumstance, the convertible security takes on the characteristics of a bond, and its price moves in the opposite direction from interest rates. Conversely, if the conversion value of a convertible security is near or above its investment value, the market value of the convertible security will be more heavily influenced by fluctuations in the market price of the underlying security. In that case, the convertible security’s price may be as volatile as that of common stock. Because both interest rate and market movements can influence its value, a convertible security generally is not as sensitive to interest rates as a similar fixed income security, nor is it as sensitive to changes in share price as its underlying equity security. Convertible securities are often rated below investment-grade or are not rated, and are generally subject to a high degree of credit risk.

While all markets are prone to change over time, the generally high rate at which convertible securities are retired (through mandatory or scheduled conversions by issuers or voluntary redemptions by holders) and replaced with newly issued convertibles may cause the convertible securities market to change more rapidly than other markets. For example, a concentration of available convertible securities in a few economic sectors could elevate the sensitivity of the convertible securities market to the volatility of the equity markets and to the specific risks of those sectors. Moreover, convertible securities with innovative structures, such as mandatory conversion securities and equity-linked securities, have increased the sensitivity of the convertible securities market to the volatility of the equity markets and to the special risks of those innovations, which may include risks different from, and possible greater than, those associated with traditional convertible securities.

Debt Obligations

The International Equity, Asset Allocation and Bond Funds may invest in debt securities. A debt security is a security consisting of a certificate or other evidence of a debt (secured or unsecured) on which the issuing company or governmental body promises to pay the holder thereof a fixed, variable, or floating rate of interest for a specified length of time, and to repay the debt on the specified maturity date. Some debt securities, such as zero coupon bonds, do not make regular interest payments but are issued at a discount to their principal or maturity value. Debt securities include a variety of fixed income obligations, including, but not limited to, corporate bonds, government securities, municipal securities, convertible securities, mortgage-backed securities, and asset-backed securities. Debt securities include investment-grade securities, non-investment-grade securities, and unrated securities. Debt securities are subject to a variety of risks, such as interest rate risk, income risk, call/ prepayment risk, inflation risk, credit risk, and (in the case of foreign securities) country risk and currency risk.

Inflation-Indexed Securities. Inflation-indexed securities are debt securities the principal value of which is periodically adjusted to reflect the rate of inflation as indicated by the Consumer Price Index (CPI). Inflation-indexed securities may be issued by the U.S. Government, agencies and instrumentalities of the U.S. Government, and by corporations. Two structures are common. The U.S. Treasury and some other issuers use a structure that accrues inflation into the principal value of the bond. Most other issuers pay out the CPI accruals as part of a semiannual coupon.

The periodic adjustment of U.S. inflation-indexed securities is tied to the CPI, which is calculated monthly by the U.S. Bureau of Labor Statistics. The CPI is a measurement of changes in the cost of living, made up of components such as housing, food, transportation and energy. Inflation-indexed securities issued by a foreign government are generally adjusted to reflect a comparable inflation index, calculated by that government. There can be no assurance that the CPI or any foreign inflation index will accurately measure the real rate of inflation in the prices of goods and services. Moreover, there can be no assurance that the rate of inflation in a foreign country will be correlated to the rate of inflation in the United States.

Inflation— a general rise in prices of goods and services—erodes the purchasing power of an investor’s portfolio. For example, if an investment provides a “nominal” total return of 8% in a given year and inflation is 4% during that period, the inflation-adjusted, or real, return is 4%. Inflation, as measured by the CPI, has occurred in 49 of the past 50 years, so investors should be conscious of both the nominal and real returns of their investments. Investors in funds holding inflation-indexed securities who do not reinvest the portion of the income distribution that is attributable to inflation adjustments will not maintain the purchasing power of the investment over the long term. This is because interest earned depends on the amount of principal invested, and that principal will not grow with inflation if the investor fails to reinvest the principal adjustment paid out as part of a Fund’s income distributions. While inflation-indexed securities are expected to be protected from long-term inflationary trends, short-term increases in inflation may lead to a decline in value. If interest rates rise due to reasons other than inflation (for example, due to changes in currency exchange rates), investors in these securities may not be protected to the extent that the increase is not reflected in the bond’s inflation measure.

If the periodic adjustment rate measuring inflation (i.e., the CPI) falls, the principal value of inflation-indexed securities will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed securities, even during a period of deflation. However, the current market value of the inflation-indexed securities is not guaranteed, and will fluctuate. Other inflation-indexed securities include inflation-related bonds which may or may not provide a similar guarantee. If a guarantee of principal is not provided, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

The value of inflation-indexed securities should change in response to changes in real interest rates. Real interest rates in turn are tied to the relationship between nominal interest rates and the rate of inflation. Therefore, if inflation were to rise at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in value of inflation-indexed securities. In contrast, if nominal interest rates increased at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of inflation-indexed securities.

Any increase in principal for an inflation-indexed security resulting from inflation adjustments is considered by Internal Revenue Service (IRS) regulations to be taxable income in the year it occurs. For direct holders of an inflation-indexed security, this means that taxes must be paid on principal adjustments even though these amounts are not received until the bond matures. By contrast, a fund holding these securities distributes both interest income and the income attributable to principal adjustments each quarter in the form of cash or reinvested shares (which, like principal adjustments, are taxable to shareowners).

Depositary Receipts

Depositary receipts are securities that evidence ownership interests in a security or a pool of securities that have been deposited with a “depositary.” Depositary receipts may be sponsored or unsponsored and include American Depositary Receipts (“ADRs”), European Depositary Receipts (“EDRs”) and Global Depositary Receipts (“GDRs”). The Core Equity, Growth, Value, MidCap Growth, Asset Allocation and International Equity Funds may invest in ADRs. The International Equity Fund also may invest in EDRs and GDRs. ADRs are receipts issued by a U.S. bank or trust company evidencing ownership of underlying securities issued by a foreign issuer. ADR prices are denominated in U.S. dollars while the securities underlying an ADR are normally denominated in a foreign currency. Some ADRs may not be sponsored by the issuing institution. A non-sponsored depositary may not be required to disclose material information that a sponsored depositary would be required to provide under its contractual relationship with the issuer. Accordingly, there may not be a correlation between such information and the market value of such securities. For ADRs, the depositary is typically a U.S. financial institution and the underlying securities are issued by a foreign issuer. For other depositary receipts, the depositary may be a foreign or a U.S. entity, and the underlying securities may have a foreign or a U.S. issuer. Depositary receipts will not necessarily be denominated in the same currency as their underlying securities. Generally, ADRs are issued in registered form, denominated in U.S. dollars, and designed for use in the U.S. securities markets.

Other depositary receipts, such as GDRs and EDRs, may be issued in bearer form and denominated in other currencies, and are generally designed for use in securities markets outside the U.S. While the two types of depositary receipt facilities (unsponsored or sponsored) are similar, there are differences regarding a holder’s rights and obligations and the practices of market participants. A depositary may establish an unsponsored facility without participation by (or acquiescence of) the underlying issuer; typically, however, the depositary requests a letter of non-objection from the underlying issuer prior to establishing the facility. Holders of unsponsored depositary receipts generally bear all the costs of the facility. The depositary usually charges fees upon the deposit and withdrawal of the underlying securities, the conversion of dividends into U.S. dollars or other currency, the disposition of non-cash distributions, and the performance of other services. The depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the underlying issuer or to pass through voting rights to depositary receipt holders with respect to the underlying securities.

Sponsored depositary receipt facilities are created in generally the same manner as unsponsored facilities, except that sponsored depositary receipts are established jointly by a depositary and the underlying issuer through a deposit agreement. The deposit agreement sets out the rights and responsibilities of the underlying issuer, the depositary, and the depositary receipt holders. With sponsored facilities, the underlying issuer typically bears some of the costs of the depositary receipts (such as dividend payment fees of the depositary), although most sponsored depositary receipts holders may bear costs such as deposit and withdrawal fees. Depositories of most sponsored depositary receipts agree to distribute notices of shareholder meetings, voting instructions, and other shareholder communications and information to the depositary receipt holders at the underlying issuer’s request. The depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through, to the holders of the receipts, voting rights with respect to the deposited securities.

For purposes of a Fund’s investment policies, investments in depositary receipts will be deemed to be investments in the underlying securities. Thus, a depositary receipt representing ownership of common stock will be treated as common stock. Depositary receipts do not eliminate all of the risks associated with directly investing in the securities of foreign issuers.

Depositary receipt programs also include HOLDRs, TRACERs, TRAINs and similar programs. Each Fund may invest up to 5% of its net assets in trust issued receipts, known as HOLDRs, as well as other similar programs. HOLDRs are trust issued receipts. The sole assets of each HOLDRs trust are shares (“Underlying Shares”) of common stock issued by specified companies in a particular industry. All Underlying Shares are registered under Section 12 of the Securities Exchange Act of 1934 and are listed on a U.S. national securities exchange or traded on the Nasdaq National Market System. Each HOLDRs represents the owner’s undivided beneficial ownership in the Underlying Shares. HOLDRs involve risks similar to the risks of investing in Underlying Shares. The Funds’ investment will decline in value if the Underlying Shares decline in value. Because HOLDRs are not subject to concentration limits, the relative weight of an individual stock may increase substantially, causing the HOLDRs to be less diverse and creating more risk as a result of exposure to concentrated investments.

Morgan Stanley TRACERs (Traded Custody Receipts) are custody receipts and Lehman Brothers TRAINs (Targeted Return Index Securities Trust) are trust certificates that represent an individual beneficial ownership in certain pools of corporate debt securities. Neither TRACERs nor TRAINs are registered under the Securities Act of 1933. Typically, a sponsor will deposit a specified amount of securities with a custodian in exchange for custody receipts or trust certificates evidencing those securities. The sponsor will then generally sell those custody receipts or trust certificates in negotiated transactions at varying prices that are determined at the time of sale. Each custody receipt or trust certificate evidences the individual securities in the pool, and the holder of a custody receipt or trust certificate generally will have all the rights and privileges of owners of the underlying securities. Each holder of a custody receipt or trust certificate generally will be treated as directly purchasing its pro rata share of the securities in the pool for an amount equal to the amount that such holder paid for its custody receipt or trust certificate. If a custody receipt or trust certificate is sold, a holder will be treated as having directly disposed of its pro rata share of the securities evidenced by the custody receipt or trust certificate. Additionally, the holder of a custody receipt or trust certificate may redeem the receipt or certificate and receive the underlying securities represented by the custody receipt of trust certificate subject to certain conditions. Custody receipts and trust certificates are generally subject to the same risks as those securities evidenced by the receipts or certificates. Additionally, custody receipts and trust certificates may also be less liquid than the underlying securities if the sponsor fails to maintain a trading market.

For diversification purposes under the Investment Company Act of 1940, a Fund will look through to (1) the Underlying Shares in a HOLDRs trust and (2) the corporate debt securities underlying TRACERs and TRAINs. In addition, an investment in HOLDRs, TRACERS and TRAINS will also be treated as an investment in an investment company, even though these instruments are not registered under the Investment Company Act of 1940.

Exchange-Traded Funds

Each of the Core Equity, Growth, Value, MidCap Growth and Asset Allocation Funds may invest up to 5% of its net assets in exchange-traded funds (“ETFs”). Typically, a Fund would purchase ETF shares for the same reason it would purchase (and as an alternative to purchasing) futures contracts: to obtain exposure to all or a portion of the stock market while maintaining flexibility to meet the liquidity needs of the Fund. ETF shares enjoy several advantages over futures. Depending on the market, the holding period, and other factors, ETF shares can be less costly and more tax-efficient than futures. In addition, ETF shares can be purchased for smaller sums, offer exposure to market sectors and styles for which there is no suitable or liquid futures contract, and do not involve leverage.

Most ETFs are investment companies. Therefore, a Fund’s purchases of ETF shares generally are subject to the limitations on, and the risks of, a Fund’s investments in other investment companies.

An investment in an ETF generally presents the same primary risks as an investment in a conventional fund (i.e., one that is not exchange traded) that has the same investment objectives, strategies, and policies. The price of an ETF can fluctuate within a wide range, and a Fund could lose money investing in an ETF if the prices of the stocks owned by the ETF go down. In addition, ETFs are subject to the following risks that do not apply to conventional funds: (1) the market price of the ETF’s shares may trade at a discount to their net asset value; (2) an active trading market for an ETF’s shares may not develop or be maintained; or (3) trading of an ETF’s shares may be halted if the listing exchange’s officials deem such action appropriate, the shares are de-listed from the exchange, or the activation of market-wide “circuit breakers” (which are tied to large decreases in stock prices) halts stock trading generally.

Foreign Currency Transactions

In order to protect against a possible loss on investments resulting from a decline or appreciation in the value of a particular foreign currency against the U.S. dollar or another foreign currency or for other reasons, the International Equity Fund and Asset Allocation Fund are authorized to enter into foreign currency exchange transactions either on a spot (i.e., cash basis) at the spot rate prevailing in the foreign currency exchange market, or through entering into forward contracts to purchase or sell foreign currencies. A forward currency exchange contract is an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of contract. Forward currency contracts do not eliminate fluctuations in the values of portfolio securities but rather may allow a Fund to establish a rate of exchange for a future point in time. The Funds may also enter into foreign currency exchange contracts to seek to increase total return when the Adviser anticipates that a foreign currency will appreciate or depreciate in value, but securities denominated in that currency do not present attractive investment opportunities and are not held by a Fund. In addition, the Funds may engage in cross-hedging by using forward contracts in one currency to hedge against fluctuations in the value of securities denominated in a different currency if the Adviser believes that there is a pattern of correlation between the two currencies.

The Funds may enter into forward foreign currency exchange contracts in several circumstances. When entering into a contract for the purchase or sale of a security, a Fund may enter into a contract for the amount of the purchase or sale price to protect against variations, between the date the security is purchased or sold and the date on which payment is made or received, in the value of the foreign currency relative to the U.S. dollar or other foreign currency.

In order to reduce risk, when the Adviser anticipates that a particular foreign currency may decline substantially relative to the U.S. dollar or other leading currencies, the Funds may enter into a forward contract to sell, for a fixed amount, the amount of foreign currency approximating the value of some or all of a Fund’s securities denominated in such foreign currency. Similarly, when the securities held by a Fund create a short position in a foreign currency, the Fund may enter into a forward contract to buy, for a fixed amount, an amount of foreign currency approximating the short position. With respect to any forward foreign currency contract, it will generally not be possible to match precisely the amount covered by that contract and the value of the securities involved due to the changes in the values of such securities resulting from market movements between the date the forward contract is entered into and the date it matures. While forward contracts may offer protection from losses resulting from declines or appreciation in the value of a particular foreign currency, they also limit potential gains that might result from changes in the value of such currency. The Funds will also incur costs in connection with forward foreign currency exchange contracts and conversions of foreign currencies and U.S. dollars. In addition, the Adviser may enter into foreign currency exchange transactions for the Funds for non-hedging purposes when the Adviser anticipates that the foreign currency will appreciate or depreciate in value.

A separate account consisting of cash or liquid assets, equal to the amount of a Fund’s assets that could be required to consummate forward contracts will be established with the Fund’s Custodian, except to the extent the contracts are otherwise “covered.” For the purpose of determining the adequacy of the securities in the account, the deposited securities will be valued at market or fair value. If the market or fair value of such securities declines, additional cash or securities will be placed in the account daily so that the value of the account will equal the amount of such commitments by the Fund. A forward contract to sell a foreign currency is “covered” if a Fund owns the currency (or securities denominated in the currency) underlying the contract, or holds a forward contract (or call option) permitting the Fund to buy the same currency at a price no higher than the Fund’s price to sell the currency. A forward contract to buy a foreign currency is “covered” if a Fund holds a forward contract (or put option) permitting the Funds to sell the same currency at a price as high as or higher than the Fund’s price to buy the currency.

Foreign Investments

As discussed above, the Value, Growth, MidCap Growth, Core Equity, International Equity and Bond Funds may invest up to 10%, 10%, 10%, 10%, 100% and 20%, respectively, of their total assets in securities issued by foreign issuers, including ADRs and, in the case of the International Equity Fund, EDRs and GDRs, wherever organized (together, “Foreign Securities”). ADRs, EDRs and GDRs are discussed above under “Depositary Receipts.” The Asset Allocation Fund may also invest in Foreign Securities. In considering whether to invest in Foreign Securities, the Adviser and Sub-Adviser will consider such factors as the characteristics of the particular issuer, differences between economic trends and the performance of securities markets within the United States and those within other countries, and also factors relating to the general economic, governmental and social conditions of the country or countries where the issuer is located.

Investment in Foreign Securities involves special risks including market risk, foreign currency risk, interest rate risk and the risks of investing in securities of foreign issuers and of companies whose securities are principally traded outside the United States. Market risk involves the possibility that stock prices will decline over short or extended periods. Stock markets tend to be cyclical, with alternate periods of generally rising and generally declining prices. In addition, the performance of investments in securities denominated in a foreign currency will depend on the strength of the foreign currency against the U.S. dollar and the interest rate environment in the country issuing the currency. Absent other events which could otherwise affect the value of a Foreign Security (such as a change in the political climate or an issuer’s credit quality), appreciation in the value of the foreign currency generally can be expected to increase the value of a foreign currency-denominated security in terms of U.S. dollars. An increase in foreign interest rates or a decline in the value of the foreign currency relative to the U.S. dollar generally can be expected to depress the value of a foreign currency-denominated security.

There are other risks and costs involved in investing in Foreign Securities, which are in addition to the usual risks inherent in domestic investments. Investment in Foreign Securities involves higher costs than investment in U.S. securities, including higher transaction and custody costs as well as the imposition of additional taxes by foreign governments. Foreign investments also involve risks associated with the level of currency exchange rates, less complete financial information about the issuers, less market liquidity, more market volatility and political and economic instability. Future political and economic developments, the possible imposition of withholding taxes, the possible seizure or nationalization of foreign holdings, the possible establishment of exchange controls, or the adoption of other governmental restrictions might adversely affect an investment in foreign securities. Additionally, foreign banks and foreign branches of domestic banks are subject to less stringent reserve requirements, and to different accounting, auditing and recordkeeping requirements.

The International Equity and Bond Funds both may invest up to 20% of their total assets in foreign debt and in the securities of foreign governments. The Asset Allocation Fund may also invest in such foreign debt and securities. The risks of such investments include the risk that foreign governments may default on their obligations, may not respect the integrity of such debt, may attempt to renegotiate the debt at a lower rate and may not honor investments by U.S. entities or citizens.

Although a Fund may invest in securities denominated in foreign currencies, its portfolio securities and other assets are valued in U.S. dollars. Currency exchange rates may fluctuate significantly over short periods of time causing, together with other factors, a Fund’s net asset value to fluctuate as well. Currency exchange rates generally are determined by the forces of supply and demand in the foreign exchange markets and the relative merits of investments in different countries, actual or anticipated changes in interest rates and other complex factors, as seen from an international perspective. Currency exchange rates also may be affected unpredictably by the intervention or the failure to intervene by U.S. or foreign governments or central banks, or by currency controls or political developments in the United States or abroad.

To the extent that a Fund’s total assets, adjusted to reflect the Fund’s net position after giving effect to currency transactions, are denominated in the currencies of foreign countries, the Fund will be more susceptible to the risk of adverse economic and political developments within those countries. In addition, the respective net currency positions of the International Equity Fund may expose it to risks independent of its securities positions. To the extent that a Fund is fully invested in Foreign Securities while also maintaining currency positions, it may be exposed to greater risk than it would have if it did not maintain the currency positions. The Funds investing in Foreign Securities are also subject to the possible imposition of exchange control regulations or freezes on convertibility of currency.

Futures Contracts and Related Options

The Core Equity, Growth, Value, MidCap Growth, Asset Allocation, International Equity, Bond, National Tax-Free Intermediate Bond, Missouri Tax-Free Intermediate Bond and Kansas Tax-Free Intermediate Bond Funds may invest in futures contracts and options thereon (interest rate futures contracts or index futures contracts, as applicable) for hedging purposes or to seek to increase total return. The International Equity Fund may also invest in currency futures contracts and options on foreign currencies. Positions in futures contracts may be closed out only on an exchange which provides a secondary market for such futures. However, there can be no assurance that a liquid secondary market will exist for any particular futures contract at any specific time. Thus, it may not be possible to close a futures position. In the event of adverse price movements, a Fund would continue to be required to make daily cash payments to maintain its required margin. In such situations, if a Fund has insufficient cash, it may have to sell portfolio securities to meet daily margin requirements at a time when it may be disadvantageous to do so. In addition, a Fund may be required to make delivery of the instruments underlying futures contracts it holds. The inability to close options and futures positions also could have an adverse impact on a Fund’s ability to hedge effectively.

Successful use of futures by a Fund is also subject to the Adviser’s ability to predict correctly movements in the direction of the underlying security or index. For example, if a Fund has hedged against the possibility of a decline in the market adversely affecting securities held by it and securities prices increase instead, the Fund will lose part or all of the benefit to the increased value of its securities that it has hedged because it will have approximately equal offsetting losses in its futures positions. In addition, in some situations, if a Fund has insufficient cash, it may have to sell securities to meet daily variation margin requirements. Such sales of securities may be, but will not necessarily be, at increased prices, which reflect the rising market. A Fund may have to sell securities at a time when it may be disadvantageous to do so.

The risk of loss in trading futures contracts in some strategies can be substantial, due both to the low margin deposits required, and the extremely high degree of leverage involved in futures pricing. As a result, a relatively small price movement in a futures contract may result in immediate and substantial loss (as well as gain) to the investor. For example, if at the time of purchase, 10% of the value of the futures contract is deposited as margin, a subsequent 10% decrease in the value of the futures contract would result in a total loss of the margin deposit, before any deduction for the transaction costs, if the account were then closed out. A 15% decrease would result in a loss equal to 150% of the original margin deposit, before any deduction for the transaction costs, if the contract were closed out. Thus, a purchase or sale of a futures contract may result in losses in excess of the amount invested in the contract.

Utilization of futures transactions by a Fund involves the risk of loss by a Fund of margin deposits in the event of bankruptcy of a broker with whom the Fund has an open position in a futures contract or related option.

Most futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day’s settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of contract, no trades may be made on that day at a price beyond that limit. The daily limit governs only price movement during a particular trading day and therefore does not limit potential losses, because the limit may prevent the liquidation of unfavorable positions. Futures contract prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting some futures traders to substantial losses.

The trading of futures contracts is also subject to the risk of trading halts, suspensions, exchange or clearinghouse equipment failures, government intervention, insolvency of a brokerage firm or clearing house or other disruptions of normal trading activity, which could at times make it difficult or impossible to liquidate existing positions or to recover excess variation margin payments.

A Fund may not purchase or sell futures contracts or options on futures contracts to increase total return unless immediately after any such transaction the aggregate amount of premiums paid for put options and the amount of margin deposits on its existing futures positions do not exceed 5% of the total assets of the Fund.

Hybrid Instruments

The International Equity Fund may invest up to 10% of its total assets, and the Asset Allocation Fund may invest up to 5% of its net assets, in hybrid instruments. Hybrid instruments combine the elements of futures contracts or options with those of debt, preferred equity or depositary instruments (hereinafter “Hybrid Instruments”). The investment limitations for these Funds for purposes of TRACERs, TRAINs and HOLDRs is discussed above under “Depositary Receipts.” Generally, a Hybrid Instrument will be a debt security, preferred stock, depositary share, trust certificate or receipt, certificate of deposit or other evidence of indebtedness on which a portion of or all interest payments, and/or the principal or stated amount payable at maturity, redemption or retirement, is determined by reference to prices, changes in prices, or differences between prices of securities, currencies, intangibles, goods, articles or commodities (collectively, “Underlying Assets”) or by another objective index, economic factor or other measure, such as interest rates, currency exchange rates, commodity indices, and securities indices (collectively, “Benchmarks”). Thus, Hybrid Instruments may take a variety of forms, including, but not limited to, debt instruments with interest or principal payments or redemption terms determined by reference to the value of a currency or commodity or securities index at a future point in time, preferred stock with dividend rates determined by reference to the value of a currency, or convertible securities with the conversion terms related to a particular commodity.

Hybrid Instruments can be an efficient means of creating exposure to a particular market, or segment of a market, with the objective of enhancing total return. For example, a Fund may wish to take advantage of expected declines in interest rates in several European countries, but avoid the transactions costs associated with buying and currency-hedging the foreign bond positions. One solution would be to purchase a U.S. dollar-denominated Hybrid Instrument whose redemption price is linked to the average three-year interest rate in a designated group of countries. The redemption price formula would provide for payoffs of greater than par if the average interest rate was lower than a specified level, and payoffs of less than par if rates were above the specified level. Furthermore, a Fund could limit the downside risk of the security by establishing a minimum redemption price so that the principal paid at maturity could not be below a predetermined minimum level if interest rates were to rise significantly. The purpose of this arrangement, known as a structured security with an embedded put option, would be to give a Fund the desired European bond exposure while avoiding currency risk, limiting downside market risk, and lowering transactions costs. Of course, there is no guarantee that the strategy will be successful and a Fund could lose money if, for example, interest rates do not move as anticipated or credit problems develop with the issuer of the Hybrid Instrument.

The risks of investing in Hybrid Instruments reflect a combination of the risks of investing in securities, options, futures and currencies. Thus, an investment in a Hybrid Instrument may entail significant risks that are not associated with a similar investment in a traditional debt instrument that has a fixed principal amount, is denominated in U.S. dollars or bears interest either at a fixed rate or a floating rate determined by reference to a common, nationally published Benchmark. The risks of a particular Hybrid Instrument will, of course, depend upon the terms of the instrument, but may include, without limitation, the possibility of significant changes in the Benchmarks or the prices of Underlying Assets to which the instrument is linked. Such risks generally depend upon factors that are unrelated to the operations or credit quality of the issuer of the Hybrid Instrument and which may not be credit quality of the issuer of the Hybrid Instrument and which may not be readily foreseen by the purchaser, such as economic and political events, the supply and demand of the Underlying Assets and interest rate movements. At various times Benchmarks and prices for Underlying Assets have been highly volatile, and such volatility may be expected in the future. Reference is also made to the discussion of futures, options, and forward contracts herein for a discussion of the risks associated with such investments.

Hybrid Instruments are potentially more volatile and carry greater market risks than traditional debt instruments. Depending on the structure of the particular Hybrid Instrument, changes in a Benchmark may be magnified by the terms of the Hybrid Instrument and have an even more dramatic and substantial effect upon the value of the Hybrid Instrument. Also, the prices of the Hybrid Instrument and the Benchmark or Underlying Asset may not move in the same direction or at the same time.

Hybrid Instruments may bear interest or pay preferred dividends at below market (or even relatively nominal) rates. Alternatively, Hybrid Instruments may bear interest at above market rates but bear an increased risk of principal loss (or gain). The latter scenario may result if “leverage” is used to structure the Hybrid Instrument. Leverage risk occurs when the Hybrid Instrument is structured so that a given change in a Benchmark or Underlying Asset is multiplied to produce a greater value change in the Hybrid Instrument, thereby magnifying the risk of loss as well as the potential for gain.

Hybrid Instruments may also carry liquidity risk since the instruments are often “customized” to meet the portfolio needs of a particular investor, and therefore, the number of investors that are willing and able to buy such instruments in the secondary market may be smaller than that for more traditional debt securities. In addition, because the purchase and sale of Hybrid Instruments could take place in an over-the-counter market without the guarantee of a central clearing organization or in a transaction between the Fund and the issuer of the Hybrid Instrument, the creditworthiness of the counterparty or issuer of the Hybrid Instrument would be an additional risk factor which the Fund would have to consider and monitor. Hybrid Instruments also may not be subject to regulation of the Commodities Futures Trading Commission (“CFTC”), which generally regulates the trading of commodity futures by U.S. persons, the SEC, which regulates the offer and sale of securities by and to U.S. persons, or any other governmental regulatory authority.

Illiquid Securities

Each Fund may invest up to 15% of its net assets in illiquid securities, including securities having legal or contractual restrictions on resale or no readily available market (including repurchase agreements, variable and floating rate instruments and time deposits with notice/termination dates in excess of seven days, stripped mortgage-backed securities (“SMBS”) issued by private issuers, interest rate and currency swaps and certain securities which are subject to trading restrictions because they are not registered under the Securities Act of 1933 (the “1933 Act”)).

If otherwise consistent with its investment objective and policies, each Fund may purchase commercial paper issued pursuant to Section 4(2) of the 1933 Act and securities that are not registered under the 1933 Act but can be sold to “qualified institutional buyers” in accordance with Rule 144A under the 1933 Act. These securities will not be considered illiquid so long as the Adviser determines, under guidelines approved by the Board of Trustees, that an adequate trading market exists. A Fund’s investment in Rule 144A securities could increase the level of illiquidity during any period that qualified institutional buyers become uninterested in purchasing these securities.

Interest Rate Swaps, Floors and Caps

In order to hedge against fluctuations in interest rates, the Asset Allocation, Short-Term Government, Bond, National Tax-Free Intermediate Bond, Missouri Tax-Free Intermediate Bond and Kansas Tax-Free Intermediate Bond Funds may opt to enter into interest rate and mortgage swaps and interest rate caps and floors. A Fund typically uses interest rate and mortgage swaps to preserve a return on a particular investment or portion of its portfolio or to shorten the effective duration of its portfolio securities. Interest rate swaps involve the exchange by a Fund with another party of their respective commitments to pay or receive interest, such as an exchange of fixed rate payments for floating rate payments. Mortgage swaps are similar to interest rate swaps in that they represent commitments to pay and receive interest. The notional principal amount, however, is tied to a reference pool or pools of mortgages. The purchase of an interest rate floor or cap entitles the purchaser to receive payments of interest on a notional principal amount from the seller, to the extent that a specified index falls below (floor) or exceeds (cap) a predetermined interest rate. In a typical cap or floor arrangement, one party agrees to make payments only under specified circumstances, usually in return for payment of a fee by the other party. For example, the buyer of an interest rate cap obtains the right to receive payments to the extent that a specified interest rate exceeds an agreed upon level, while the seller of an interest rate floor is obligated to make payments to the extent that a specified interest rate falls below an agreed upon level. Since interest rate swaps, mortgage swaps and interest rate caps and floors are individually negotiated, a Fund expects to achieve an acceptable degree of correlation between its portfolio investments and its interest rate swaps, mortgage swaps and interest rate caps and floors positions.

If a Fund enters into interest rate and mortgage swaps, it will do so only on a net basis, i.e., the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. Inasmuch as these transactions are entered into for good faith hedging purposes, the Funds and the Adviser believe that such obligations do not constitute senior securities as defined in the 1940 Act and, accordingly, do not treat them as being subject to the Funds’ borrowing restrictions. The net amount of the excess, if any, of a Fund’s obligations over its entitlements with respect to each interest rate or mortgage swap is accrued on a daily basis and an amount of cash or liquid securities having an aggregate net asset value at least equal to such accrued excess, is maintained in a segregated account by the Fund’s Custodian.

The use of swap agreements by a Fund entails certain risks, which may be different from, or possibly greater than, the risks associated with investing directly in the securities and other traditional investments that are the referenced asset for the swap agreement. Swaps are highly specialized instruments that require investment techniques and risk analyses different from those associated with stocks, bonds, and other traditional investments. The use of a swap requires an understanding not only of the referenced asset, reference rate, or index but also of the swap itself, without the benefit of observing the performance of the swap under all possible market conditions.

Swap agreements may be subject to liquidity risk, which exists when a particular swap is difficult to purchase or sell. If a swap transaction is particularly large or if the relevant market is illiquid (as is the case with many OTC swaps), it may not be possible to initiate a transaction or liquidate a position at an advantageous time or price, which may result in significant losses. In addition, swap transaction may be subject to a Fund’s limitation on investments in illiquid securities.

Swap agreements may be subject to pricing risk, which exists when a particular swap becomes extraordinarily expensive (or cheap) relative to historical prices or the prices of corresponding cash market instruments. Under certain market conditions, it may not be economically feasible to initiate a transaction or liquidate a position in time to avoid a loss or take advantage of an opportunity or to realize the intrinsic value of the swap agreement.

Because some swap agreements have a leverage or borrowing component, adverse changes in the value or level of the underlying asset, reference rate or index can result in a loss substantially greater than the amount invested in the swap itself. Certain swaps have the potential for unlimited loss, regardless of the size of the initial investment. Certain swap transactions may be considered to constitute borrowing transactions for purposes of the 1940 Act. Such a swap transaction will not be considered to constitute the issuance of a “senior security” by a Fund, and such transaction will not be subject to the 300% asset coverage requirement otherwise applicable to borrowings by a Fund, if the Fund covers the transaction or segregates sufficient liquid assets in accordance with the requirements discussed under “Investment Limitations” below.

Like most other investments, swap agreements are subject to the risk that the market value of the instrument will change in a way detrimental to a Fund’s interest. A Fund bears the risk that the Adviser will not accurately forecast future market trends or the values of assets, reference rates, indices or other economic factors in establishing swap positions for the Fund. If the Adviser attempts to use a swap as a hedge against, or as a substitute for, a portfolio investment, the Fund will be exposed to the risk that the swap will have or will develop imperfect or no correlation with the portfolio investment. This could cause substantial losses for the Fund. While hedging strategies involving swap instruments can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other fund investments. Many swaps, in particular OTC swaps, are complex and often valued subjectively. Improper valuations can result in increased cash payment requirements to counterparties or a loss of value to a Fund.

The use of a swap agreement also involves the risk that a loss may be sustained as a result of the insolvency or bankruptcy of the counterparty or the failure of the counterparty to make required payments or otherwise comply with the terms of the agreement. Additionally, the use of credit default swaps can result in losses if the Adviser does not correctly evaluate the creditworthiness of the issuer on which the credit swap is based.

A Fund may not enter into any interest rate or mortgage swap or interest cap or floor transaction unless the unsecured commercial paper, senior debt or the claims-paying ability of the other party thereto is rated either AA or A-1 or Aa or P-1 or better by S&P or Moody’s or the equivalent rating of another NRSRO or if unrated by such rating organizations, determined by the Adviser to be of comparable credit quality. If there is a default by the other party to such a transaction, a Fund will have contractual remedies pursuant to the agreements related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid in comparison with the markets for other similar instruments which are traded in the relevant market. However, the staff of the SEC takes the position that swaps, caps and floors are illiquid for purposes of the Funds’ limitations on investments in illiquid securities.

Investment Companies

Each Fund may invest in securities issued by other investment companies within the limits prescribed by the 1940 Act. The Asset Allocation Fund may invest in securities of other investment companies pursuant to an exemptive order issued by the SEC. Each Fund, other than the Asset Allocation Fund, currently intends to limit its investments so that, as determined immediately after a purchase is made: (a) not more than 5% of the value of its total assets will be invested in the securities of any one investment company; (b) not more than 10% of the value of its total assets will be invested in the aggregate in securities of investment companies as a group; (c) not more than 3% of the outstanding voting stock of any one investment company will be owned by the Fund; and (d) not more than 10% of the outstanding voting stock of any one investment company will be owned in the aggregate by the Fund and other investment companies advised by the Adviser, or any affiliate of Commerce Bancshares, Inc. As a shareowner of another investment company, a Fund would bear, along with other shareowners, its pro rata portion of the expenses of such other investment company, including advisory fees. These expenses would be in addition to the advisory and other expenses that a Fund bears directly in connection with its own operations and may represent a duplication of fees to shareowners of the Fund.

Lending Securities

Each Fund may lend its portfolio securities to broker/dealers and other institutional investors pursuant to agreements requiring that the loans be continuously secured by collateral equal in value at all times to at least the market value of the securities loaned. Collateral for securities loans may include cash, securities of the U.S. Government, its agencies or instrumentalities, or an irrevocable letter of credit issued by a bank that meets the investment standards defined as “money market instruments” below in “Temporary Investments.” When a Fund lends its securities, it continues to receive interest or dividends on the securities loaned and may simultaneously earn interest on the investment of the cash loan collateral which will be invested in readily marketable, high-quality, short-term obligations. Although voting rights, or rights to consent, attendant to securities on loan pass to the borrower, such loans may be called at any time and will be called so that the securities may be voted by a Fund if a material event affecting the investment is to occur. Such loans will not be made if, as a result, the aggregate of all outstanding loans exceeds 33 1/3% of the value of a Fund’s total assets (including the value of the collateral received for the loan). There may be risks of delay in receiving additional collateral or in recovering the securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially. However, loans are made only to borrowers deemed by the Adviser to be of good standing and when, in its judgment, the income to be earned from the loan justifies the attendant risks.

Mortgage Dollar Rolls

The Asset Allocation, Bond and Short-Term Government Funds may enter into mortgage “dollar rolls” in which a Fund sells securities for delivery in the current month and simultaneously contracts with the same counterparty to repurchase similar (same type, coupon and maturity) but not identical securities on a specified future date. A Fund gives up the right to receive principal and interest paid on the securities sold. However, a Fund would benefit to the extent of any difference between the price received for the securities sold and the lower forward price for the future purchase (often referred to as the “drop”) or fee income plus the interest earned on the case proceeds of the securities sold until the settlement date of the forward purchase. Unless such benefits exceed the income, capital appreciation, and gain or loss due to mortgage prepayments that would have been realized on the securities sold as part of the mortgage dollar roll, the use of this technique will diminish the investment performance of a Fund. A Fund will hold and maintain in a segregated account until the settlement date cash or liquid assets, in an amount equal to the forward purchase price. The benefits derived from the use of mortgage dollar rolls may depend upon the Adviser’s ability to correctly predict mortgage prepayments and interest rates. There is no assurance that mortgage dollar rolls can be successfully employed.

For financial reporting and tax purposes, each Fund proposes to treat mortgage dollar rolls as two separate transactions; one transaction involving the purchase of a security and a separate transaction involving a sale. No Fund currently intends to enter into mortgage dollar rolls that are accounted for as a financing.

Mortgage-Related and Asset-Backed Securities

The Bond and Short-Term Government Funds may invest 80% and 100%, respectively, of their total assets in mortgage-related securities and the Bond Fund may invest 80% of its total assets in asset-backed securities that are secured by entities such as the Government National Mortgage Association (“GNMA”), Federal National Mortgage Association (“FNMA”), Federal Home Loan Mortgage Corporation (“FHLMC”), commercial banks, trusts, financial companies, finance subsidiaries of industrial companies, savings and loan associations, mortgage banks and investment banks. The Asset Allocation Fund may also invest in mortgage-related and asset-backed securities. Purchasable mortgage-related securities are represented by pools of mortgage loans assembled for sale to investors by various governmental agencies, which are described below, as well as by private issuers such as commercial banks, savings and loan institutions, mortgage bankers and private mortgage insurance companies.

Although certain mortgage-related securities are guaranteed by a third party or are otherwise similarly secured, the market value of the security, which may fluctuate, is not so secured. If a Fund purchases a mortgage-related security at a premium, that portion may be lost if there is a decline in the market value of the security whether resulting from increases in interest rates or prepayment of the underlying mortgage collateral. As with other interest-bearing securities, the prices of such securities are inversely affected by changes in interest rates. However, though the value of a mortgage-related security may decline when interest rates rise, the converse is not necessarily true because mortgages underlying securities are prone to prepayment in periods of declining interest rates. For this and other reasons, a mortgage-related security’s maturity may be shortened by unscheduled prepayments on underlying mortgages and, therefore, it is not possible to accurately predict the security’s return to a Fund. Mortgage-related securities provide regular payments consisting of interest and principal. No assurance can be given as to the return a Fund will receive when these amounts are reinvested.

Mortgage-Related Securities. There are a number of important differences among the agencies and instrumentalities of the U.S. Government that issue mortgage-related securities and among the securities that they issue. Mortgage-related securities in which the Bond and Short-Term Government Funds may invest include GNMA Mortgage Pass-Through Certificates (also known as “Ginnie Maes”), FNMA guaranteed Mortgage-Pass Through Certificates (also known as “Fannie Maes”) and FHLMC Mortgage Participation Certificates (also known as “Freddie Macs” or “PCs”). Ginnie Maes are guaranteed as to the timely payment of principal and interest by GNMA and such guarantee is backed by the full faith and credit of the United States. GNMA is a wholly-owned U.S. Government corporation within the Department of Housing and Urban Development. GNMA certificates also are supported by the authority of GNMA to borrow funds from the U.S. Treasury to make payments under its guarantee. Unlike Ginnie Maes, Fannie Maes and Freddie Macs are not backed by or entitled to the full faith and credit of the United States. Although securities issued by the FNMA, FHLMC and the Federal Home Loan Banks may be chartered or sponsored by Acts of Congress, their securities are neither issued nor guaranteed by the United States Treasury and, therefore, are not backed by the full faith and credit of the United States. Fannie Maes are guaranteed as to timely payment of principal and interest by FNMA. FHLMC is a corporate instrumentality of the United States, created pursuant to an Act of Congress, which is owned entirely by Federal Home Loan Banks. Freddie Macs are not guaranteed by the United States or by any Federal Home Loan Banks and do not constitute a debt or obligation of the United States or of any Federal Home Loan Bank. Freddie Macs entitle the holder to timely payment of interest, which is guaranteed by the FHLMC. FHLMC guarantees either ultimate collection or timely payment of all principal payments on the underlying mortgage loans. When FHLMC does not guarantee timely payment of principal, FHLMC may remit the amount due on account of its guarantee of ultimate payment of principal at any time after default on an underlying mortgage, but in no event later than one year after it becomes payable. The maximum potential liability of the issuers of some U.S. Government securities held by the Funds may greatly exceed their current resources, including their legal right to support from the U.S. Treasury. It is possible that these issuers will not have the funds to meet their payment obligations in the future.

A Fund may invest in multiple class pass-through securities, including collateralized mortgage obligations (“CMOs”) and real estate mortgage investment conduit (“REMIC”) pass-through or participation certificates (“REMIC Certificates”). These multiple class securities may be issued by U.S. Government agencies or instrumentalities, including FNMA and FHLMC, or by trusts formed by private originators of, or investors in, mortgage loans. In general, CMOs and REMICs are debt obligations of a legal entity that are collateralized by, and multiple class pass-through securities represent direct ownership interests in, a pool of residential mortgage loans or mortgage pass-through securities (the “Mortgage Assets”), the payments on which are used to make payments on the CMOs or multiple pass-through securities. Investors may purchase beneficial interests in REMICs, which are known as “regular” interests or “residual” interests. The Funds do not intend to purchase residual interests.

Each class of CMOs or REMIC Certificates, often referred to as a “tranche,” is issued at a specific adjustable or fixed interest rate and must be fully retired no later than its final distribution date. Principal prepayments on the Mortgage Assets underlying the CMOs or REMIC Certificates may cause some or all of the classes of CMOs or REMIC Certificates to be retired substantially earlier than their final distribution dates. Generally, interest is paid or accrues on all classes of CMOs or REMIC Certificates on a monthly basis.

The principal of and interest on the Mortgage Assets may be allocated among the several classes of CMOs or REMIC Certificates in various ways. In certain structures (known as “sequential pay” CMOs or REMIC Certificates), payments of principal, including any principal prepayments, on the Mortgage Assets generally are applied to the classes of CMOs or REMIC Certificates in the order of their respective final distribution dates. Thus no payment of principal will be made on any class of sequential pay CMOs or REMIC Certificates until all other classes having an earlier final distribution date have been paid in full.

Additional structures of CMOs or REMIC Certificates include, among others, “parallel pay” CMOs and REMIC Certificates. Parallel pay CMOs or REMIC Certificates are

those which are structured to apply principal payments and prepayments of the Mortgage Assets to two or more classes concurrently on a proportionate or disproportionate basis. These simultaneous payments are taken into account in calculating the final distribution date of each class.

A wide variety of REMIC Certificates may be issued in the parallel pay or sequential pay structures. These securities include accrual certificates (also known as “Z-Bonds”), which only accrue interest at a specified rate until all other certificates having an earlier final distribution date have been retired and are converted thereafter to an interest-paying security, and planned amortization class (“PAC”) certificates, which are parallel pay REMIC Certificates which generally require that specified amounts of principal be applied on each payment date to one or more classes of REMIC Certificates (the “PAC Certificates”), even though all other principal payments and prepayments of the Mortgage Assets are then required to be applied to one or more other classes of the Certificates. The scheduled principal payments for the PAC Certificates generally have the highest priority on each payment date after interest due has been paid to all classes entitled to receive interest currently. Shortfalls, if any, are added to the amount payable on the next payment date. The PAC Certificate payment schedule is taken into account in calculating the final distribution date of each class of PAC. In order to create PAC tranches, one or more tranches generally must be created that absorb most of the volatility in the underlying Mortgage Assets. These tranches tend to have market prices and yields that are much more volatile than the PAC classes.

FNMA REMIC Certificates are issued and guaranteed as to timely distribution of principal and interest by FNMA. In addition, FNMA will be obligated to distribute on a timely basis to holders of FNMA REMIC Certificates required installments of principal and interest and to distribute the principal balance of each class of REMIC Certificates in full, whether or not sufficient funds are otherwise available.

For FHLMC REMIC Certificates, FHLMC guarantees the timely payment of interest, and also guarantees the ultimate payment of principal as payments are required to be made on the underlying mortgage participation certificates. PCs represent undivided interests in specified level payments, residential mortgages or participation therein purchased by FHLMC and placed in a PC pool. With respect to principal payments on PCs, FHLMC generally guarantees ultimate collection of all principal of the related mortgage loans without offset or deduction. FHLMC also guarantees timely payment of principal on certain PCs, referred to as “Gold PCs.”

The average life of mortgage-backed securities varies with the maturities of the underlying mortgage instruments. The average life is likely to be substantially less than the original maturity of the mortgage pools underlying the securities as the result of mortgage prepayments. The rate of such prepayments, and accordingly the life of the certificates, will be a function of current market rates and current conditions in the relevant housing markets. Estimated average life will be determined by the Adviser, and such securities may be purchased by the Bond Fund if the estimated average life is determined to be five years or less.

Although certain mortgage-related securities are guaranteed by a third party or are otherwise similarly secured, the market value of the security, which may fluctuate, is not so secured. If the Bond Fund purchases a mortgage-related security at a premium, that portion may be lost if there is a decline in the market value of the security whether resulting from increases in interest rates or prepayment of the underlying mortgage collateral. As with other interest-bearing securities, the prices of such securities are inversely affected by changes in interest rates. However, though the value of a mortgage-related security may decline when interest rates rise, the converse is not necessarily true because mortgages underlying securities are prone to prepayment in periods of declining interest rates. For this and other reasons, a mortgage-related security’s maturity may be shortened by unscheduled prepayments on underlying mortgages and, therefore, it is not possible to accurately predict the security’s return to the Funds. Mortgage-related securities provide regular payments consisting of interest and principal. No assurance can be given as to the return the Funds will receive when these amounts are reinvested.

Asset-Backed Securities. The Asset Allocation and Bond Funds may purchase asset-backed securities issued by either governmental or non-governmental entities which represent a participation in, or are secured by and payable from, a stream of payments generated by particular assets, most often a pool of assets similar to one another. Primarily, these securities do not have the benefit of the same security interest in the underlying collateral. Payment on asset-backed securities of a private issuer is typically supported by some form of credit enhancement, such as a letter of credit, surety bond, limited guaranty, or subordination. Assets generating such payments will consist of such instruments as motor vehicle installment purchase obligations, credit card receivables and home equity loans. Each of these Funds may also invest in other types of asset-backed securities that may be available in the future.

The yield characteristics of asset-backed securities differ from traditional debt securities. A major difference is that the principal amount of the obligations may be prepaid at any time because the underlying assets (i.e., loans) generally may be prepaid at any time. As a result, if an asset-backed security is purchased at a premium, a prepayment rate that is faster than expected will reduce yield to maturity, while a prepayment rate that is slower than expected will have the opposite effect of increasing yield to maturity. Conversely, if an asset-backed security is purchased at a discount, faster than expected payments will increase, while slower than expected prepayments will decrease, yield to maturity. In calculating the average weighted maturity of a Fund, the maturity of asset-backed securities will be based on estimates of average life.

Prepayments on asset-backed securities generally increase with falling interest rates and decrease with rising interest rates. Furthermore, prepayment rates are influenced by a variety of economic and social factors. In general, the collateral supporting non-mortgage asset-backed securities is of a shorter maturity than mortgage loans and is less likely to experience substantial prepayments. Like other fixed income securities, when interest rates rise the value of an asset-backed security generally will decline; however, when interest rates decline, the value of an asset-backed security with prepayment features may not increase as much as that of other fixed income securities.

Asset-backed securities may involve certain risks that are not presented by mortgage-backed securities arising primarily from the nature of the underlying assets (e.g., credit card and automobile loan receivables as opposed to real estate mortgages). Ultimately, asset-backed securities are dependent upon payment of the consumer loans or receivables by individuals, and the certificate holder frequently has no recourse against the entity that originated the loans or receivables. Credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which have given debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. In addition, default may require repossession of the personal property of the debtor which may be difficult or impossible in some cases. Most issuers of automobile receivables permit the servicers to return possession of the underlying obligations. If the servicers were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the related automobile receivables. In addition, because of the number of vehicles involved in a typical issuance and technical requirements under state law, the trustee for the automobile receivables may not have an effective security interest in all of the obligations backing such receivables. Therefore, there is a possibility that recoveries of repossessed collateral may not, in some cases, be able to support payments on these securities.

Asset-backed securities may be subject to greater risk of default during periods of economic downturn than other instruments. Also, the secondary market for certain asset-backed securities may not be as liquid as the market for other types of securities, which could result in a Fund experiencing difficulty in valuing or liquidating such securities for the Fund. In certain circumstances, asset-backed securities may be considered illiquid securities subject to the percentage limitations described above under “Illiquid Securities.”

Asset-backed securities are generally issued as pass-through certificates, which represent undivided fractional ownership interests in an underlying pool of assets, or as debt instruments, which are also known as collateralized obligations, and are generally issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt. Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties.

The yield characteristics of asset-backed securities differ from traditional debt securities. A major difference is that the principal amount of the obligations may be prepaid at any time because the underlying assets (i.e., loans) generally may be prepaid at any time. As a result, if an asset-backed security is purchased at a premium, a prepayment rate that is faster than expected may reduce yield to maturity, while a prepayment rate that is slower than expected may have the opposite effect of increasing yield to maturity. Conversely, if an asset-backed security is purchased at a discount, faster than expected prepayments may increase, while slower than expected prepayments may decrease, yield to maturity. In calculating the average weighted maturity of the Funds, the maturity of asset-backed securities will be based on estimates of average life.

Municipal Obligations

The Asset Allocation, Bond, National Tax-Free Intermediate Bond, Missouri Tax-Free Intermediate Bond and Kansas Tax-Free Intermediate Bond Funds may invest in Municipal Obligations. The Bond Fund may invest up to 20% of its total assets in such securities. The other Funds may invest in Municipal Obligations without limit. Municipal Obligations include debt obligations issued by governmental entities to obtain funds for various public purposes, including the construction of a wide range of public facilities, the refunding of outstanding obligations, the payment of general operating expenses and the extension of loans to public institutions and facilities.

The two principal classifications of Municipal Obligations are “general obligation” and “revenue” issues, and the respective portfolios may also purchase “moral obligation” issues, which are normally issued by special purpose authorities. General obligation securities are secured by the issuer’s pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue securities are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source such as the user of the facility being financed. Private activity bonds (e.g., bonds issued by industrial development authorities) that are issued by or on behalf of public authorities to finance various privately-operated facilities are included within the term “Municipal Obligations” if the interest paid thereon is exempt from regular federal income tax and not treated as a specific tax preference item under the federal alternative minimum tax. Private activity bonds are in most cases revenue securities and are not payable from the unrestricted revenues of the issuer. The credit quality of such bonds is usually directly related to the credit standing of the corporate user of the facility involved. If the issuer of moral obligation securities is unable to meet its debt service obligations from current revenues, it may draw on a reserve fund, the restoration of which is a moral commitment but not a legal obligation of the state or municipality that created the issuer. There are, of course, variations in the quality of Municipal Obligations both within a particular classification and between classifications, and the yields on Municipal Obligations depend upon a variety of factors, including general money market conditions, the financial condition of the issuer, general conditions of the municipal bond market, the size of a particular offering, the maturity of the obligation and the rating of the issue.

The Bond Fund may, when deemed appropriate by the Adviser in light of the Fund’s investment objective, invest in obligations issued by state and local governmental issuers. Dividends that are derived from the interest on Municipal Obligations generally would not be taxable to the Fund’s shareowners for federal income tax purposes.

Although the National Tax-Free Intermediate Bond, Missouri Tax-Free Intermediate Bond and Kansas Tax-Free Intermediate Bond Funds will invest most of their assets, under normal circumstances, in intermediate-term Municipal Obligations, the Funds may also purchase short-term project notes, tax anticipation notes, bond anticipation notes, revenue anticipation notes, tax-exempt commercial paper, and other forms of short-term tax-exempt loans. Such instruments are issued with a short-term maturity in anticipation of the receipt of tax funds, the proceeds of bond placements or other revenues.

Further, the Funds may purchase Municipal Obligations known as “certificates of participation,” which represent undivided proportional interests in lease payments by a governmental or non-profit entity. The lease payments and other rights under the lease provide for and secure the payments on the certificates. Lease obligations may be limited by applicable municipal charter provisions or the nature of the appropriation for the lease. In particular, lease obligations may be subject to periodic appropriation. If the entity does not appropriate funds for future lease payments, the entity cannot be compelled to make such payments. Furthermore, a lease may or may not provide that the certificate trustee can accelerate lease obligations upon default. If the trustee could not accelerate lease obligations upon default, the trustee would only be able to enforce lease payments as they became due. In the event of a default or failure of appropriation, it is unlikely that the trustee would be able to obtain an acceptable substitute source of payment. Certificates of participation are generally subject to redemption by the issuing municipal entity under specified circumstances. If a specified event occurs, a certificate is callable at par either at any interest payment date or, in some cases, at any time. As a result, certificates of participation are not as liquid or marketable as other types of Municipal Obligations.

From time to time, proposals have been introduced before Congress for the purpose of restricting or eliminating the federal income tax exemption for interest on Municipal Obligations. For example, under the federal tax legislation enacted in 1986, interest on certain private activity bonds must be included in an investor’s alternative minimum taxable income, and corporate investors must treat all tax-exempt interest as an item of tax preference. The Trust cannot predict what legislation, if any, may be proposed or enacted in the future regarding the federal tax status of interest on such obligations or, with respect to the Missouri Tax-Free Intermediate Bond Fund, what legislation may be proposed in the Missouri Legislature relating to the status of the Missouri income tax on interest on Missouri Obligations or, with respect to the Kansas Tax-Free Intermediate Bond Fund, what legislation may be proposed in the Kansas Legislature relating to the status of the Kansas income tax on interest on Kansas Obligations. Such proposals, whether pending or enacted, might materially and adversely affect the availability of Municipal, Missouri or Kansas Obligations for investment by a particular Fund and the liquidity and value of its respective portfolio. In such an event, the Fund would re-evaluate its investment objective and policies and consider possible changes in its structure or possible dissolution.

Certain of the Municipal Obligations held by a Fund may be insured as to the timely payment of principal and interest. The insurance policies will usually be obtained by the issuer of the Municipal Obligation at the time of its original issuance. In the event that the issuer defaults on interest or principal payment, the insurer will be notified and will be required to make payment to the bondholders. There is, however, no guarantee that the insurer will meet its obligations. In addition, such insurance will not protect against market fluctuations caused by changes in interest rates and other factors. The National Tax-Free Intermediate Bond, Missouri Tax-Free Intermediate Bond and Kansas Tax-Free Intermediate Bond Funds may, from time to time, invest more than 50% of their assets in Municipal Obligations covered by insurance policies.

Options Trading

Each of the Funds may purchase put and call options and may write covered call and secured put options, which will be listed on a national securities exchange and issued by the Options Clearing Corporation. The aggregate value of securities subject to options written by the National Tax-Free Intermediate Bond, Missouri Tax-Free Intermediate Bond and Kansas Tax-Free Intermediate Bond Funds (collectively, the “Tax-Free Funds”) will not exceed 5% of the respective Fund’s net assets. The Tax-Free Funds may not purchase or write options with respect to foreign currencies. The aggregate value of securities subject to options written by the International Equity, Short-Term Government, Bond, Core Equity, Growth, Value and MidCap Growth Funds will not exceed 25% of the respective Fund’s net assets. Notwithstanding the foregoing, a Fund may not purchase or sell futures contracts or options on futures contracts to increase total return unless immediately after any such transaction, the aggregate amount of premiums paid for put options and the amount of margin deposits on existing futures positions do not exceed 5% of the total assets of a Fund.

Options may relate to particular securities and various stock indexes or currencies. This is a highly specialized activity that entails greater than ordinary investment risks. Regardless of how much the market price of the underlying security increases or decreases, the option buyer’s risk is limited to the amount of the original investment for the purchase of the option. However, options may be more volatile than the underlying securities, and therefore, on a percentage basis, an investment in options may be subject to greater fluctuation than an investment in the underlying securities themselves. A listed call option gives the purchaser of the option the right to buy from a clearing corporation, and a writer has the obligation to sell to the clearing corporation, the underlying security at the stated exercise price at any time prior to the expiration of the option, regardless of the market price of the security. The premium paid to the writer is in consideration for undertaking the obligations under the option contract. A listed put option gives the purchaser the right to sell to a clearing corporation the underlying security at the stated exercise price at any time prior to the expiration date of the option, regardless of the market price of the security. Put and call options purchased by a Fund will be valued at the last sale price or, in the absence of such a price, at the mean between bid and asked prices.

The Funds may write only “covered” call options on securities. The option is “covered” if a Fund owns the security underlying the call or has an absolute and immediate right to acquire that security without additional cash consideration (or, if additional cash consideration is required, cash or cash equivalents in such amount as are held in a segregated account by its Custodian) upon conversion or exchange of other securities held by it. A call option is also covered if a Fund holds a call on the same security as the call written where the exercise price of the call held is (i) equal to or less than the exercise price of the call written, or (ii) greater than the exercise price of the call written provided the difference is maintained by the Fund in cash or cash equivalents in a segregated account with its Custodian.

A Fund’s obligation to sell a security subject to a covered call option written by it, or to purchase a security subject to a secured put option written by it, may be terminated prior to the expiration date of the option by the Fund’s executing a closing purchase transaction, which is effected by purchasing on an exchange an option of the same series (i.e., the same underlying security, exercise price and expiration date) as the option previously written. Such a purchase does not result in the ownership of an option. A closing purchase transaction will ordinarily be effected to realize a profit on an outstanding option, to prevent an underlying security from being called, to permit the sale of the underlying security or to permit the writing of a new option containing different terms on such underlying security. The cost of such a liquidation purchase plus transaction costs may be greater than the premium received upon the original option, in which event the Fund will have incurred a loss in the transaction. An option position may be closed out only on an exchange that provides a secondary market for an option of the same series. There is no assurance that a liquid secondary market on an exchange will exist for any particular option. A covered call option writer, unable to effect a closing purchase transaction, will not be able to sell the underlying security until the option expires or the underlying security is delivered upon exercise with the result that the writer in such circumstances will be subject to the risk of market decline in the underlying security during such period. A Fund will write an option on a particular security only if the Adviser believes that a liquid secondary market will exist on an exchange for options of the same series that will permit the Fund to make a closing purchase transaction in order to close out its position.

When a Fund purchases a put or call option, the premium paid by it is recorded as an asset of the Fund. When a Fund writes an option, an amount equal to the net premium (the premium less the commission) received by the Fund is included in the liability section of the Fund’s statement of assets and liabilities as a deferred credit. The amount of this asset or deferred credit will be subsequently marked-to-market to reflect the current value of the option purchased or written. The current value of the traded option is the last sale price or, in the absence of a sale, the average of the closing bid and asked prices. If an option purchased by a Fund expires unexercised, the Fund realizes a loss equal to the premium paid. If a Fund enters into a closing sale transaction on an option purchased by it, the Fund will realize a gain if the premium received by the Fund on the closing transaction is more than the premium paid to purchase the option, or a loss if it is less. If an option written by a Fund expires on the stipulated expiration date or if a Fund enters into a closing purchase transaction, it will realize a gain (or loss if the cost of a closing purchase transaction exceeds the net premium received when the option is sold) and the deferred credit related to such option will be eliminated. If an option written by a Fund is exercised, the proceeds of the sale will be increased by the net premium originally received and the Fund will realize a gain or loss.

As noted previously, there are risks associated with transactions in options on securities. For example, there are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives. In addition, a liquid secondary market for particular options, whether traded over-the-counter or on a national securities exchange (“Exchange”), may be absent for reasons that include the following: there may be insufficient trading interest in certain options; restrictions may be imposed by an Exchange on opening transactions or closing transactions or both; trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options or underlying securities; unusual or unforeseen circumstances may interrupt normal operations on an Exchange; the facilities of an Exchange or the Options Clearing Corporation may not at all times be adequate to handle current trading volume; or one or more Exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that Exchange (or in that class or series of options) would cease to exist, although outstanding options that had been issued by the Options Clearing Corporation as a result of trades on that Exchange would continue to be exercisable in accordance with their terms. A Fund will likely be unable to control losses by closing its position where a liquid secondary market does not exist. A decision as to whether, when and how to use options involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events. Successful use of options by a Fund is subject to the Adviser’s ability to correctly predict movements in the direction of stock prices, interest rates and other economic factors.

Passive Foreign Investment Companies

The International Equity and Asset Allocation Funds may purchase the securities of certain foreign investment funds or trusts called passive foreign investment companies. Such entities have been the only or primary way to invest in certain countries. In addition to bearing their proportionate share of a Fund’s expenses (management fees and operating expenses), shareowners also will bear indirectly similar expenses of such entities.

Portfolio Turnover

The annualized portfolio turnover rate for each Fund is calculated by dividing the lesser of purchases or sales of portfolio securities for the year by the monthly average market value of the portfolio securities. The calculation excludes all securities, including options, whose maturities or expiration dates at the time of acquisition are one year or less. Fund turnover may vary greatly from year to year as well as within a particular year, and may be affected by cash requirements for redemption of shares and by requirements that enable the Fund to receive favorable tax treatment. Fund turnover will not be a limiting factor in making portfolio decisions, and each Fund may engage in short-term trading to achieve its investment objective. Higher portfolio turnover rates could hinder performance due to higher expenses and increased taxes realized by a Fund.

Ratings of Securities

Investment-grade obligations are those rated at the time of purchase AAA, AA, A or BBB by S&P, Aaa, Aa, A or Baa by Moody’s or which are similarly rated by another NRSRO (including Fitch) or are unrated but deemed by the Adviser to be comparable in quality to instruments that are so rated. Up to 25% of the Missouri Tax-Free Intermediate Bond and Kansas Tax-Free Intermediate Bond Funds’ net assets may be invested in unrated obligations deemed by the Adviser to be comparable in quality to investment-grade instruments. Obligations rated BBB by S&P, Baa by Moody’s or the equivalent rating of another NRSRO are considered to have speculative characteristics and are subject to greater credit and market risk than securities rated in the top three investment-grade categories.

Subsequent to their purchase by the Bond, National Tax-Free Intermediate Bond, Missouri Tax-Free Intermediate Bond and Kansas Tax-Free Intermediate Bond Funds, a Fund’s portfolio securities may be downgraded below investment grade or may be deemed by the Adviser to be no longer comparable to investment-grade securities. Up to 5% of the Bond Fund’s and Tax-Free Funds’ portfolio securities may represent securities downgraded below investment grade. The Adviser will consider such an event in determining whether the Fund should continue to hold the security. See Appendix A for a description of applicable debt ratings.

The International Equity Fund may also hold foreign or domestic money market instruments and domestic securities rated at the time of purchase in one of the three highest investment-grade categories by Moody’s, S&P or another NRSRO. The Fund does not intend to purchase unrated debt obligations. In an event that the rating of any security held by the Fund falls below the required rating, the Sub-Adviser will dispose of the security unless it appears this would be disadvantageous to the Fund.

The ratings of Moody’s, S&P and Fitch, as NRSROs, represent their opinions as to the quality of debt securities. It should be emphasized, however, that ratings are general and are not absolute standards of quality, and debt securities with the same maturity, interest rate and rating may have different yields while debt securities of the same maturity and interest rate with different ratings may have the same yield. Subsequent to its purchase by a Fund, an issue of debt securities may cease to be rated or its rating may be reduced below the minimum rating required for purchase by a Fund. The Adviser will consider such an event in conjunction with the particular Fund’s investment policy when determining whether the Fund should continue to hold the obligation.

The payment of principal and interest on most securities purchased by the Funds will depend upon the ability of the issuers to meet their obligations. An issuer’s obligations under its debt securities are subject to the provisions of bankruptcy, insolvency, and other laws affecting the rights and remedies of creditors, such as the Federal Bankruptcy Code, and laws, if any, which may be enacted by federal or state legislatures extending the time for payment of principal or interest, or both, or imposing other constraints upon enforcement of such obligations or, in the case of governmental entities, upon the ability of such entities to levy taxes. The power or ability of an issuer to meet its obligations for the payment of interest on and principal of its debt securities may be materially adversely affected by litigation or other conditions.

Attached to this Statement of Additional Information is Appendix A, which contains descriptions of the rating symbols used by NRSROs for securities in which the Funds may invest.

Real Estate Investment Trusts

The Asset Allocation Fund may invest in shares of real estate investment trusts (“REITs”). REITs are pooled investment vehicles which invest primarily in real estate or real estate related loans. REITs are generally classified as equity REITs, mortgage REITs or a combination of equity and mortgage REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. Like regulated investment companies such as the Funds, REITs are not taxed on income distributed to shareowners provided they comply with certain requirements under the Internal Revenue Code (the “Code”). The Fund will indirectly bear its proportionate share of any expenses paid by REITs in which it invests in addition to the expenses paid by the Fund.

Investing in REITs involves certain unique risks. Equity REITs may be affected by changes in the value of the underlying property owned by such REITs, while mortgage REITs may be affected by the quality of any credit extended. REITs are dependent upon management skills, are not diversified (except to the extent the Code requires), and are subject to the risks of financing projects. REITs are subject to heavy cash flow dependency, default by borrowers, self-liquidation, and the possibilities of failing to qualify for the exemption from tax for distributed income under the Code and failing to maintain their exemptions under the 1940 Act. REITs (especially mortgage REITs) are also subject to interest rate risks.

Repurchase Agreements

Each Fund may enter into repurchase agreements under which it buys a security and obtains a simultaneous commitment from the seller to repurchase the security at a specified time and price. The seller must maintain with a Fund’s Custodian collateral equal to at least 100% of the repurchase price including accrued interest as monitored daily by the Adviser. If the seller under the repurchase agreement defaults, a Fund may incur a loss if the value of the collateral securing the repurchase agreement has declined and may incur disposition costs in connection with liquidating the collateral. If bankruptcy proceedings are commenced with respect to the seller, liquidation of the collateral by a Fund may be delayed or limited.

The repurchase price under the repurchase agreements described in the Funds’ Prospectuses generally equals the price paid by a Fund plus interest negotiated on the basis of current short-term rates (which may be more or less than the rate on the securities underlying the repurchase agreement). Securities subject to repurchase agreements are held by the Funds’ Custodian (or sub-Custodian) or in the Federal Reserve/Treasury book-entry system. Repurchase agreements are considered to be loans under the 1940 Act.

Reverse Repurchase Agreements

Each Fund may borrow money for temporary purposes by entering into transactions called reverse repurchase agreements. Under these agreements, a Fund sells portfolio securities to a financial institution (such as a bank or broker-dealer) and agrees to buy them back later at an agreed upon time and price. When a Fund enters into a reverse repurchase agreement, it places in a separate custodial account cash or liquid assets that have a value equal to or greater than the repurchase price. The account is then continuously monitored by the Adviser to make sure that an appropriate value is maintained. Reverse repurchase agreements involve the risk that the value of portfolio securities a Fund relinquishes may decline below the price the Fund must pay on the repurchase date. A Fund will only enter into reverse repurchase agreements to avoid the need to sell its securities to meet redemption requests during unfavorable market conditions. As reverse repurchase agreements are deemed to be borrowings by the SEC, each Fund is required to maintain continuous asset coverage of 300%. Should the value of a Fund’s assets decline below 300% of borrowings, a Fund may be required to sell portfolio securities within three days to reduce the Fund’s debt and restore 300% asset coverage.

Rights Offerings and Warrants

The Value, Growth, MidCap Growth, Asset Allocation, Core Equity and International Equity Funds may participate in rights offerings and may purchase warrants, which are privileges issued by corporations enabling the owners to subscribe to and purchase a specified number of shares of the corporation at a specified price during a specified period of time. Subscription rights normally have a short life span to expiration. The purchase of rights or warrants involves the risk that a Fund could lose the purchase value of a right or warrant if the right to subscribe to additional shares is not exercised prior to the expiration of the rights and warrants. Also, the purchase of rights and/or warrants involves the risk that the effective price paid for the right and/or warrant added to the subscription price of the related security may exceed the value of the subscribed security’s market price such as when there is no movement in the level of the underlying security. A Fund will not invest more than 10% of its net assets, taken at market value, in warrants. Warrants acquired by a Fund in units or attached to other securities are not subject to this restriction.

Special Considerations Regarding Investment in Missouri Obligations

The following discussion highlights some of the more important economic and financial trends and considerations affecting Missouri Obligations and is based on information from official statements, prospectuses and other publicly available documents relating to, among other things, securities offerings of the State of Missouri, its agencies and instrumentalities, as available on the date of this Statement of Additional Information. The Commerce Funds has not independently verified any of the information contained in such statements or other documents.

Missouri’s population was 5,704,484 on July 1, 2003 according to the Population Estimates Program, Population Division, U.S. Bureau of the Census, which represented an increase of 0.6% from the 2002 estimate and 1.95% from the 2000 decennial census of 5,595,211 inhabitants compared to the national average of 3.34% growth over the same thirty month period. According to the 2000 census, St. Louis and the surrounding metropolitan area constituted the 18th largest Metropolitan Statistical Area (“MSA”) in the nation with approximately 2.6 million inhabitants, more than half of which were Missouri residents, St. Louis is located on the eastern boundary of the State on the Mississippi River and is a distribution center and an important site for banking and manufacturing activity. Anchoring the western boundary is Kansas City, which is Missouri’s second largest metropolitan area. According to the 2000 census, Kansas City was the 26th largest MSA nationally with approximately 1.77 million inhabitants, more than half of which were Missouri residents. Kansas City is a major agri-business center for the United States and is an important center for finance and industry. Springfield, St. Joseph, Joplin and Columbia are also important population and industrial centers in the State. Missouri’s personal income rose by 2.8% during calendar year 2002, which just exceeded the national personal growth of approximately 2.5%. Missouri ranked eighteenth in personal income and forty-sixth in per capita spending in 2002. Missouri’s employment stood at 2,837,531 at the end of December 2003, up 33,776 from December 2002. At the end of December 2003 and December 2002, the State unemployment rate was a seasonally-adjusted 5.0% and 5.5%, respectively. The national unemployment rate was 5.7% at the end of December 2003.

The major sectors of the State’s economy include agriculture, manufacturing, government, services and trade, transportation and utilities. Farming has traditionally played a dominant role in the economy and yielded a large portion of the State’s revenues. Although the concentration in farming remains above the national average, with increasing urbanization, significant income-generating activity has shifted from agriculture to manufacturing and services. Earnings and employment are distributed among the manufacturing, trade and service sectors in a close approximation of the average national distribution, thus lessening the State’s cyclical sensitivity to impact by any single sector. In 2003, services, including health care services, represented the single most significant non-agriculture economic activity (excluding government), with trade, transportation and utilities ranking second and manufacturing ranking third. As of November 2003, these three economic sectors accounted for approximately 70% of the State’s nonagricultural employment. Manufacturing, which accounts for approximately

11.7% of nonagricultural employment, is concentrated in industrial machinery, transportation equipment and other durable goods. From November 2002 to October 2003, Missouri lost approximately 3,500, or 1% of its manufacturing jobs compared to a 3% reduction in this section nationally, and continued net losses are expected, with some regionally significant manufacturing facilities identified for closure or significant reductions before 2010. To the extent that the economy suffers a recession (including the current recession), the manufacturing sector, in particular, could be adversely affected. In addition, a major airline has significantly reduced the number of flights originating from the State, which can be expected to adversely affect the State’s service employees and economy as a whole.

Defense-related businesses play an important role in Missouri’s economy. In addition to the large number of civilians employed at the various military installations and training bases in the State, aircraft production and defense-related businesses receive sizeable annual defense contract awards. In 2002, Missouri ranked seventh among the states in Department of Defense contract awards compared to a ranking of sixth in 1998. There may be further changes in the level of military appropriations, and, to the extent that further changes in military appropriations are enacted by the United States Congress, Missouri could be affected disproportionately. It is impossible to determine what effect, if any, continued consolidation in the defense-related industries will have on the economy of the State.

Two areas of strength in the national economy, home building and vehicle sales, have shown signs of strengthening in recent months. However, if vehicle sales fail to exceed the record low levels of 2003 and inventories accumulate, production could be cut back, putting the jobs of about 33,000 Missouri workers in motor vehicle-related businesses, including vehicle manufacturing, at risk. Similarly, if sales weaken in the home building industry, whether due to the expected rise in interest rates in the latter half of 2004 or otherwise, production could be cut back, causing additional job losses in Missouri. Any shift or loss of production operations now conducted in Missouri in either industry could have a negative impact on the economy of the State.

Limitations on State debt and bond issues are contained in Article III, Section 37 of the Constitution of Missouri. Pursuant to this section, (1) the General Assembly may issue general obligation bonds solely to refund outstanding bonds (provided that the refunding bonds must mature within 25 years of issuance); (2) the General Assembly upon the recommendation of the Governor to incur a temporary liability by reason of unforeseen emergency or of deficiency in revenue, may issue bonds in an amount not to exceed $1 million for any one year (must be paid within 5 years of issuance); and (3) the General Assembly, or the people by initiative, may submit a proposition to incur temporary indebtedness greater than $1 million by reason of unforeseen emergency or of deficiency in revenue, and the bonds may be issued if approved by a majority of those voting (such bonds must be retired serially and by installment within 25 years of issuance). Before any bonds are issued pursuant to Section 37, the General Assembly must make provisions for the payment of principal and interest and may provide for an annual tax on all taxable property in an amount sufficient for that purpose.

Certain water pollution bonds and State building bonds are also authorized pursuant to Section 37(b)-(h), inclusive. In 1971, Missouri voters approved a constitutional amendment providing for the issuance of $150 million of general obligation bonds for the protection of the environment through the control of water pollution. In 1979, voters approved a constitutional amendment authorizing an additional $200 million of State Water Pollution Control Bonds. In 1982, State voters approved a constitutional amendment authorizing the issuance of $600 million of Third State Building Bonds. Proceeds from the Third State Building Bonds are used to provide funds for improvement of State buildings and property, including education, mental health, parks, corrections and other State facilities, and for water, sewer, transportation, soil conservation and other economic development projects. In 1988, and as amended in 1998, Missouri voters approved a constitutional amendment authorizing the issuance of bonds in the aggregate sum of $275 million for controlling water pollution and making improvements to drinking water systems. In 1994, state voters approved a constitutional amendment authorizing the issuance of $250 million Fourth State Building Bonds. Proceeds from the Fourth State Building Bonds fund the rebuilding of institutions of higher education, land acquisition, construction or purchase of buildings, and planning, furnishing, equipping and landscaping such improvements and buildings. In 1998, voters approved a constitutional amendment authorizing the issuance of bonds in the aggregate sum of $100 million for the purpose of providing rural water and sewer grants and loans, including grants for the establishment of water supply hook-ups in unincorporated areas of any county to water supplies. In 1998, voters approved a constitutional amendment authorizing the issuance of bonds in the aggregate amount of $200 million for the purpose of providing funds for providing stormwater control plans, studies and projects in certain counties and cities.

Article III, Section 36 of the Constitution of Missouri requires that the General Assembly appropriate the annual principal and interest requirements for outstanding general obligation bonds before any other appropriations are made. Such amounts must be transferred from the General Revenue Fund to bond interest and sinking funds. Authorization for these transfers, as well as the actual payments of principal and interest, are provided in the first appropriation bill of each fiscal year.

In addition to general obligation bonds, the Missouri legislature has established numerous entities as bodies corporate and politic, which are authorized to issue bonds to carry out their corporate purposes.

General revenue collections in fiscal year 2003, net of refunds, were $5,902 million, 4.6% below fiscal year 2002 gross collections, following a 3.5% decrease in general revenue collections for fiscal year 2002 from fiscal year 2001. This trend is expected to continue in fiscal year 2004. It is estimated that the State will experience growth in general revenue collections of 2.1%. However, when non-economic factors such as the federal tax cuts and growth in tax credits are included, net collections are expected to decline by 0.7% from the fiscal year 2003 level, resulting in a shortfall of over $140 million from the amount of collections needed to support the approved fiscal year 2003 budget. The current estimate for fiscal year 2005 net general revenue collections is $6,392 million. Federal tax cuts implemented in 2001,

2002 and 2003 and those currently proposed for implementation by the President have reduced and are expected to substantially reduce Missouri revenues.

Article X, Section 16-24 of the Constitution of Missouri (the “Tax Limitation Amendment”) imposes a limit on the amount of taxes and other revenue enhancement charges such as user fees which may be imposed by the State or a political subdivision in any fiscal year. This limit is tied to total State revenues for the fiscal year ended June 30, 1981, as defined in the Tax Limitation Amendment, and adjusted annually, in accordance with the formula set forth in the amendment. Under that formula, the revenue limit (the “Revenue Limit”) for any fixed year equals the product obtained by multiplying (i) the ratio of total state revenues in fiscal year 1980-1981 divided by the aggregate personal income received by persons in Missouri from all sources (“Personal Income of Missouri”) in calendar year 1979, times (ii) the Personal Income of Missouri in either the calendar year prior to the calendar year in which appropriations for the fiscal year for which the calculation is being made, or the average of Personal Income of Missouri in the previous three calendar years, whichever is greater. If the Revenue Limit is exceeded by 1% or more in any fiscal year, a refund of the excess revenues collected by the State is required. If the excess revenues collected are less than 1%, then the excess is not refunded but is transferred to the General Revenue Fund. The details of the Tax Limitation Amendment are complex and clarification from subsequent legislation and judicial decisions may be necessary for the Tax Limitation Amendment to be fully implemented. The Revenue Limit can be exceeded only if the General Assembly approves by a two-thirds vote of each house an emergency declaration as requested by the Governor. The Revenue Limit does not apply to taxes imposed for payment of principal and interest on bonds that have been approved by the voters, as authorized by the Missouri Constitution. In 1999, total state revenues exceeded the total state revenue limit by $98.9 million, the entire amount of which was refunded to Missouri taxpayers in calendar year 2000. In fiscal years 2000 – 2003, total state revenues did not exceed the total state revenue limit. The Missouri Office of Administration projects that in fiscal year 2004 and 2005, total state revenues will not exceed the total state revenue limit.

In addition to the Revenue Limit, the General Assembly is prohibited without voter approval from increasing taxes or fees in any fiscal year that in total produces new annual revenues greater than $50 million, adjusted annually by the percentage change in the personal income of Missouri for the second previous fiscal year, or 1% of total state revenue for the previous fiscal year prior to the General Assembly action, whichever is less. The Tax Limitation Amendment could adversely affect the repayment capabilities of certain non-general obligation issues if payment is dependent upon increases in taxes or appropriations by the State’s General Assembly.

Special Considerations Regarding Investment in Kansas Obligations

The following discussion highlights some of the more important economic and financial trends and considerations affecting Kansas Obligations and is based on information from official statements, prospectuses and other publicly available documents relating to, among other things, securities offerings of the State of Kansas, its agencies and instrumentalities, as available on the date of this Statement of Additional Information. The Commerce Funds have not independently verified any of the information contained in these statements or other documents.

Because the Kansas Tax-Free Intermediate Bond Fund will concentrate its investments in Kansas Municipal Obligations, it may be affected by political, economic or regulatory factors that may impair the ability of Kansas issuers to pay interest on or to repay the principal of their debt obligations. Kansas Municipal Obligations may be subject to greater price volatility than municipal obligations in general as a result of the effect of supply and demand for these securities which, in turn, could cause greater volatility in the value of the shares of the Fund.

Kansas ranks as the 14th largest state in terms of size with an area in excess of 82,000 square miles. The population of Kansas was 2,723,507 on July 1, 2003, according to the Population Estimates Program, Population Division, U.S. Bureau of the Census, which represented an increase of 0.4% from the 2002 estimate, compared to the national average of 1.0% growth over the same 12-month period. According to the 2000 census, excluding Kansas City, which is contained in the Kansas City, Missouri Metropolitan Statistical Area (“MSA”), Wichita is the State’s largest metropolitan area, ranking as the 78th largest MSA nationally with approximately 545,220 inhabitants. Wichita is a major aircraft manufacturing center for the United States with the worldwide headquarters for Cessna Aircraft Company and Raytheon Aircraft Co. and major manufacturing and assembly plants for The Boeing Company and Bombardier Aerospace Learjet Inc. located in the city. According to the 2000 census, Topeka constituted the 185th largest MSA in the nation with approximately 169,871 inhabitants. As the State capital, Topeka has a high percentage of government employees representing approximately 25% of the total employment base of the metropolitan area. Growth in the State’s trade, services and manufacturing sectors has decreased the historical dominance of agriculture on the State economy.

Kansas personal income rose by 1.9% during calendar year 2002, which was lower than national personal income growth of 2.5%. However, per capita personal income grew by 1.4% in Kansas during calendar year 2002, equaling the national growth rate. Per capita personal income in Kansas still continues to lag behind the overall United States at 93.5% of the national average. Among all the states, Kansas ranked 31st in personal income and 28th in per capita personal income in 2002. Personal income in Kansas is expected to grow at a slower rate than the rest of the United States in 2004.

Although the national economy is expected to rebound significantly in 2004, the Kansas economy is expected to recover more slowly. Overall, the Kansas economy is expected to experience modest growth in 2004. Gross State Product (“GSP”) is forecasted to increase by 4.8% and personal income is expected to increase by 4.5%.

The unemployment rate is expected to decrease slightly in 2004, with the unemployment rate in Kansas remaining well below the national rate. The average monthly unemployment rate is expected to decrease from 5.0% in 2003 to 4.9% in 2004. In spite of ongoing cuts in manufacturing employment, notably including the aircraft manufacturing sector, which continues to be negatively impacted by the September 11, 2001 terrorist attacks, the

Kansas economy maintained positive job growth in 2003. Although the State experienced employment growth during 2003, the economic recovery in Kansas is proceeding at a slower rate than the nation as a whole.

In 2003, employment growth was experienced in farm employment (18.5%), natural resources (6.3%), finance (2.5%), construction (2.2%), education and health services (1.7%), trade, transportation, and utilities (1.3%), and government (0.6%). Service sector employment growth in 2003 was sustained by the ongoing demand for educational and health professionals. The growth in construction employment has been fed largely by ongoing State highway projects, numerous school bond projects across the State, and residential construction that has been fueled by historically low interest rates.

However, employment declines were experienced during 2003 in manufacturing (-2.9%), information (-2.2%), professional and technical services (-1.1%), and leisure and hospitality (-0.7%).

Although Kansas is expected to experience job growth in the coming years, the level of growth will continued to be lower than that experienced during the robust growth in the late 1990s. Overall growth in the manufacturing sector will depend on the fortunes of the state’s aircraft manufacturers, which continue to experience the effects of the terrorist attacks of September 11, 2001. Bombardier, Cessna, and Raytheon, in addition to Boeing, also have announced workforce adjustments. Over 20% of the manufacturing jobs in Kansas are related to aircraft production. In the Wichita area, over 80.0% of the manufacturing jobs are aircraft related.

Boeing deliveries for 2003, estimated at 280 airplanes, were just over half of the 527 aircraft that were delivered in 2001. Moreover, Boeing may face even fewer prospects for selling new planes even worse in 2004 as a result of the prolonged industry downturn. Airbus SAS, based in Toulouse, France, has been receiving more orders than Chicago-based Boeing and may deliver more aircraft than Boeing this year for the first time in its history. The greatest risk to the economic recovery in Kansas during 2004 will continue to be the lingering aftermath of the events of September 11. If travel demand remains soft, many of the jobs lost in the aircraft manufacturing sector may be slow to return.

In 2003, Boeing further tied its fortunes to that of the Kansas economy. In the spring of 2003, the Governor of Kansas signed a law providing for the issuance of $500.0 million in bond financing that Boeing may use to begin to design and build major components of its newest commercial model, the 7E7. In November 2003, Boeing confirmed that its Wichita plant will build that aircraft’s flight deck and forward section. To date, Wichita appears to have received more 7E7 structural work than any other Boeing site, which is expected to result in hundreds of new jobs there. In addition, Boeing has disclosed its belief that allegations of improprieties concerning the company’s negotiations with the Pentagon (one of its major customers) will be resolved quickly. The Pentagon is negotiating with Boeing to lease and/or purchase 100 converted 767 jetliners for the Air Force to use as aerial refueling tankers to replace some of its aging KC-135 fleet. Much of the work is likely to be completed in Boeing’s Wichita facility, with deliveries expected to begin in 2005.

In addition to the aforementioned effects in the aircraft manufacturing industry, the telecommunications industry affects the Kansas economy, especially in the Kansas City metropolitan area. As a result overcapacity in the market and intense competition, telecommunications companies continued to cut their workforces in 2003. Sprint, which is based in Overland Park, Kansas and is the Kansas City metro area’s largest employer (with more than 19,000 employees in the area), has struggled to reduce its costs to compete more effectively. A series of Sprint layoff announcements in the last two years has reduced the company’s net area employment by more than 3,000. In November 2003, Sprint announced that an additional 400 jobs will be cut in the Kansas City area. Furthermore, Sprint’s recent announcement of plans to outsource much of its customer service to IBM may lead to further reductions in its Kansas employee base.

Considering all of these factors, the Kansas economy is expected to continue with its modest recovery in 2004.

Obligations of issuers of Kansas Municipal Obligations are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors, such as the Federal Bank Reform Act of 1978. In addition, the obligations of such issuers may become subject to the laws enacted in the future by Congress or the Kansas legislature or by referenda extending the time for payment of principal and/or interest, or imposing other constraints upon enforcement of such obligations or upon municipalities to levy taxes. There is also the possibility that, as a result of legislation, litigation involving the taxation of municipal obligations or the rights of municipal obligation holders, or other conditions, the power or ability of any issuer to pay, when due, the principal of and interest on its Kansas Municipal Obligations may be materially affected.

The following information is a brief summary of particular Kansas State factors affecting the Kansas Tax-Free Intermediate Bond Fund and does not purport to be a complete description of such factors. The financial condition of the State, its public authorities and local governments could affect the market values and marketability of, and therefore the net asset value per share and the interest income of the Fund, or result in the default of existing obligations, including obligations which may be held by the Fund. Further, the State faces numerous forms of litigation seeking significant damages which, if awarded, may adversely affect the financial situation of the State or issuers located in such state. It should be noted that the creditworthiness of obligations issued by local issuers may be unrelated to the creditworthiness of a state, and there is no obligation on the part of the state to make payment on such local obligations in the event of default in the absence of a specific guarantee or pledge provided by the state. The information contained below is based primarily upon information derived from State official statements, Certified Annual Financial Reports, State and industry trade publications, newspaper articles, other public documents relating to securities offerings of issuers of such states, and other historically reliable sources. It has not been independently verified by the Fund. The Fund makes no representation or warranty regarding the completeness or accuracy of such information. The market value of shares of the Fund may fluctuate due to factors such as change in interest rates, matters affecting a particular state, or for other reasons.

The State of Kansas finances a portion of its capital expenditures with various debt instruments. Of capital expenditures that are debt-financed, revenue bonds and loans from the Pooled Money Investment Board finance most capital improvements for buildings, and certificates of participation and “third-party” financing pay for most capital equipment. The Kansas Constitution makes provision for the issuance of general obligation bonds subject to certain restrictions; however, no bonds have been issued under this provision for many years. No other provision of the Constitution or State statute limits the amount of debt that can be issued.

In a January 15, 2002 report, Standard & Poor’s affirmed an issuer credit rating of AA+ for the State of Kansas. Standard & Poor’s credit rating reflects the State’s general creditworthiness in the absence of general obligation debt. Other credit factors include a very low debt burden with no significant future capital needs, a broadening and diversified economy that has demonstrated strong performance and declining unemployment, and conservative fiscal management and sound financial operations, with ample statutorily mandated cash reserves.

The Kansas State Treasury does not issue general obligation debt. The State instead relies on revenue and lease financing through the Department of Transportation (“KDOT”) and the Development Finance Authority (“KDFA”). KDFA provides financing for various public purpose projects including prison construction, State offices, energy conservation and university facilities.

KDOT issues debt to finance highway projects. At June 30, 2003, KDOT had bonds outstanding of $1,378,050,000, a decrease of $17,960 from the previous year, and had authority to issue $597,000,000 of additional bonds. Recent fixed rate bonds issued by KDOT were rated AA+ from Standard & Poor’s, Aa2 from Moody’s and AA from Fitch.

Most State debt is issued through KDFA, an independent instrumentality of the State created in 1987 for the primary purpose of enhancing the ability of the State to finance capital improvements and for improving access to long term capital markets for State agencies, political subdivisions, public and private nonprofit organizations and businesses. KDFA ratings vary across underlying purpose and when not insured are generally rated A or better by the major rating agencies. Recent annual appropriation-backed bonds issued by KDFA for State agencies received ratings of AA+ and Aa3 from Standard & Poor’s and Moody’s respectively. Although the State of Kansas has no general obligation debt rating, KDFA works with the ratings agencies to create a “shadow” credit rating, which is currently AA+ with a negative outlook from Standard & Poor’s and an issuer rating of Aa1 with a negative outlook by Moody’s.

The Governor of Kansas is statutorily mandated to present spending recommendations to the Legislature. “The Governor’s Budget Report” reflects expenditures for both the current and upcoming fiscal years and identifies the sources of financing for those expenditures. The Legislature uses “The Governor’s Budget Report” as a guide as it appropriates the money necessary for State agencies to operate. Only the Legislature can authorize expenditures by the State of Kansas. The Governor recommends spending levels, while the Legislature chooses whether to accept or modify those recommendations. The

Governor may veto legislative appropriations, although the Legislature may override any veto by two-thirds majority vote.

The State “fiscal year” runs from July 1 to the following June 30 and is numbered for the calendar year in which it ends. The “current fiscal year” is the one which ends the coming June. The “actual fiscal year” is the year that concluded the previous June. The “budget year” refers to the next fiscal year, which begins the July following the Legislature’s adjournment. By law, “The Governor’s Budget Report” must reflect actual year spending, the Governor’s revised spending recommendations for the current fiscal year, State agency spending requests for a given budget year, and the Governor’s spending recommendations for the budget year. The budget recommendations cannot include the expenditure of anticipated income attributable to proposed legislation.

The Governor’s Budget Report for Fiscal Year 2005 indicates that general receipts, net of refunds, in fiscal year 2003 were $4,245.6 million, 3.3% above that of fiscal year 2002. According to the consensus estimate, the State will collect net general receipts of $4,483.6 million in fiscal year 2004, an increase of $238.0 million or 5.6% for the year. This represents an estimated budget surplus of approximately $151.3 million over the Governor’s revised recommended budget for the fiscal year 2004 of $4,332.3 million. The consensus estimate of net general receipts for fiscal year 2005 is $4,469.3 million, which represents an estimated budget deficit of approximately $145.4 million compared to the Governor’s recommended budget of $4,614.7 million for fiscal year 2005.

Stand-By Commitments

The Asset Allocation, National Tax-Free Intermediate Bond, Missouri Tax-Free Intermediate Bond and Kansas Tax-Free Intermediate Bond Funds may acquire stand-by commitments with respect to Municipal Obligations held within their respective portfolios. Under a stand-by commitment, a dealer or bank agrees to purchase from a Fund, at the Fund’s option, specified Municipal Obligations at their amortized cost value to a Fund plus accrued interest, if any. Stand-by commitments may be sold, transferred or assigned by a Fund only with the underlying instrument.

The Funds expect that stand-by commitments will generally be available without the payment of any direct or indirect consideration. However, if necessary or advisable, a Fund may pay for a stand-by commitment either separately in cash or by paying a higher price for portfolio securities that are acquired subject to the commitment (thus reducing the yield to maturity otherwise available for the same securities). Where a Fund paid any consideration directly or indirectly for a stand-by commitment, its cost would be reflected as unrealized depreciation for the period during which the commitment was held by the Fund.

The Funds intend to enter into stand-by commitments only with dealers, banks and broker-dealers which, in the Adviser’s opinion, present minimal credit risks. The Funds’ reliance upon the credit of these dealers, banks and broker-dealers will be secured by the value of the underlying Municipal Obligations that are subject to the commitment. In evaluating the creditworthiness of the issuer of a stand-by commitment, the Adviser will review periodically the issuer’s assets, liabilities, contingent claims and other relevant financial information.

The Funds would acquire stand-by commitments solely to facilitate portfolio liquidity and do not intend to exercise their rights thereunder for trading purposes. Stand-by commitments acquired by a Fund would be valued at zero in determining net asset value.

Stripped Securities

The Federal Reserve has established an investment program known as “STRIPS” or “Separate Trading of Registered Interest and Principal of Securities.” The Asset Allocation and Bond Funds may purchase securities registered under this program. This allows a Fund to be able to have its beneficial ownership of zero coupon securities recorded directly in the book-entry record-keeping system in lieu of having to hold certificates or other evidences of ownership of the underlying U.S. Treasury securities. The Treasury Department has, within the past several years, facilitated transfers of such securities by accounting separately for the beneficial ownership of particular interest coupon and principal payments on Treasury securities through the Federal Reserve book-entry record-keeping system.

In addition, the Bond and Asset Allocation and Bond Funds may acquire U.S. Government Obligations and their unmatured interest coupons that have been separated (“stripped”) by their holder, typically a custodian bank or investment brokerage firm. Investments by the Bond Fund in these securities will not exceed 5% of the value of the Fund’s total assets. Having separated the interest coupons from the underlying principal of the U.S. Government Obligations, the holder will resell the stripped securities in custodial receipt programs with a number of different names, including “Treasury Income Growth Receipts” (“TIGRs”) and “Certificate of Accrual on Treasury Securities” (“CATS”). The stripped coupons are sold separately from the underlying principal, which is usually sold at a deep discount because the buyer receives only the right to receive a future fixed payment on the security and does not receive any rights to periodic interest (cash) payments. The underlying U.S. Treasury bonds and notes themselves are held in book-entry form at the Federal Reserve Bank or, in the case of bearer securities (i.e., unregistered securities which are ostensibly owned by the bearer or holder), in trust on behalf of the owners. Counsel to the underwriters of these certificates or other evidences of ownership of U.S. Treasury securities have stated that, in their opinion, purchasers of the stripped securities most likely will be deemed the beneficial holders of the underlying U.S. Government Obligations for federal tax purposes. The Trust is unaware of any binding legislative, judicial or administrative authority on this issue.

Although stripped securities do not pay interest to their holders before they mature, federal income tax rules require a Fund each year to recognize a part of the discount attributable to a security as interest income. This income must be distributed along with the other income a Fund earns. To the extent shareowners request that they receive their dividends in cash rather than reinvesting them, the money necessary to pay those dividends must come from the assets of a Fund or from other sources such as proceeds from sales of Fund shares and/or sales of portfolio securities. The cash so used would not be available to purchase additional income-producing securities, and a Fund’s current income could ultimately be reduced as a result.

In addition, the Asset Allocation and Bond Funds may purchase SMBS issued by the U.S. Government (or a U.S. Government agency or instrumentality) or by private issuers such as banks and other institutions. SMBS, in particular, are more volatile and sensitive to interest rate changes than ordinary debt securities, and there is a greater risk that a Fund’s initial investment in these securities may not be fully recouped. The yields on a class of SMBS that receives all or most of the interest are generally higher than prevailing market yields on other mortgage-backed obligations because their cash flow patterns are also volatile and there is a greater risk that the initial investment will not be fully recouped. SMBS issued by the U.S. Government (or a U.S. Government agency or instrumentality) may be considered liquid under guidelines established by the Board of Trustees if they can be disposed of promptly in the ordinary course of business at a value reasonably close to that used in the calculation of a Fund’s per share net asset value.

Temporary Investments

Each of the Funds may assume a temporary defensive position at times when the Adviser believes such a position is warranted by uncertain or unusual market conditions. Such a position would allow a Fund to deviate from its fundamental and non-fundamental policies. Each Fund may invest for temporary defensive purposes up to 100% of its total assets in cash or cash equivalent short-term obligations including “money market instruments,” a term which includes, among other things, bank obligations, commercial paper and notes, U.S. Government Obligations, foreign government securities (if permitted) and repurchase agreements. “Money market investments” also include, for purposes of the National Tax-Free Intermediate Bond, Missouri Tax-Free Intermediate Bond and Kansas Tax-Free Intermediate Bond Funds, corporate bonds with remaining maturities of 397 days or less. Only the International Equity, Asset Allocation and Bond Funds may invest in foreign debt securities.

Bank obligations include bankers’ acceptances, negotiable certificates of deposit and non-negotiable time deposits, including U.S. dollar-denominated instruments issued or supported by the credit of U.S. or foreign banks or savings institutions. Bank obligations also include obligations of foreign banks or foreign branches of U.S. banks. Although the Funds will invest in obligations of foreign banks or foreign branches of U.S. banks only where the Adviser deems the investment to present minimal credit risks, such investments nevertheless entail risks that are different from those of investments in domestic obligations of U.S. banks due to differences in political, regulatory and economic systems and conditions. These risks may include future unfavorable political and economic developments, possible withholding taxes on interest income, seizure or nationalization of foreign deposits, currency controls, interest limitations, or other governmental restrictions which might affect the payment of principal or interest on the securities held by the Fund. Additionally, these institutions may be subject to less stringent reserve requirements and to different accounting, auditing, reporting and recordkeeping requirements than those applicable to domestic branches of U.S. banks. All investments in bank obligations are limited to the obligations of financial institutions having more than $1 billion in total assets at the time of purchase.

Certificates of deposit issued by domestic branches of domestic banks do not benefit materially, and certificates of deposit issued by foreign branches of domestic banks do not benefit at all, from insurance from the Federal Deposit Insurance Corporation.

Both domestic banks and foreign branches of domestic banks are subject to extensive governmental regulations that may limit both the amount and types of loans that may be made and interest rates that may be charged. In addition, the profitability of the banking industry is dependent largely upon the availability and costs of funds for the purpose of financing and lending operations under prevailing money market conditions. General economic conditions as well as exposure to credit losses arising from possible financial difficulties of borrowers play an important part in the operations of this industry.

The International Equity Fund may also hold foreign or domestic money market instruments and debt securities rated at the time of purchase in one of the three highest investment-grade categories by Moody’s, S&P or another NRSRO. The Fund does not intend to purchase unrated debt obligations. In the event that the rating of any security held by the Fund falls below the required rating, the Sub-Adviser will dispose of the security unless it appears this would be disadvantageous to the Fund.

Investments by the National Tax-Free Intermediate Bond, Missouri Tax-Free Intermediate Bond and Kansas Tax-Free Intermediate Bond Funds in taxable commercial paper will consist of issues that are rated A-1 or better by S&P, Prime-1 by Moody’s or the equivalent rating of another rating agency. Commercial paper may include variable and floating rate instruments.

When the Adviser pursues a temporary defensive strategy, the Funds may not profit from favorable developments that would have been available if the Funds were pursuing their normal investment strategies. In addition, when the Adviser uses a defensive strategy, the Funds will not be pursuing their investment objectives.

U.S. Government Obligations

As stated in the Prospectuses, pursuant to their respective investment objectives, the Funds may invest in obligations of the United States Government (“U.S. Government Obligations”). Examples of the types of U.S. Government Obligations which may be held by the Funds, in addition to those listed in the Prospectuses, include, in addition to U.S. Treasury bonds, notes and bills, the obligations of Federal Home Loan Banks, Federal Farm Credit Banks, Federal Land Banks, the Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, Government National Mortgage Association, Federal National Mortgage Association, General Services Administration, Student Loan Marketing Association, Central Bank for Cooperatives, Federal Home Loan Mortgage Corporation, Federal Intermediate Credit Banks and Maritime

Administration. Obligations of certain agencies and instrumentalities of the U.S. Government, such as those of the Government National Mortgage Association, are supported by the right of the issuer to borrow from the Treasury; others, such as those of the Federal National Mortgage Association, are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations; still others, such as those of the Student Loan Marketing Association, are supported only by the credit of the instrumentality. No assurance can be given that the U.S. Government would provide financial support to U.S. Government-sponsored instrumentalities if it is not obligated to do so by law.

U.S. Government Obligations purchased by the Short-Term Government Fund with nominal remaining maturities in excess of five years that have variable or floating interest rates or demand or put features may nonetheless be deemed to have remaining maturities of five years or less so as to be permissible investments as follows: (a) a government security with a variable or floating rate of interest will be deemed to have a maturity equal to the period remaining until the next readjustment of the interest rate; (b) a government security with a demand or put feature that entitles the holder to receive the principal amount of the underlying security at the time of or sometime after the holder gives notice of demand or exercise of the put will be deemed to have a maturity equal to the period remaining until the principal amount can be recovered through demand or exercise of the put; and (c) a government security with both a variable or floating rate of interest as described in clause (a) and a demand or put feature as described in clause (b) will be deemed to have a maturity equal to the shorter of the period remaining until the next readjustment of the interest rate or the period remaining until the principal amount can be recovered through demand or exercise of the put.

U.S. Government Obligations have historically involved little risk of loss of principal if held to maturity. The Short-Term Government Fund, however, will not necessarily hold its securities to maturity. Generally, the market value of securities not held to maturity can be expected to vary inversely to changes in prevailing interest rates. In addition, neither the U.S. Government, nor any agency or instrumentality thereof has guaranteed, sponsored or approved the Short-Term Government Fund or its shares. No assurance can be given that the U.S. Government would provide financial support to U.S. Government-sponsored instrumentalities if it is not obligated to do so by law.

Variable and Floating Rate Instruments

The Funds may purchase variable rate and floating rate obligations issued by corporations, industrial development authorities and governmental entities. Such instruments are frequently not rated by credit rating agencies. However, in determining the creditworthiness of unrated variable and floating rate instruments and their eligibility for purchase by the Funds, the Adviser will consider the earning power, cash flows and other liquidity ratios of the issuers and guarantors of such obligations and, if the obligation is subject to a demand feature, will monitor their financial status to meet payment on demand. In determining average weighted portfolio maturity, an instrument will usually be deemed to have a maturity equal to the longer of the period remaining to the next interest rate adjustment or the time a Fund can recover payment of principal as specified in the instrument.

While there may be no active secondary market with respect to a particular variable or floating rate instrument purchased by a Fund, a Fund may, from time to time as specified in the instrument, demand payment in full of the principal of the instrument or may resell the instrument to a third party. The absence of such an active secondary market, however, could make it difficult for a Fund to dispose of a variable or floating rate demand instrument if the issuer defaulted on its payment obligations during periods that a Fund is not entitled to exercise its demand rights, and a Fund could, for these or other reasons, suffer a loss. Variable and floating rate instruments with no active secondary market and with notice/termination dates in excess of seven days will be included in the calculation of a Fund’s illiquid assets.

Variable and floating rate demand instruments acquired by the National Tax-Free Intermediate Bond, Missouri Tax-Free Intermediate Bond and Kansas Tax-Free Intermediate Bond Funds may include participations in Municipal Obligations purchased from and owned by financial institutions (primarily banks). Participation interests provide the Fund with a specified undivided interest (up to 100%) in the underlying obligation and the right to demand payment of the unpaid principal balance plus accrued interest on the participation interest from the institution upon a specified number of days’ notice, not to exceed thirty days. Each participation interest is backed by an irrevocable letter of credit or guarantee of a bank that the Adviser has determined meets the prescribed quality standards for the Fund. The bank typically retains fees out of the interest paid on the obligation for servicing the obligation, providing the letter of credit and issuing the repurchase commitment.

When-Issued Purchases and Forward Commitments

Each Fund may purchase securities on a when-issued basis or enter into forward commitment transactions. These transactions, which involve a commitment by a Fund to purchase or sell particular securities with payment and delivery taking place at a future date (perhaps one or two months later), permit the Fund to lock in a price or yield on a security it owns or intends to purchase, regardless of future changes in market prices or in interest rates. When-issued and forward commitment transactions involve the risk, however, that the yield or price obtained in a transaction (and therefore the value of the security) may be less favorable than the yield or price (and therefore the value of the security) available in the market when the securities delivery takes place. When a Fund agrees to purchase securities on a when-issued basis or enters into a forward commitment to purchase securities, the Funds’ Custodian will set aside cash or liquid assets, as permitted by applicable law, equal to the amount of the purchase or the commitment in a separate account. Normally, the Custodian will set aside portfolio securities to meet this requirement. The market value of the separate account will be monitored and if such market value declines, the Fund will be required subsequently to place additional assets in the separate account in order to ensure that the value of the account remains equal to the amount of the Fund’s commitments. Because a Fund will set aside cash or liquid assets, as permitted by applicable law, in the manner described, the Fund’s liquidity and ability to manage its portfolio might be affected in the event its when-issued purchases or forward commitments ever exceeded 25% of the value of its assets. The National Tax-Free Intermediate Bond, Missouri Tax-Free Intermediate Bond and Kansas Tax-Free Intermediate Bond Funds will not invest more than 25%

of their respective total assets in when-issued securities and forward commitments. In the case of a forward commitment to sell portfolio securities, the Custodian will hold the portfolio securities in a segregated account while the commitment is outstanding.

A Fund will make commitments to purchase securities on a when-issued basis or to purchase or sell securities on a forward commitment basis only with the intention of completing the transaction and actually purchasing or selling the securities. No Fund intends to engage in when-issued purchases and forward commitments for speculative purposes. If deemed advisable as a matter of investment strategy, however, a Fund may dispose of or renegotiate a commitment after it is entered into, and may sell securities it has committed to purchase before those securities are delivered to the Fund on the settlement date. In these cases a Fund may realize a capital gain or loss.

When a Fund engages in when-issued and forward commitment transactions, it relies on the other party to consummate the trade. Failure of such party to do so may result in the Fund’s incurring a loss or missing an opportunity to obtain a price considered to be advantageous.

The value of the securities underlying a when-issued purchase or a forward commitment to purchase securities, and any subsequent fluctuations in their value, is taken into account when determining a Fund’s net asset value starting on the day that the Fund agrees to purchase the securities. A Fund does not earn interest on the securities it has committed to purchase until they are paid for and delivered on the settlement date. When a Fund makes a forward commitment to sell securities it owns, the proceeds to be received upon settlement are included in the Fund’s assets, and fluctuations in the value of the underlying securities are not reflected in the Fund’s net asset value as long as the commitment remains in effect.

Zero Coupon Bonds

Each Fund may acquire zero coupon bonds. Such obligations will not result in the payment of interest until maturity and typically have greater price volatility than coupon obligations. A Fund will accrue income on such investments for tax and accounting purposes, as required, which is distributable to shareowners and which, because no cash is received at the time of accrual, may require the liquidations of other portfolio securities to satisfy the Fund’s distribution obligations. These actions may occur under disadvantageous circumstances and may reduce a Fund’s assets, thereby increasing its expense ratio and decreasing its rate of return. Zero coupon bonds are subject to greater market fluctuations from changing interest rates than debt obligations of comparable maturities that make current distributions of interest.

INVESTMENT LIMITATIONS

Each Fund is subject to the investment limitations enumerated below. Those limitations that are designated as “fundamental” may not be changed with respect to a Fund without the approval of the lesser of (1) 67% of the Fund’s shares present at a meeting of shareowners if the holders of more than 50% of the outstanding shares are present in person or by proxy or (2) more than 50% of the Fund’s outstanding shares. Other restrictions in the form of non-fundamental policies are subject to change by The Commerce Funds’ Board of Trustees without shareholder approval. In addition, the Funds’ investment objectives are fundamental and may not be changed without shareowner approval. If a percentage limitation is satisfied at the time of investment, a later increase or decrease in such percentage resulting from a change in the value of a Fund’s investments will not constitute a violation of such limitation, except that any borrowing by a Fund that exceeds the fundamental investment limitations stated above must be reduced to meet such limitations within the period required by the 1940 Act (currently three days). Otherwise, a Fund may continue to hold a security even though it causes the Fund to exceed a percentage limitation because of the fluctuation in the value of the Fund’s assets.

As a matter of fundamental policy, no Fund may:

1. With respect to 75% of a Fund’s total assets: (i) invest more than 5% of a Fund’s total assets in the securities of any one issuer; (ii) invest more than 25% of a Fund’s total assets in the securities of issuers in any one industry; and (iii) hold more than 10% of the outstanding voting securities of any one issuer; provided that the foregoing does not apply to the Asset Allocation, Missouri Tax-Free Intermediate Bond and Kansas Tax-Free Intermediate Bond Funds. Securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities and repurchase agreements fully collateralized by such securities are excepted from these limitations.

2. Purchase or sell real estate, except that a Fund may invest in securities directly or indirectly secured by real estate or interests therein or issued by companies which invest in real estate or interests therein and may hold and sell real estate acquired by a Fund as a result of the ownership of securities.

3. Make loans to other persons, except that the purchase of all or a portion of an issue of securities or obligations of the type in which a Fund may invest shall not be deemed to be the making of a loan, and except further that a Fund may enter into repurchase agreements in accordance with its investment objective and policies and may lend its portfolio securities in an amount not to exceed 33 1/3% of the value of its total assets (including the value of the collateral for the loan).

4. Borrow money, issue senior securities or pledge its assets, except that a Fund may borrow from banks and enter into reverse repurchase agreements as a temporary measure for extraordinary or emergency purposes or to meet redemptions in amounts not exceeding 33 1/3% (taken at market value) of its total assets (including the amount borrowed) and pledge its assets to secure such borrowings, provided the Fund maintains asset coverage of at least 300% for all such borrowings. No Fund will purchase securities while its aggregate borrowings (including reverse repurchase agreements and borrowings from banks) in excess of 5% of its total assets are outstanding. Securities held in escrow or separate accounts in connection with a Fund’s investment practices are not deemed to be pledged for purposes of this limitation.

5. Purchase securities on margin, except that (i) a Fund may obtain such short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities, (ii) a Fund may pay initial or variation margin in connection with futures and related option transactions, and (iii) this investment limitation shall not apply to a Fund’s transactions in futures contracts and related options or to a Fund’s transactions in securities on a when-issued or forward commitment basis.

6. Underwrite securities of other issuers, except insofar as a Fund technically may be deemed an underwriter under the Securities Act of 1933, as amended (“Securities Act”) in purchasing and selling portfolio securities and except insofar as such underwriting would comply with the limits set forth in the 1940 Act.

7. Purchase or sell commodities or contracts on commodities, except to the extent a Fund may do so in accordance with applicable law and a Fund’s current prospectus and statement of additional information, as it may be amended from time to time, and without registering as a commodity pool operator under the Commodities Exchange Act.

As a matter of fundamental policy:

1. Each of the Asset Allocation Fund, the National Tax-Free Intermediate Bond Fund, the Missouri Tax-Free Intermediate Bond Fund and the Kansas Tax-Free Intermediate Bond Fund will limit its investments so that less than 25% of the Fund’s total assets will be invested in the securities of the issuers in any one industry. For purposes of this restriction, state and municipal governments and their agencies and instrumentalities, securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities and repurchase agreements fully collateralized by securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities are not deemed to be industries in connection with the issuance of tax-exempt securities. Thus, these Funds may invest 25% or more of the value of their total assets in Municipal Obligations that are related in such a way that an economic, business or political development or change affecting one Municipal Obligation would also affect other Municipal Obligations. For example, these Funds may so invest in (a) Municipal Obligations the interest on which is paid solely from revenues of similar projects such as hospitals, electric utility systems, multi-family housing, nursing homes, commercial facilities (including hotels), steel companies or life care facilities, (b) Municipal Obligations whose issuers are in the same state, or (c) industrial development obligations. A Fund will not purchase securities (except U.S. Government Obligations) if more than 5% of its total assets will be invested in the securities of any one issuer, except that up to 25% of the total assets of the National Tax-Free Intermediate Bond Fund, and up to 50% of the total assets of the Missouri Tax-Free Intermediate Bond Fund and up to 50% of the total assets of the Kansas Tax-Free Intermediate Bond Fund, may be invested without regard to this 5% limitation (although not more than 25% of the Missouri Tax-Free Intermediate Bond Fund or Kansas Tax-Free Intermediate Bond Fund total assets will be invested in the securities of any one issuer). In addition, the Missouri Tax-Free Intermediate Bond Fund and the Kansas Tax-Free Intermediate Bond Fund, with respect to 50% of their assets, will not hold more than 10% of the outstanding voting securities of any one issuer.

As a matter of non-fundamental policy, no Fund may:

1. Purchase securities of other investment companies except (a) purchases which are part of a plan of merger, consolidation, reorganization, or acquisition, and (b) other purchases of the securities of investment companies only if the purchases are of open-ended, no-load funds, are conditioned on the waiver of management fees and further, if immediately thereafter (i) not more than 3% of the total outstanding voting stock of such company is owned by the Fund, (ii) not more than 5% of the Fund’s total assets, taken at market value, would be invested in the securities of any one investment company, (iii) not more than 10% of the Fund’s total assets, taken at market value, would be invested in the aggregate in securities of investment companies as a group, and (iv) the Fund, together with other investment companies having the same investment adviser and companies controlled by such companies, owns not more than 10% of the total outstanding stock of any one investment company; provided that the foregoing does not apply to the Asset Allocation Fund.

2. Make short sales of securities or maintain a short position, except that a Fund may make short sales against-the-box (defined as the extent to which a Fund contemporaneously owns or has the right to obtain at no added cost securities identical to those sold short).

3. Invest in illiquid securities if as a result more than 15% of its net assets would be invested in such securities.

4. Invest in real estate limited partnership interests or participations or other direct interests in or enter into leases with respect to oil, gas or other mineral exploration or development programs if, as a result thereof, more than 5% of the value of the total assets of a Fund would be invested in such programs, except that a Fund may invest in securities issued by companies that engage in oil, gas or other mineral exploration of development activities.

5. Write, purchase or sell puts, calls, straddles, spreads or combinations thereof with respect to more than 25% (5% with respect to the National Tax-Free Intermediate Bond, Missouri Tax-Free Intermediate Bond and Kansas Tax-Free Intermediate Bond Funds) of the value of its net assets.

As a matter of non-fundamental policy, the International Equity Fund and Asset Allocation Fund will engage in futures contracts and options thereon only for bona fide hedging, total return enhancement, and risk management purposes, in each case in accordance with rules and regulations of the CFTC. Initial margin deposits and premiums on options for non-hedging purposes will not equal more than 5% of the Fund’s net assets.

Any unaffiliated Underlying Fund in which the Asset Allocation Fund may invest will have adopted certain investment restrictions that may be more or less restrictive than those listed above, thereby allowing the Asset Allocation Fund to participate in certain investment strategies indirectly that are prohibited under the fundamental and non-fundamental investment restrictions and policies listed above. The investment restrictions of such unaffiliated Underlying Funds will be set forth in their respective prospectuses and Statements of Additional Information.

PRICING OF SHARES

The net asset value per share for each Fund of The Commerce Funds is calculated separately for Institutional and Service Shares by adding the value of all portfolio securities and other assets belonging to the Fund that are allocable to a particular class, subtracting the liabilities charged to such class of the Fund, and dividing the result by the number of shares outstanding of such class of the Fund. Assets that belong to the Fund consist of the consideration received upon the issuance of shares of the Fund together with all income, earnings, profits and proceeds derived from the investment thereof, including any proceeds from the sale of such investments, any funds or payments derived from any reinvestment of such proceeds, and a portion of any general assets of The Commerce Funds not belonging to a particular investment portfolio. Assets belonging to a particular class of a Fund are charged with the direct liabilities of that class and with a share of the general liabilities of The Commerce Funds, which are normally allocated in proportion to the relative net asset values of all of The Commerce Funds’ investment portfolios at the time of allocation. Payments under The Commerce Funds’ Shareholder Administrative Services Plans for Institutional Shares and Service Shares are allocated to the Shares in proportion to the relative net asset values of the Funds. Payments under the Distribution Plan pursuant to Rule 12b-1 are applicable only to the Service Shares of the Funds.

In determining the net asset value of the Asset Allocation Fund, the net asset value of the Underlying Funds’ shares held by the Asset Allocation Fund will be their net asset value at time of computation.

As stated in their Prospectuses, a Fund’s investments will be valued at market value or, in the absence of a market value with respect to any portfolio securities, at fair value as determined by or under the direction of The Commerce Funds’ Board of Trustees. A security that is primarily traded on a domestic securities exchange is valued at the last sale price on that exchange or, if there were no sales during the day, at the current quoted bid price. Securities traded on Nasdaq will be based on the last traded price if it falls within the concurrent best bid and offer and will be normalized pursuant to Nasdaq’s published procedures if it falls outside this range. Securities traded on only over-the-counter markets are valued on the basis of closing over-the-counter bid prices. Securities for which there were no transactions are valued at the average of the current bid and asked prices. Restricted securities and securities for which market quotations are not readily available are valued at fair value as determined in good faith by the Board of Trustees.

The value of a Fund’s portfolio securities that are traded on stock exchanges outside the United States are based upon the price on the exchange as of the close of business of the exchange immediately preceding the time of valuation, except when an occurrence subsequent to the time a value was so established is likely to have changed such value; then the fair value of those securities will be determined through consideration of other factors by or under the direction of The Commerce Funds’ Board of Trustees. Securities trading in over-the-counter markets in European and Pacific Basin countries is normally completed well before 4:00 p.m. Eastern time. In addition, European and Pacific Basin securities trading may not take place on all Business Days (as defined in the Prospectus). Furthermore, trading takes place in Japanese markets on certain Saturdays and in various foreign markets on days that are not considered to be Business Days. The calculation of the net asset value of the Fund may not take place contemporaneously with the determination of the prices of portfolio securities used in such calculation. Events affecting the values of portfolio securities that occur between the time their prices are determined and 4:00 p.m. Eastern time, and at other times, may not be reflected in the calculation of net asset value of the Fund unless the Fund, in its discretion, determines to make an adjustment in light of the nature and significance of the event, consistent with applicable regulatory guidance.

ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

Shares of the Funds are offered and sold on a continuous basis by The Commerce Funds’ Distributor, Goldman, Sachs & Co., acting as agent for The Commerce Funds. Service Shares of the Funds are sold to investors at the public offering price based on a Fund’s net asset value next determined after a purchase order is received plus a front-end sales charge as described in the Prospectus. Institutional Shares of the Funds are sold to investors at the net asset value next determined after a purchase order is received.

Institutional Shares are offered primarily to:

•	investors maintaining accounts at bank trust departments or trust companies, for funds held within those accounts, including institutions affiliated with Commerce Bancshares, Inc. and its subsidiaries (for example, Commerce Investment Advisers, Inc. clients, and individuals who have named a bank affiliated with Commerce Bancshares, Inc., as their primary personal representative or co-personal representative under their wills);

•	participants in employer-sponsored defined contribution plans when such plans offer The Commerce Funds as one of their investment options;

•	any investor who has been a continuous shareholder in The Commerce Funds since January 1, 1997 or before;

•	employees, directors, advisory directors, officers and retirees (as well as their spouses and legal dependents) of Commerce Bancshares, Inc., Goldman, Sachs &

Co., State Street Bank and Trust Company and Boston Financial Data Services, Inc. or their subsidiaries or affiliates; and

•	financial planners, broker dealers and their clients.

Service Shares are offered primarily to:

•	individuals, corporations or other entities, purchasing for their own accounts or for the accounts of others, and to qualified banks, savings and loan associations, and broker/dealers on behalf of their customers; and

•	financial planners and their clients.

An illustration of the computation of the public offering price per share of the Service Shares of the Funds, based on the value of the total net assets and total number of shares outstanding on October 31, 2003, is as follows:

Public Offering Price

	Bond Fund Service	Asset Allocation Fund Service	Value Fund Service	Growth Fund Service	Core Equity Fund Service
Net Assets (in 000’s)	$1,165	$437	$584	$5,513	$65
Number of Shares Outstanding	62,172	21,396	27,889	273,647	4,522
Net Asset Value Per Share	$18.74	$20.41	$20.93	$20.15	$14.46
Sales Charge, 3.50 percent of offering price (3.63 percent of net asset value per share)	$0.68	$0.74	$0.76	$0.73	$0.52
Offering Price to Public	$19.42	$21.15	$21.69	$20.88	$14.98

	MidCap Growth Fund Service	International Equity Fund Service
Net Assets (in 000’s)	$1,474	$407
Number of Shares Outstanding	63,741	24,373
Net Asset Value Per Share	$23.12	$16.69
Sales Charge, 3.50 percent of offering price (3.63 percent of net asset value per share)	$0.84	$0.61
Offering Price to Public	$23.96	$17.30

	Short-Term Government Fund Service	National Tax-Free Intermediate Bond Fund Service	Missouri Tax-Free Intermediate Bond Fund Service	Kansas Tax-Free Intermediate Bond Fund Service
Net Assets (in 000’s)	$2,867	$5	$1,252	$2,176
Number of Shares Outstanding	154,669	251	63,414	113,373
Net Asset Value Per Share	$18.54	$19.74	$19.75	$19.19
Sales Charge, 2.00 percent of offering price (2.04 percent of net asset value per share)	$0.38	$0.40	$0.40	$0.39
Offering Price to Public	$18.92	$20.14	$20.15	$19.58

Additional Redemption Information

Under the 1940 Act, a Fund may suspend the right of redemption or postpone the date of payment for shares during any period when (a) trading on the New York Stock Exchange is restricted by applicable rules and regulations of the SEC; (b) the Exchange is closed for other than customary weekend and holiday closing; (c) the SEC has by order permitted such suspension; or (d) an emergency exists as determined by the SEC. (The Commerce Funds may also suspend or postpone the recordation of the transfer of shares upon the occurrence of any of the foregoing conditions.)

In addition to the situations described in the Prospectuses under “Redeeming Service Shares” and “Redeeming Institutional Shares,” as applicable, The Commerce Funds may redeem shares involuntarily to reimburse the Funds for any loss sustained by reason of the failure of a shareholder to make full payment for shares purchased by the shareholder or to collect any charge relating to a transaction effected for the benefit of a shareholder which is applicable to shares of the Funds as provided in the Prospectuses.

In an exchange, the redemption of shares being exchanged will be made at the per share net asset value of the shares to be redeemed next determined after the exchange request is received. The shares of the Fund to be acquired will be purchased at the per share net asset value of those shares (plus any applicable sales charge) next determined after acceptance of the purchase order by The Commerce Funds in accordance with its customary policies for accepting investments.

A Fund may make payment for redemption in securities or other property if it appears appropriate to do so in light of the Fund’s responsibilities under the 1940 Act. In the event shares are redeemed for securities or other property, shareowners may incur additional costs in connection with the conversion thereof to cash. Redemption in kind is not as liquid as a cash redemption. Shareowners who receive a redemption in kind may receive less than the redemption value of their shares upon sale of the securities or property received, particularly where such securities are sold prior to maturity.

Retirement Plans

Profit-Sharing Plan. The Commerce Funds, in conjunction with Commerce Bank, N.A., offer a profit-sharing plan (including a 401(k) option) (the “Profit-Sharing/401(k) Plan”) for use by both self-employed individuals (sole proprietorships and partnerships) and corporations who wish to use shares of the Funds as a funding medium for a retirement plan qualified under the Internal Revenue Code (the “Code”).

The Code provides certain tax benefits for contributions by a self-employed individual or corporation to the Profit-Sharing/401(k) Plan. For example, contributions to the Plan are deductible (subject to certain limits) and earnings on the contributions are not taxed until distributed. However, distribution of amounts from the Profit-Sharing/401(k) Plan to a participant before the participant attains age 59½ will (with certain exceptions) result in an additional 10% tax on the amount included in the participant’s gross income.

Individual Retirement Accounts. The Commerce Funds, in conjunction with Commerce Bank, N.A., offer individual retirement accounts (the “Traditional IRA”) for use by individuals with compensation for services rendered (including earned income from self-employment) who wish to use shares of the Funds as a funding medium for individual retirement saving. The Code limits the amount an individual may contribute to a Traditional IRA and deductible contributions and earnings thereon are not subject to federal income tax until distributed. Except for rollover distributions, an individual who has attained, or will attain, age 70½ before the end of the taxable year may no longer contribute to a Traditional IRA held on his or her behalf. Distribution of an individual’s Traditional IRA assets (and earnings thereon) before the individual attains age 59½ will (with certain exceptions) result in an additional 10% tax on the amount included in the individual’s gross income.

The Commerce Funds, in conjunction with Commerce Bank, N.A., permit certain employers (including self-employed individuals) to make contributions to an employee’s Traditional IRA if the employer establishes a Simplified Employee Pension (“SEP”) plan. A SEP permits an employer to make discretionary contributions to all of its eligible employees’ Traditional IRAs equal to a uniform percentage of each employee’s compensation (subject to certain limits). The Code provides certain tax benefits to employers who contribute to an employee’s Traditional IRA pursuant to a SEP. For example, employer contributions to an employee’s Traditional IRA pursuant to a SEP are deductible (subject to certain limits) and the contributions and earnings thereon are not taxed until distributed.

The Commerce Funds, in conjunction with Commerce Bank, N.A., also have available a Roth Individual Retirement Account (the “Roth IRA”) for use by individuals with compensation for services rendered. Individuals whose adjusted gross income (“AGI”) is within the applicable income limitations (an AGI of up to $110,000 for a single individual and an AGI of up to $160,000 for married couples filing jointly) may contribute at any age to a Roth IRA for the individual and for his or her nonworking spouse. Roth IRA contributions are not deductible. Earnings on amounts contributed to a Roth IRA, however, may be withdrawn tax- and penalty-free if the Roth IRA has been held for at least five years (beginning with the first day of the tax year for which a contribution was made to any Roth IRA of the account owner) and the distribution is due to the account owner’s attainment of age 59½ or another qualifying event. Distributions which do not meet these criteria are generally subject to a 10% tax on the amount includible in gross income.

Savings Incentive Match Plan for Employees of Small Employers. Finally, The Commerce Funds, in conjunction with Commerce Bank, N.A., offer a simplified tax-favored retirement plan for employees of small employers (a “SIMPLE IRA Plan”). Each eligible employee of an employer that maintains a SIMPLE IRA Plan may choose to defer a percentage of his or her pre-tax compensation to the employee’s SIMPLE individual retirement account (a “SIMPLE IRA”). The employer must generally make an annual, non-discretionary contribution to the SIMPLE IRA of each eligible employee. The Code provides certain tax benefits for contributions by an employer, pursuant to a SIMPLE IRA Plan, to an employee’s SIMPLE IRA. For example, these contributions are deductible (subject to certain limits) and not subject to federal income tax until distributed.

In the Profit-Sharing/401(k) Plan and in the IRAs available through the Funds, distributions of net investment income and capital gains will be automatically reinvested.

The foregoing brief descriptions are not complete or definitive explanations of the Profit-Sharing/401(k) Plan or IRAs available for investment in the Funds. In addition, the foregoing plans are not available for purposes of the National Tax-Free Intermediate Bond, Missouri Tax-Free Intermediate Bond and Kansas Tax-Free Intermediate Bond Funds. Any person who wishes to establish a retirement plan account may do so by contacting The Commerce Funds directly. The complete Plan and IRA documents and applications will be provided to existing or prospective shareowners upon request, without obligation. The Commerce Funds recommends that investors consult their attorneys or tax advisers to determine if the retirement programs described herein are appropriate for their needs.

PROXY VOTING

The Trust, on behalf of the Funds (other than the International Equity Fund), has delegated the voting of portfolio securities to the Funds’ investment adviser, Commerce Investment Advisors, Inc. (the “Adviser” or “Commerce”) in its capacity as investment adviser. Commerce has adopted proxy voting policies and procedures (the “Proxy Voting Policy”) for the voting of proxies on behalf of client accounts for which Commerce has voting discretion, including the Funds, to assess appropriately each proxy issue. The Proxy Voting Policy includes a summary of the Adviser’s proxy policies with respect to: the election of the board of directors; appointment of independent auditors; issues of corporate structure and shareholder rights; executive and director equity-based compensation; and corporate social and policy issues. Commerce has also established a Proxy Voting Committee to address any unusual or undefined voting issues that may arise during the year.

In addition, Commerce has engaged Investor Responsibility Research Center (“IRRC”) to obtain, vote and record proxies in accordance with the Adviser’s directions. The

Adviser directs IRRC how to vote the proxies through proxy guidelines. IRRC will promptly notify the Adviser of any proxy issues that are not covered by the proxy guidelines. Commerce does not believe that conflicts of interests will generally arise in connection with its proxy voting policies. However, if any conflicts do arise, the Proxy Voting Committee will consider engaging an independent third party to vote the proxy.

The following is a brief summary of some of the more significant proxy guidelines provided to IRRC by the Adviser:

Board of Directors

The proxy guidelines provide that votes will be withheld for election for any nominee to the board of directors if that nominee has attended less than 75% of board and committee meetings scheduled during the previous year. In contested elections, the Adviser votes for management nominees.

Changes to Capital Structure

The Adviser votes for management proposals to increase or decrease common stock. The Adviser will vote against authorization of preferred stock if the board has unlimited rights to set the terms and conditions of shares. The Adviser will vote for management proposals to merge with or acquire another company or spin off or sell its assets.

Corporate Governance

The Adviser votes for management proposals to: eliminate cumulative voting; limit the liability of the directors; reduce the board size if the company has cumulative voting; and adopt a classified board. The Adviser votes against management proposals to ratify or adopt shareholder rights plans (i.e., poison pills) and votes for management proposals to redeem such plans. The Adviser will vote: for management proposals to restore shareholders’ rights to call a special meeting; against a management proposal to eliminate shareholders right to act by written consent; and against amendments to establish supermajority vote provisions to approve a merger or other business combination.

Equity Compensation Plans

The Adviser votes against any stock incentive plan (including increases to shares authorized to be issued under such plans) that results in dilution of more than 20%. In addition, the Adviser votes for management proposals to adopt stock incentive plans for non-employee directors. However, the Adviser votes against director stock award plans if they would result in dilution of more than 20%. The Adviser votes for management proposals to: limit per-employee annual option awards; and adopt employee stock purchase plans.

Shareholder Proposals

The Adviser votes for shareholder proposals that seek to increase board independence and eliminate or reduce supermajority charter or bylaw provisions. The Adviser will vote against shareholder proposals to: repeal a classified board if the company does not have a shareholder rights plan; request that the chairman of the board be chosen from the non-employee directors; restrict executive officer or director compensation; and establish a policy of expensing the costs of all future stock options in the company’s financial statements.

International Equity Fund

The Trust, on behalf of the International Equity Fund, has delegated the voting of portfolio securities for the International Equity Fund to Bank of Ireland Asset Management U.S. Limited (“BIAM”) in its capacity as sub-adviser for the International Equity Fund. BIAM has adopted and implemented policies and procedures (the “BIAM Proxy Voting Policy”) for the voting of proxies on behalf of client accounts for which BIAM has voting discretion, including the International Equity Fund. A copy of BIAM’s Proxy Voting Guidelines are attached to this Statement of Additional Information as Appendix C.

CODE OF ETHICS

The Trust, Adviser, Sub-Adviser and Distributor have each adopted a code of ethics under Rule 17j-1 of the Act that permits their personnel who are subject to the code to invest in securities, including securities that may be purchased or held by the Funds.

DESCRIPTION OF SHARES

Under the Funds’ Trust Instrument, the shares of beneficial interest in The Commerce Funds shall be divided into such transferable shares of one or more separate and distinct series or classes of a series, as the Trustees shall from time to time create and establish. The Trustees may, from time to time and without vote of the shareowners, issue shares to a party or parties and for such amount and type of consideration and on such terms, subject to applicable law, as the Trustees may deem appropriate. The Trustees may issue fractional shares and shares held in treasury. Also, the Trustees may from time to time divide or combine the shares into a greater or lesser number without thereby changing the proportionate beneficial interests in The Commerce Funds. The proceeds received by each Fund for each issue or sale of its shares, and all net investment income, realized and unrealized gain and proceeds thereof, subject only to the rights of creditors, will be specifically allocated to and constitute the underlying assets of that Fund. The underlying assets of each Fund will be segregated on the books of account.

Each of the Funds offers two classes of shares: Institutional Shares and Service Shares.

Fund shares have no preemptive rights and only such conversion and exchange rights as the Board of Trustees may grant in its discretion. All shares issued as described in the Prospectuses will be fully paid and non-assessable.

Each share of a series shall represent an equal beneficial interest in the net assets of such series. Each holder of shares of a series shall be entitled to receive distributions of income and capital gains, if any, which are made with respect to such series and which are attributable to such shares. Upon redemption of shares, a shareowner shall be paid solely out of the funds and property of such series of The Commerce Funds.

The Trustees shall have full power and authority, in their sole discretion, and without obtaining any prior authorization or vote of shareowners of any series of The Commerce Funds, to establish and designate and to change in any manner any such series of shares or any classes of initial or additional series and to fix such relative preferences, voting powers, rights and privileges of such series or classes thereof as the Trustees may from time to time determine, to divide or combine the shares or any series or classes thereof into a greater or lesser number, to classify or reclassify any issued shares or any series or classes thereof into one or more series or classes of shares, and to take such other action with respect to the shares as the trustees may deem desirable.

In the event of a liquidation or dissolution of The Commerce Funds or an individual Fund, the Trustees may sell and convey all or substantially all of the assets of The Commerce Funds or any series to another entity or to a separate series of shares thereof, for adequate consideration. The sale or conveyance may include the assumption of all outstanding obligations, taxes and other liabilities and may include shares of beneficial interest, stock or other ownership interests. In the alternative, the Trustees may sell and convert into money all of the assets of The Commerce Funds or any series. After such actions, the Trustees will distribute the remaining proceeds or assets (as the case may be) of each series (or class) ratably among the holders of shares of those series then outstanding.

Rule 18f-2 under the 1940 Act provides that any matter required by the provisions of the 1940 Act or applicable state law, or otherwise, to be submitted to the holders of the outstanding voting securities of an investment company shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each investment portfolio affected by such matter. Rule 18f-2 further provides that an investment portfolio shall be deemed to be affected by a matter unless the interests of each investment portfolio in the matter are substantially identical or the matter does not affect any interest of the investment portfolio. Under the Rule, the approval of an investment advisory agreement or any change in a fundamental investment policy would be effectively acted upon with respect to an investment portfolio only if approved by a majority of the outstanding shares of such investment portfolio. However, the Rule also provides that the ratification of the appointment of independent accountants, the approval of principal underwriting contracts and the election of Trustees may be effectively acted upon by shareowners of The Commerce Funds voting together in the aggregate without regard to a particular investment portfolio.

The shareowners have the power to vote only for the election of Trustees, for the removal of Trustees and with respect to such additional matters relating to The Commerce Funds as may be required by law, by the Trust Instrument, or as the Trustees may consider desirable. The Trustees may also determine that a matter affects only the interests of one or more classes of a series, in which case any such matter shall be voted on by such class or classes. Each whole share shall be entitled to one vote as to any matter on which it is entitled to vote, and each fractional share shall be entitled to a proportionate fractional vote. There shall be no cumulative voting in the election of Trustees. Shares may be voted in person or by proxy or in any manner provided for in the By-laws. A proxy may be given in writing, by telefax, or in any other manner provided for in the By-laws.

Special meetings of the shareowners of any series may be called by the Trustees and shall be called by the Trustees upon the written request of shareowners owning at least 10% of the outstanding shares entitled to vote. Whenever ten or more shareowners meeting the qualifications set forth in Section 16(c) of the 1940 Act seek the opportunity of furnishing materials to the other shareowners with a view to obtaining signatures on such a request for a meeting, the Trustees shall provide shareowners access to The Commerce Funds’ list of record shareowners or the mailing of such materials to such record shareowners, subject to the applicable provisions of the 1940 Act. Notice shall be sent by mail or such other means as determined by the Trustees at least 15 days prior to any such meeting. One-third of the shares entitled to vote in person or by proxy shall be a quorum for the transaction of business at a shareowners’ meeting, except that where any provision of law or of the Trust Instrument permits or requires that holders of any series shall vote as a series (or that holders of a class shall vote as a class), then one-third of the aggregate number of shares of that series (or that class) entitled to vote shall be necessary to constitute a quorum for the transaction of business by that series (or that class). Any action which may be taken by the shareowners of The Commerce Funds or of a series may be taken without a meeting if shareowners holding more than a majority of the shares entitled to vote, except when a larger vote is required by law or by any provision of the Trust Instrument, shall consent to the action in writing, provided that such action by written consent is approved by the Board of Trustees.

When used in the Prospectuses or in this Statement of Additional Information, a “majority” of shareowners of The Commerce Funds or a particular Fund means, with respect to the approval of an investment advisory agreement or a change in an investment objective or a fundamental investment policy, the vote of the lesser of (1) 67% of the shares of The Commerce Funds or the Fund present at a meeting if the holders of more than 50% of the outstanding shares are present in person or by proxy, or (2) more than 50% of the outstanding shares of The Commerce Funds or the Fund.

The Trust Instrument provides that the Trustees, when acting in their capacity, will not be personally liable to any person other than The Commerce Funds or a beneficial owner for any act, omission or obligation of The Commerce Funds or any Trustee. A Trustee shall not be liable for any act or omission in his capacity as Trustee, or for any act or omission of any officer or employee of The Commerce Funds or of any other person or party, provided that nothing contained in the Trust Instrument or in the Delaware Business Trust law shall protect any Trustee against any liability to The Commerce Funds or to shareowners to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of the office of Trustee.

ADDITIONAL INFORMATION CONCERNING TAXES

Federal Taxes

Each Fund intends to qualify as a regulated investment company under Subchapter M of Subtitle A, Chapter 1 of the Internal Revenue Code, and to distribute out its income to shareowners each year, so that each Fund itself generally will be relieved of federal income and excise taxes. If a Fund were to fail to so qualify: (1) the Fund would be taxed at regular corporate rates without any deduction for distributions to shareowners; and (2) shareowners would recognize dividend income on distributions attributable to the Fund’s earnings. Moreover, if a Fund were to fail to make sufficient distributions in a year, the Fund would be subject to corporate income taxes and/or excise taxes in respect of the shortfall or, if the shortfall is large enough, the Fund could be disqualified as a regulated investment company. A failure of an Underlying Fund to qualify as a regulated investment company could, in turn, cause the Asset Allocation Fund to fail to so qualify.

A 4% non-deductible excise tax is imposed on regulated investment companies that fail to distribute with respect to each calendar year at least 98% of their ordinary taxable income for the calendar year and capital gain net income (excess of capital gains over capital losses) for the one year period ending October 31 of such calendar year and 100% of any such amounts that were not distributed in the prior year. Each Fund intends to make sufficient distributions or deemed distributions of its ordinary taxable income and any capital gain net income prior to the end of each calendar year to avoid liability for this excise tax.

When you open your account, you should provide your social security or tax identification number on your Account Application. By law, each Fund must backup withhold a percentage of your taxable distributions or gross sale proceeds if you (i) have failed to provide a correct tax identification number, (ii) are subject to withholding by the Internal Revenue Service for failure to properly include on his or her return payments of taxable dividends or (iii) have failed to certify to the Funds that he or she is not subject to backup withholding when required to do so or that he or she is an “exempt recipient.” The backup withholding rate is 28%.

The tax principles applicable to transactions in financial instruments and futures contracts and options that may be engaged by a Fund, transactions engaged in by the Fund which involve foreign currency, and investments in passive foreign investment companies (“PFICs”), are complex and, in some cases, uncertain. Such transactions and investments may cause a Fund to recognize taxable income prior to the receipt of cash, thereby requiring the Fund to liquidate other positions, or to borrow money, so as to make sufficient distributions to shareowners to avoid corporate-level tax. Moreover, some or all of the taxable income recognized may be ordinary income or short-term capital gain, so that the distributions may be taxable to shareowners as ordinary income. In addition, in the case of any shares of a PFIC in which a Fund invests, the Fund will make an election to recognize income annually during the period of its ownership of the shares.

Federal Tax-Exempt Information

Distributions of the National Tax-Free Intermediate Bond, Missouri Tax-Free Intermediate Bond and Kansas Tax-Free Intermediate Bond Funds (“Tax-Exempt Funds”) will generally constitute tax-exempt income for shareowners for federal income tax purposes. It is possible, depending upon the Funds’ investments, that a portion of the Funds’ distributions could be taxable to shareowners as ordinary income or capital gains, but the Funds do not expect that this will be the case.

For a Fund to pay tax-exempt dividends for any taxable year, at least 50% of the aggregate value of the Fund’s assets at the close of each quarter of the Fund’s taxable year must consist of exempt-interest obligations.

An investment in a Tax-Exempt Fund is not intended to constitute a balanced investment program. Shares of the Funds would not be suitable for tax-exempt institutions and may not be suitable for retirement plans qualified under Section 401 of the Code, H.R. 10 plans and IRAs because such plans and accounts are generally tax-exempt and, therefore, not only would the shareholder not gain any additional benefit from the Funds’ dividends being tax-exempt, but such dividends would be ultimately taxable to the beneficiaries when distributed. In addition, the Funds may not be an appropriate investment for entities that are “substantial users” of facilities financed by “private activity bonds” or “related persons” thereof. “Substantial user” is defined under U.S. Treasury Regulations to include a non-exempt person who (i) regularly uses a part of such facilities in his or her trade or business and whose gross revenues derived with respect to the facilities financed by the issuance of bonds are more than 5% of the total revenues derived by all users of such facilities, (ii) occupies more than 5% of the usable area of such facilities or (iii) are persons for whom such facilities or a part thereof were specifically constructed, reconstructed or acquired. “Related persons” include certain related natural persons, affiliated corporations, a partnership and its partners and an S corporation and its shareowners.

State and Local Taxes

State and local income taxes generally apply to interest on bonds of states and political subdivisions outside of the state in which the tax is imposed. Missouri exempts interest on (i) its own obligations, (ii) the obligations of its political subdivisions, (iii) U.S. Government Obligations, and (iv) obligations of certain U.S. territories and possessions, from its personal income tax and general corporate income tax. Kansas exempts interest on obligations of Kansas or any political subdivision of Kansas issued after 1987 and certain bonds issued before 1988 that are exempted by Kansas law (i.e., obligations issued as Board of Regents Bonds for Kansas Colleges and Universities, Electrical Generation Revenue Bonds, Industrial Revenue Bonds, Kansas Highway Bonds, Kansas Turnpike Authority Bonds, and Urban Renewal Bonds), (ii) U.S. Governmental Obligations, and (iii) obligations issued by any possession of the United States (e.g., the governments of Puerto Rico, the United States Virgin Islands, America Samoa, or Guam, or the Commonwealth of the Northern Mariana Islands).

MANAGEMENT OF THE COMMERCE FUNDS

Trustees and Officers of the Trust

The Board of Trustees of the Trust is responsible for the management of the business and affairs of the Trust. The Trustees and executive officers of the Trust and their principal occupations for the last five years are set forth below. Trustees who are not deemed to be “interested persons” of the Trust as defined in the 1940 Act are referred to as “Independent Trustees.” Trustees who are deemed to be “interested persons” of the Trust are referred to as “Interested Trustees.”

Each Trustee holds offices for an indefinite term until the earliest of: (a) the election of his successor; (b) the date a trustee dies, resigns or is removed by at least two-thirds of the Board of Trustees in accordance with the Trust’s Declaration of Trust; (c) in accordance with the by-laws of the Board of Trustees (which may be changed by the Trustees without shareholder approval) at the end of the fiscal year during which the Trustee attains the age of 72 years (75 years with respect to Messrs. Weaver and Barron); or (d) the Trust terminates. The Trust does not have procedures in place to accept nominations by shareowners of Trustees. Each officer holds office for an indefinite term until the earliest of: (a) the election of his successor; (b) the date an officer dies, resigns or is removed by the Board of Trustees in accordance with the Trust’s by-laws; or (c) the Trust terminates.

Name, Address and Age	Position(s) Held with The Trust	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex[1] Overseen by Trustee	Other Directorships Held by Trustee[2]

INDEPENDENT TRUSTEES

John Eric Helsing c/o The Commerce Funds 922 Walnut Street Kansas City, MO 64106 DOB: 11/6/33	Trustee and Chairman	9 years	Retired. Former Professor and Chairman, Department of Business Administration and Economics of William Jewell College. Former lecturer at William Jewell College.	11

David L. Bodde c/o The Commerce Funds 922 Walnut Street Kansas City, MO 64106 DOB: 1/27/43	Trustee	9 years	Charles N. Kimball Professor of Technology and Innovation, University of Missouri, Kansas City since July 1996.	11	Director, Great Plains Energy Inc. since 1994.

Name, Address and Age	Position(s) Held with The Trust	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex[1] Overseen by Trustee	Other Directorships Held by Trustee[2]

Charles W. Peffer c/o The Commerce Funds 922 Walnut Street Kansas City, MO 64106 DOB: 10/6/47	Trustee	3 ½ months	Retired. Former Partner and Managing Partner of KPMG LLP.	11

Martin E. Galt, III c/o The Commerce Funds 922 Walnut Street Kansas City, MO 64106 DOB: 1/6/42	Trustee	1 month	President, Investment Products, TIAA-CREF, January 1999 to October 2003. Executive Vice President, Bank of America (f/k/a NationsBank), 1997 to 2000.	11

INTERESTED TRUSTEES

*Warren W. Weaver c/o The Commerce Funds 922 Walnut Street Kansas City, MO 64106 DOB: 10/10/30	Trustee and President	7 years	Retired. Part-time consultant to Commerce Bancshares, Inc. and its affiliates.	11

*Randall D. Barron c/o The Commerce Funds 922 Walnut Street Kansas City, MO 64106 DOB: 10/25/29	Trustee	9 years	Retired. Former President, Missouri Division, Southwestern Bell Telephone Company.	11

1.	The “Fund Complex” consists of the Trust.

2.	Directorships of companies required to report to the SEC under the Securities Exchange Act of 1934 (i.e., “public companies”) or other investment companies registered under the 1940 Act.

*	These Trustees are interested persons of the Trust for the following reasons. Mr. Barron owns stock of Commerce Bancshares, Inc. and Goldman, Sachs & Co.; Mr. Weaver is an officer of the Trust and a consultant to Commerce Bancshares, Inc. and its affiliates.

Name, Address and Age	Position(s) Held with The Trust	Length of Time Served	Principal Occupation(s) During Past 5 Years

OFFICERS

Larry Franklin Commerce Investment Advisors, Inc. 922 Walnut Street Kansas City, MO 64106 DOB: 2/21/47	Chief Executive Officer	1 year	President and Director, Commerce Investment Advisors, Inc., since 2001. Senior Vice President, Commerce Bank, N.A., 1993 to present; Administrative Director, 1996 to 1998; and Managing Director, 1998 to present.

James A. McNamara Goldman Sachs Asset Management 4900 Sears Tower Chicago, IL 60606 DOB: 10/2/62	Vice President	4 years	Managing Director, Goldman, Sachs & Co., since December 1998; Vice President, Goldman, Sachs & Co., since April 1998. Senior Vice President and Eastern Regional Manager for Dreyfus Institutional Service Corp. from 1996 to 1998.

Name, Address and Age	Position(s) Held with The Trust	Length of Time Served	Principal Occupation(s) During Past 5 Years

OFFICERS

John M. Perlowski Goldman, Sachs & Co. 32 Old Slip New York, NY 10005 DOB: 11/7/64	Vice President	7 years	Managing Director, Goldman, Sachs & Co., since December 2003; Vice President, Goldman, Sachs & Co., July 1995 to November 2003; and Vice President, Director – Fund Treasury, Goldman, Sachs & Co., since July 1995.

William Schuetter Commerce Investment Advisors, Inc. 922 Walnut Street Kansas City, MO 64106 DOB: 4/17/60	Vice President	3 years	Vice President and Chief Operations Officer, Commerce Investment Advisors, Inc., since May 2001. Vice President and Business Manager for The Commerce Funds since December 1998. Vice President of Fund Accounting, UMB Bank, from 1996 to 1998.

Dee Moran Goldman, Sachs & Co. 32 Old Slip New York, NY 10005 DOB: 1/18/66	Vice President	2 years	Consultant for Goldman Sachs Asset Management since May 2000. Vice President, Goldman Sachs Asset Management 1992 to 2000.

Joseph Reece Commerce Investment Advisors, Inc. 922 Walnut Street Kansas City, MO 64106 DOB: 3/23/69	Vice President	2 years	Vice President and Chief Compliance Officer, Commerce Investment Advisors, Inc., since 2001. Assistant Vice President, Commerce Bank, N.A., since 1999. Field Supervisor, NASDR, 1993 to 1999.

Peter Fortner Goldman, Sachs & Co. 32 Old Slip New York, NY 10005 DOB: 1/25/58	Treasurer	1 year	Vice President, Goldman Sachs Asset Management, since July 2000. Vice President/Accounting Manager and employee for Prudential Investment Fund Management LLC in their mutual fund administration group, 1985 to 2000.

Philip V. Giuca, Jr. Goldman, Sachs & Co. 32 Old Slip New York, NY 10005 DOB: 3/3/62	Assistant Treasurer	4 years	Assistant Treasurer and Vice President, Goldman, Sachs & Co., since May 1992.

Name, Address and Age	Position(s) Held with The Trust	Length of Time Served	Principal Occupation(s) During Past 5 Years

OFFICERS

W. Bruce McConnel Drinker Biddle & Reath LLP One Logan Square 18th and Cherry Streets Philadelphia, PA 19103-6996 DOB: 2/7/43	Secretary	9 years	Partner in the law firm Drinker Biddle & Reath LLP, Philadelphia, Pennsylvania.

Amy E. Curran, Esq. Goldman, Sachs & Co. 32 Old Slip New York, NY 10005 DOB: 9/3/69	Assistant Secretary	3 years	Vice President and Assistant General Counsel, Goldman, Sachs & Co., since 1998. Formerly an Associate of the law firm of Dechert Price & Rhoads, 1996 to 1998.

Howard B. Surloff Goldman, Sachs & Co. 32 Old Slip New York, NY 10005 DOB: 6/21/65	Assistant Secretary	9 years	Associate General Counsel, Goldman, Sachs & Co., since 1993. General Counsel of the U.S. Funds Group, since January 1999. Assistant General Counsel, since December 1997; Assistant General Counsel and Vice President, Goldman, Sachs & Co., since November 1995 and May 1994, respectively.

Diana E. McCarthy Drinker Biddle & Reath LLP One Logan Square 18th and Cherry Streets Philadelphia, PA 19103-6996 DOB: 7/5/51	Assistant Secretary	3 years	Partner in the law firm Drinker Biddle & Reath LLP, Philadelphia, Pennsylvania.

Standing Board Committees

The Board of Trustees has established three standing committees, the Nominating Committee, the Audit Committee and the Compensation Committee. The Nominating Committee is responsible for the selection and nomination of candidates for appointment or election to serve as Trustees. The Nominating Committee consists of the four Independent Trustees (Messrs. Bodde, Galt, Helsing and Peffer). There was one formal meeting of the Nominating Committee during the fiscal year ended October 31, 2003. The Nominating Committee will consider nominees recommended by shareowners. The Audit Committee consists of the four independent Trustees (Messrs. Bodde, Galt, Helsing and Peffer). Mr. Peffer is the Chairman of the Audit Committee. The purpose of the Audit Committee is to (i) oversee the integrity of the Funds’ financial statements; (ii) monitor the independent accountants’ qualifications and independence; (iii) monitor the performance of the Funds’ accounting function related to financial statements; and (iv) select the independent accountants. There were two formal meetings of the Audit Committee during the fiscal year ended October 31, 2003. The Compensation Committee is responsible for annually reviewing and establishing the Trustees’ compensation. The Compensation Committee consists of the four Independent Trustees (Messrs. Bodde, Galt, Helsing and Peffer). The Compensation Committee was established in November 2003 and, therefore, there were no formal meetings of the Committee during the fiscal year ended October 31, 2003.

* * *

Certain of the officers and the organizations with which they are associated have had in the past, and may have in the future, transactions with Goldman Sachs and its respective affiliates. The Commerce Funds has been advised by such officers that all such transactions have been and are expected to be in the ordinary course of business and the terms of such transactions, including all loans and loan commitments by such persons, have been and are expected to be substantially the same as the prevailing terms for comparable transactions for other customers. Messrs. McNamara, Fortner, Perlowski, Giuca and Surloff and Ms. Curran hold similar positions with one or more investment companies advised by Goldman Sachs. Messrs. Franklin (Chief Executive Officer), Reece (Vice President) and Schuetter (Vice-President) also serve as President, Vice President and Chief Compliance Officer, and Vice President and Chief Operations Officer, respectively, of the Adviser.

Each Trustee of The Commerce Funds receives a fee of $3,500 for each regular and special meeting of the Board of Trustees attended, plus $750 for each telephone meeting of the Board attended. In addition, the Chairman of the Board receives an annual fee of $3,000 for his services in this capacity. The Audit Committee members receive an annual retainer of $1000 and $500 per meeting, and the Chairman of the Audit Committee receives $2,000. All Trustees are reimbursed for out-of-pocket expenses incurred in connection with their attendance at meetings.

Each Trustee is entitled to participate in The Commerce Funds Deferred Compensation Plan (the “Plan”). Under the Plan, a Trustee may elect to have his or her deferred fees treated (1) as if they had been invested by The Commerce Funds in the shares of one or more portfolios of the Trust or (2) contributed to the Trustee’s account(s) in the form of shares of the investment option(s) in which the Trustee has requested. The amount paid to the Trustees under the Plan will be determined based on the performance of such investments. Deferral of Trustees’ fees will have no effect on a portfolio’s assets, liabilities and net income per share, and will not obligate The Commerce Funds to retain the services of any Trustee or obligate a portfolio to any level of compensation to the Trustee.

The following table provides certain information about the fees paid by The Commerce Funds to the Trustees for services rendered during the fiscal year ended October 31, 2003:

NAME OF PERSON/POSITION	AGGREGATE COMPENSATION FROM THE TRUST*	PENSION OR RETIREMENT BENEFITS ACCRUED AS PART OF FUND EXPENSES	TOTAL COMPENSATION FROM TRUST AND THE FUND COMPLEX
Interested Trustees
WARREN W. WEAVER, Trustee, President	$10,000	$0	$10,000
RANDALL D. BARRON, Trustee	$10,000	$0	$10,000
Independent Trustees
JOHN ERIC HELSING, Trustee, Chairman	$13,000	$0	$13,000
DAVID L. BODDE, Trustee	$11,000	$0	$11,000
JOHN JOSEPH HOLLAND**, Trustee	$8,250	$0	$8,250
CHARLES W. PEFFER, Trustee***	N/A	N/A	N/A
MARTIN E. GALT, III, Trustee***	N/A	N/A	N/A

*	During this period, the following Trustees deferred the amounts shown pursuant to the Plan: John Eric Helsing ($13,000), John Joseph Holland ($4,125) and David L. Bodde ($11,000).

**	Mr. Holland resigned from the Board of Trustees on December 31, 2003.

***	Mr. Peffer was elected a Trustee on November 13, 2003 and Mr. Galt was elected a Trustee on February 12, 2004.

The Trustees owned beneficial shares of the Funds as of December 31, 2003, unless otherwise noted, with values within the ranges indicated in the following chart:

Name of Trustee	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in Family of Investment Companies
Interested Trustees
Warren W. Weaver	0	0

Randall D. Barron	MidCap Growth Fund: $50,000 - $100,000	$50,001 - $100,000

Independent Trustees

John Eric Helsing	Asset Allocation Fund: $50,001 - $100,000; MidCap Growth Fund: $1 - $10,000	$50,001 - $100,000

David L. Bodde	Growth Fund: $50,001 - $100,000; MidCap Growth Fund: $10,001 - $50,000; Asset Allocation Fund: $1 - $10,000; International Equity Fund: $10,001 - $50,000	Greater than $100,000

John Joseph Holland*	Growth Fund: $10,001 - $50,000	$10,001 - $50,000

Charles W. Peffer**	MidCap Growth Fund: $1 - $10,000	$1 - $10,000

Martin E. Galt, III	0	0

*	Mr. Holland resigned from the Board of Trustees on December 31, 2003.

**	As of January 31, 2004.

Based on information provided by the Trustees, as of December 31, 2003, no Independent Trustee or his/her immediate family members owned beneficially or of record any securities of the Adviser, Sub-Adviser or Distributor or any person (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with such entities.

The Trustees and officers of The Commerce Funds as a group held less than 1% of each of the Institutional and Service Classes of the Funds.

Investment Adviser

The Funds are advised by Commerce, a direct subsidiary of Commerce Bank, N.A. and an indirect subsidiary of Commerce Bancshares, Inc., a registered multi-bank holding company. Commerce (or its predecessor organizations) have provided investment management services to The Commerce Funds since 1994, to private and public pension funds, endowments and foundations since 1946 and to individuals since 1906.

In the Advisory Agreement with The Commerce Funds, the Adviser has agreed to manage each Fund’s investments and to be responsible for, place orders for, and make decisions with respect to, all purchases and sales of each Fund’s securities. For the advisory services provided and expenses assumed under the Advisory Agreement, the Adviser is entitled to receive a fee calculated as a percentage of the Funds’ average daily net assets as stated below:

Annual Rate
Short-Term Government Fund	0.50%
Bond Fund	0.50%
Asset Allocation Fund	0.20%
Growth Fund	0.75%
Value Fund	0.75%
MidCap Growth Fund	0.75%
Core Equity Fund	0.75%
International Equity Fund	1.50%
National Tax-Free Intermediate Bond Fund	0.50%
Missouri Tax-Free Intermediate Bond Fund	0.50%
Kansas Tax-Free Intermediate Bond Fund	0.50%

For the fiscal years ended October 31, 2003, 2002 and 2001, The Commerce Funds paid the Adviser fees for advisory services as follows:

	Fiscal year ended October 31, 2003	Fiscal year ended October 31, 2002	Fiscal year ended October 31, 2001
Short-Term Government Fund	$1,165,084	$713,547	$493,255
Bond Fund	$3,435,674	$3,693,380	$2,977,228
Asset Allocation Fund*	$39,232	$119	N/A
Value Fund	$828,889	$836,455	$807,653
Growth Fund	$1,399,562	$1,589,831	$2,213,670
MidCap Growth Fund	$513,034	$628,483	$1,028,726
International Equity Fund	$1,954,783	$1,593,410	$2,064,643
National Tax-Free Intermediate Bond Fund	$863,841	$867,202	$700,009
Missouri Tax-Free Intermediate	$893,978	$771,816	$532,970
Kansas Tax-Free Intermediate Bond Fund**	$342,987	$277,913	$145,061
Core Equity Fund**	$1,844,251	$2,159,731	$1,788,145

*	The Asset Allocation Fund commenced operations on September 27, 2002.

**	The Core Equity Fund and the Kansas Tax-Free Intermediate Bond Fund commenced operations on December 26, 2000.

For the fiscal years ended October 31, 2003, 2002 and 2001, the Adviser voluntarily or contractually agreed to waive a portion of its advisory fee for certain portfolios. During the periods stated, these waivers reduced advisory fees by the following:

	Fiscal year ended October 31, 2003	Fiscal year ended October 31, 2002	Fiscal year ended October 31, 2001
Short-Term Government Fund	N/A	N/A	$74,893
Asset Allocation Fund*	$39,232	$119	N/A
International Equity Fund	$930,583	$650,970	$759,621
National Tax-Free Intermediate Bond Fund	N/A	N/A	$49,870
Missouri Tax-Free Intermediate Bond Fund	N/A	N/A	$53,705
Kansas Tax-Free Intermediate Bond Fund**	N/A	N/A	$16,042

*	The Asset Allocation Fund commenced operations on September 27, 2002.

**	The Kansas Tax-Free Intermediate Bond Fund commenced operations on December 26, 2000.

In addition, for the fiscal years ended October 31, 2003, 2002 and 2001, the Adviser voluntarily agreed to reimburse the expenses of certain of the Funds. The effect of these reimbursements during the period was to reduce expenses as follows:

	Fiscal year ended October 31, 2003	Fiscal year ended October 31, 2002	Fiscal year ended October 31, 2001
Short-Term Government Fund	$248,140	$169,178	$109,457
Asset Allocation Fund*	$326,794	$48,017	N/A
National Tax-Free Intermediate Bond Fund	$167,497	$82,324	$65,091
Missouri Tax-Free Intermediate Bond Fund	$254,180	$176,507	$108,197
Kansas Tax-Free Intermediate Bond Fund**	$157,102	$128,072	$150,062

*	The Asset Allocation Fund commenced operations on September 27, 2002.

**	The Kansas Tax-Free Intermediate Bond Fund commenced operations on December 26, 2000.

Under the terms of the Advisory Agreement, the Adviser is obligated to manage the investment of the Funds’ assets in accordance with applicable laws and regulations, including, to the extent applicable, the regulations and rulings of the U.S. Comptroller of the Currency relating to fiduciary powers of national banks. These regulations provide, in general, that assets managed by a national bank as fiduciary may not be invested in stock or obligations of, or property acquired from, the bank, its affiliates or their directors, officers or employees, and further provide that fiduciary assets may not be sold or transferred, by loan or otherwise, to the bank or persons connected with the bank as described above.

The Adviser will not accept The Commerce Funds’ shares as collateral for a loan which is for the purpose of purchasing The Commerce Funds’ shares, and will not make loans to The Commerce Funds. Inadvertent overdrafts of The Commerce Funds’ account with the Custodian occasioned by clerical error or by failure of a shareholder to provide available funds in connection with the purchase of shares will not be deemed to be the making of a loan to The Commerce Funds by the Adviser.

The Adviser’s own investment portfolio may include bank certificates of deposit, bankers’ acceptances, and corporate debt obligations, any of which may also be purchased by The Commerce Funds. Joint purchase of investments for The Commerce Funds and for the Adviser’s own investment portfolio will not be made. The commercial banking department of Commerce Trust Company, an affiliate of the Adviser, may have deposit, loan and other commercial banking relationships with issuers of securities purchased by The Commerce Funds, including outstanding loans to such issuers that may be repaid in whole or in part with the proceeds of securities purchased by The Commerce Funds.

Under the Advisory Agreement, the Adviser is not liable for any error of judgment or mistake of law or for any loss suffered by The Commerce Fund in connection with the performance of such Agreement, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Adviser in the performance of its duties or from its reckless disregard of its duties and obligations under the Agreement.

Investment Sub-Adviser

On February 6, 2002, the Board of Trustees appointed BIAM (the “Sub-Adviser”) as sub-adviser to the International Equity Fund. On May 1, 2002, the shareowners of the International Equity Fund voted to approve the proposed new sub-advisory agreement with

BIAM, which went into effect on the same date (the “Sub-Advisory Agreement”). Prior to this date, T. Rowe Price International and its predecessor entities (“Price International”) had served as sub-adviser to the International Equity Fund since 1994.

For the services provided and expenses assumed under the Sub-Advisory Agreement, the Adviser pays BIAM a monthly management fee at an annual rate of 0.45% of the first $50 million of the average daily net assets of the International Equity Fund; 0.40% of the next $50 million of average daily net assets of the Fund; and 0.30% of the average daily net assets of the Fund in excess of $100 million.

BIAM is a wholly-owned subsidiary of the Bank of Ireland Group. Bank of Ireland Group is a publicly traded, diversified financial services group with business operations worldwide. It provides investment management services through a network of related companies, including BIAM, which serves primarily institutional clients in the United States and Canada. Bank of Ireland Group or its affiliates may have deposit, loan or other commercial or investment banking relationships with the issuers of securities which may be purchased by the International Equity Fund, including outstanding loans to such issuers which could be repaid in whole or in part with the proceeds of securities purchased by the International Equity Fund. Federal law prohibits BIAM from using material non-public information in its possession or in the possession of any of its affiliates when making investment decisions. In addition, in making investment decisions for the International Equity Fund, BIAM will not take into consideration whether an issuer of securities proposed for purchase or sale by the International Equity Fund is a customer of Bank of Ireland Group or its affiliates.

The address of BIAM’s office in the United States is 75 Holly Hill Lane, Greenwich, CT 06830; its head office is located at 40 Mespil Road, Dublin 4, Ireland. As of November 30, 2003, BIAM had more than $26 billion in assets under management in North America and, together with its affiliates, had approximately $63 billion in assets under management worldwide for individual and institutional accounts.

The Adviser has overall responsibility for developing and executing the Fund’s investment program, and for supervising BIAM’s activities under the Sub-Advisory Agreement.

Under the Sub-Advisory Agreement, BIAM will provide the International Equity Fund with investment advisory services. Specifically, BIAM will be responsible for supervising and directing the investments of the Fund on a day-to-day basis in accordance with the Fund’s investment objective, policies and restrictions as provided in the Prospectus and this Statement of Additional Information. BIAM will also be responsible for effecting all security transactions on behalf of the Fund, including the negotiation of commissions and the allocation of principal business and portfolio brokerage.

The Sub-Advisory Agreement also provides that BIAM and its directors, officers or employees will be liable to the Fund for losses resulting from bad faith, willful misconduct or gross negligence in the performance of its duties or for losses resulting from a breach of fiduciary duty with respect to the receipt of compensation for services.

For the fiscal year ended October 31, 2003, the Adviser paid BIAM sub-advisory fees $515,958. For the fiscal years ended October 31, 2002 and 2001, the Adviser paid Price International sub-advisory fees of $308,022 and $789,811, respectively.

Board Review of Investment Advisory Agreement and Sub-Advisory Agreement

The Board of Trustees oversees the Adviser’s and Sub-Adviser’s management and performance on a continuous basis throughout the year. At quarterly meetings and between these meetings, the Adviser and Sub-Adviser provide the Board with analyses of each of the Funds’ performance and other market and economic information relevant to the Funds. During its quarterly meetings, the Board meets with the portfolio managers and the Adviser’s Chief Investment Officer to discuss each of the Funds’ performance and investment information in detail.

The Board determines annually whether to renew the investment advisory and sub-advisory agreements. In considering whether to renew these agreements, the Board examines several factors, but does not identify any particular factor as determinative in its decision. These factors include, among other things, the nature, extent and quality of the advisory and sub-advisory services provided, the investment performance of the Funds as compared to their Lipper peer groups and benchmark indices and the nature of the fee arrangements, including breakpoints. The Board also reviews the extent to which the Adviser and Sub-Adviser have controlled the Funds’ expenses, waived fees and/or reimbursed expenses to control costs, and whether the Funds have realized or will realize economies of scale as the Funds grow. The Board also compares the Funds’ expense ratios against Lipper peer group averages. In addition, the Board considers the benefits derived by the Adviser from managing the Funds, including how the Adviser uses soft dollars and the ways in which the Adviser and Sub-Adviser conduct portfolio transactions for the Funds and select brokers.

At a meeting held on November 12, 2003, the Board, including all of the Independent Trustees, determined that it would be in the best interests of each Fund’s shareowners to renew the investment advisory agreement and the investment sub-advisory agreement.

Custodian and Transfer Agent

State Street Bank serves as Custodian of each Fund’s assets pursuant to a Custody Agreement under which it has agreed, among other things, to (i) maintain a separate account in the name of each Fund; (ii) hold and disburse portfolio securities on account of each Fund; (iii) collect and receive all income and other payments and distributions on account of each Fund’s portfolio investments; (iv) make periodic reports to The Commerce Funds concerning each Fund’s operations; (v) provide various accounting services to The Commerce Funds and to the

Administrator for the benefit of The Commerce Funds; and (vi) act as foreign custody manager pursuant to Rule 17f-5 of the 1940 Act with respect to the monitoring of the Funds’ assets held by eligible foreign sub-Custodians. The Custodian is authorized to select one or more banks or trust companies to serve as sub-Custodian on behalf of the Funds, provided that the Custodian shall remain liable for the performance of all of its duties under its Custody Agreement and will hold The Commerce Funds and Funds harmless from losses caused by the negligence or willful misconduct of any bank or trust company serving as sub-Custodian. State Street is located at 225 Franklin Street, Boston, Massachusetts 02110.

As compensation for custodial services provided, The Commerce Funds pay the Custodian fees of 1/100th of 1% of a Fund’s average monthly net assets up to $1 billion, 1/133rd of 1% of the next one billion of such assets and 1/200th of 1% of such assets in excess of two billion based on the aggregate average daily net assets of the Funds, plus a transaction charge for certain transactions and out-of-pocket expenses.

State Street Bank also serves as the Funds’ Transfer Agent and dividend disbursing agent. State Street has appointed Boston Financial Data Services, Inc. (“BFDS”), a joint venture between State Street and DST Systems, Inc., to act as the Funds’ Transfer Agent, as permitted in the Transfer Agency Agreement, provided that State Street Bank shall remain liable for the performance of all of its duties and will hold The Commerce Funds and Fund or Funds harmless from losses caused by the negligence or willful misconduct of any appointee. Under the Transfer Agency Agreement, BFDS will, among other things, (i) receive purchase orders and redemption requests for shares of the Funds; (ii) issue and redeem shares of the Funds; (iii) effect transfers of shares of the Funds; (iv) prepare and transmit payments for dividends and distributions declared by the Funds; (v) maintain records of accounts for the Funds, shareowners and advise each shareholder to the foregoing; (vi) record the issuance of shares of each Fund and maintain a record of and provide the Fund on a regular basis with the total number of shares of each Fund which are authorized, issued and outstanding; (vii) perform the customary services of a Transfer Agent, a dividend disbursing agent and Custodian of certain retirement plans and, as relevant, agent in connection with accumulation, open account or similar plans; and (viii) provide a system enabling the Funds to monitor the total number of shares sold in each state.

Administrator

Goldman Sachs Asset Management (“GSAM”) is the Administrator for the Funds. GSAM is located at 32 Old Slip, New York, New York 10005. GSAM is a unit of the Investment Management Division of Goldman, Sachs & Co., the Distributor of the Funds. Under the Administration Agreement with The Commerce Funds, GSAM administers the business affairs of The Commerce Funds, subject to the supervision of the Board of Trustees, and in connection therewith, furnishes The Commerce Funds with office facilities and is responsible for ordinary clerical, recordkeeping and bookkeeping services required to be maintained by The Commerce Funds (excluding those maintained by The Commerce Funds’ Custodian, Transfer Agent, Adviser and any Sub-Adviser), preparation and filing of documents required to comply with federal and state securities laws, supervising the activities of the Custodian and Transfer Agent, providing assistance in connection with meetings of the Board of

Trustees and shareowners and other administrative services necessary to conduct the business of The Commerce Funds. For these services and facilities, GSAM is entitled to receive a monthly fee from each Fund at an annual rate of 0.15% of its average daily net assets. For the fiscal year ended October 31, 2003, GSAM received administration fees at the annual rate of 0.15% of the average daily net assets of each Fund and waived fees in the amount of 0.02% for each Fund other than the Asset Allocation Fund, for which it waived fees in the amount of 0.07%. For the fiscal years ended October 31, 2003, 2002 and 2001, the fees paid by the Funds for administration services were as follows:

	Fiscal year ended October 31, 2003	Fiscal year ended October 31, 2002	Fiscal year ended October 31, 2001
Short-Term Government Fund	$349,525	$214,064	$147,977
Bond Fund	$1,030,702	$1,108,015	$893,170
Asset Allocation Fund*	$29,424	$90	N/A
Value Fund	$165,778	$167,291	$161,531
Growth Fund	$279,913	$317,967	$442,734
MidCap Growth Fund	$102,607	$125,696	$205,745
International Equity Fund	$195,479	$159,341	$206,464
National Tax-Free Intermediate Bond Fund	$259,152	$260,160	$210,004
Missouri Tax-Free Intermediate Bond Fund	$268,197	$231,541	$159,878
Kansas Tax-Free Intermediate Bond Fund**	$102,895	$83,373	$43,518
Core Equity Fund**	$368,850	$431,946	$357,629

*	The Asset Allocation Fund commenced operations on September 27, 2002.

**	The Core Equity Fund and the Kansas Tax-Free Intermediate Bond Fund commenced operations on December 26, 2000.

During the years ended October 31, 2003, 2002 and 2001, GSAM waived administration fees as follows:

	Fiscal year ended October 31, 2003	Fiscal year ended October 31, 2002	Fiscal year ended October 31, 2001
Short-Term Government Fund	$46,603	$28,542	$19,731
Bond Fund	$137,427	$147,736	$119,090
Asset Allocation Fund*	$13,731	$42	N/A
Value Fund	$22,104	$22,305	$21,538
Growth Fund	$37,322	$42,396	$59,031
MidCap Growth Fund	$13,681	$16,759	$27,433
International Equity Fund	$26,064	$21,245	$27,528
National Tax-Free Intermediate Bond Fund	$34,554	$34,688	$28,002
Missouri Tax-Free Intermediate Bond Fund	$35,759	$30,872	$21,319
Kansas Tax-Free Intermediate Bond Fund**	$13,719	$11,116	$5,802
Core Equity Fund**	$49,180	$57,593	$47,684

*	The Asset Allocation Fund commenced operations on September 27, 2002.

**	The Core Equity Fund and the Kansas Tax-Free Intermediate Bond Fund commenced operations on December 26, 2000.

Distributor

The Commerce Funds’ shares are offered on a continuous basis through Goldman, Sachs & Co. (“Goldman”), which acts as Distributor under the Distribution Agreement for The Commerce Funds. Goldman is located at 85 Broad Street, New York, New York 10004. Goldman, Sachs & Co. may receive a portion of the sales load imposed on the sale of shares of the Funds and has advised The Commerce Funds that it has retained approximately $6,000 of such sales loads for the fiscal year ended October 31, 2003.

THE DISTRIBUTION PLAN AND THE SHAREHOLDER ADMINISTRATIVE SERVICES PLANS

The Distributor is entitled to payment on a monthly basis at an annual rate not exceeding 0.25% of the average daily net assets of Service Shares from the Trust for distribution expenses incurred pursuant to the Distribution Plan (the “12b-1 Plan”) adopted on behalf of the Service Shares. Under the 12b-1 Plan, the Trust may pay the Distributor (or any other person) for: (i) direct out-of-pocket promotional expenses incurred by the Distributor in advertising and marketing Service Shares; (ii) expenses incurred in connection with preparing, printing, mailing, and distributing or publishing advertisements and sales literature for Service Shares; (iii)

expenses incurred in connection with printing and mailing prospectuses and statements of additional information to other than current Service Class shareowners; (iv) periodic payments or commissions to one or more securities dealers, brokers, financial institutions or other industry professionals, such as investment advisers, accountants, and estate planning firms with respect to a Fund’s Service Shares beneficially owned by customers for whom the distribution organization is the recordholder of record of such Service Shares; or (v) for such other services as may be construed, by any court or governmental agency or commission, including the SEC, to constitute distribution services under the 1940 Act or rules and regulations thereunder.

During the fiscal years ended October 31, 2003, 2002 and 2001, the fees paid by the Funds for services under the Funds’ 12b-1 plan were as follows:

	Fiscal year ended October 31, 2003	Fiscal year ended October 31, 2002	Fiscal year ended October 31, 2001
Short-Term Government Fund	$6,593	$4,660	$3,253
Bond Fund	$3,151	$3,271	$3,070
Asset Allocation Fund*	$1,071	$10	N/A
Value Fund	$1,377	$1,963	$2,524
Growth Fund	$12,462	$16,059	$25,425
MidCap Growth Fund	$3,046	$3,991	$7,952
International Equity Fund	$927	$1,206	$1,636
National Tax-Free Intermediate Bond Fund	$23	$50	$30
Missouri Tax-Free Intermediate Bond Fund	$2,753	$1,180	$175
Kansas Tax-Free Intermediate Bond Fund**	$5,655	$4,979	N/A
Core Equity Fund**	$126	$107	$32

*	The Asset Allocation Fund commenced operations on September 27, 2002.

**	The Core Equity Fund and the Kansas Tax-Free Intermediate Bond Fund commenced operations on December 26, 2000.

All payments under the 12b-1 Plan were made to broker/dealers.

The Commerce Funds may enter into Servicing Agreements with Service Organizations, which may include the Adviser and its affiliates, pursuant to the Shareholder Administrative Services Plans for Institutional Shares and Service Shares (the “Services Plans”).

The Servicing Agreements provide that the Service Organizations will render shareholder administrative support services to their customers who are the beneficial owners of Institutional and Service Shares of the Funds in consideration for a Fund’s payment of up to 0.25% (on an annualized basis) of the average daily net asset value of the shares of the Fund beneficially owned by such customers and held by the Service Organizations. At The Commerce Funds’ option, it may reimburse the Service Organizations’ out-of-pocket expenses as well. Such services may include: (i) processing dividend and distribution payments from a Fund; (ii) providing information periodically to customers showing their share positions in Institutional and Service Shares; (iii) arranging for bank wires; (iv) responding to customer inquiries concerning their investments in shares; (v) providing subaccounting with respect to shares beneficially owned by customers or the information necessary for such subaccounting; (vi) if required by law, forwarding shareholder communications; (vii) processing share exchange and redemption requests from customers; (viii) assisting customers in changing dividend options, account designations and addresses; (ix) establishing and maintaining accounts and records relating to customers that invest in shares; (x) responding to customer inquiries relating to the services performed by the Service Organization; and (xi) other similar services requested by the Commerce Funds. Service Organizations may be requested to provide marketing assistance (e.g., forwarding sales literature and advertising to their customers) in connection with the distribution of Fund shares. For the fiscal years ended October 31, 2003, 2002 and 2001, the fees paid by the Funds for shareholder services were as follows:

	Fiscal year ended October 31, 2003	Fiscal year ended October 31, 2002	Fiscal year ended October 31, 2001
Short-Term Government Fund	$128,453	$33,099	$25,797
Bond Fund	$330,538	$163,265	$145,834
Asset Allocation Fund*	$27,523	N/A	N/A
Value Fund	$71,195	$29,285	$42,848
Growth Fund	$190,665	$184,675	$241,769
MidCap Growth Fund	$52,877	$58,465	$86,634
International Equity Fund	$74,087	$31,570	$39,888
National Tax-Free Intermediate Bond Fund	$80,683	$1,525	$12
Missouri Tax-Free Intermediate Bond Fund	$86,935	$820	$334
Kansas Tax-Free Intermediate Bond Fund**	$35,602	$422	$541
Core Equity Fund**	$139,902	$25,666	$200

*	The Asset Allocation Fund commenced operations on September 27, 2002.

**	The Core Equity Fund and the Kansas Tax-Free Intermediate Bond Fund commenced operations on December 26, 2000.

The Services Plans are subject to annual reapproval by a majority of the Trust’s Board of Trustees, including a majority of the Independent Trustees and is terminable without penalty at any time with respect to any Fund by a vote of a majority of the Independent Trustees or by vote of the holders of a majority of the outstanding shares of each Class of the Fund involved. Any agreement entered into pursuant to the Services Plans with a Service Organization is terminable with respect to any Fund without penalty, at any time, by vote of a majority of the Independent Trustees, by vote of the holders of a majority of the outstanding shares of each Class of such Fund, or by the Service Organizations. Each agreement will also terminate automatically in the event of its assignment.

The Trust’s Board of Trustees has concluded that there is a reasonable likelihood that the 12b-1 Plan and Services Plans will benefit the Funds and their shareowners.

PORTFOLIO TRANSACTIONS

Brokerage Transactions and Commissions

Transactions on U.S. stock exchanges involve the payment of negotiated brokerage commissions. On exchanges on which commissions are negotiated, the cost of Commerce transactions may vary among different brokers. Transactions in the over-the-counter market are generally principal transactions with dealers and the costs of such transactions involve dealer spreads rather than brokerage commissions. With respect to over-the-counter transactions, the Adviser will normally deal directly with the dealers who make a market in the securities involved except in those circumstances where better prices and execution are available elsewhere or as described below. Unlike transactions on U.S. stock exchanges, which involve the payment of negotiated brokerage commissions, transactions in foreign securities generally involve the payment of fixed brokerage commissions, which are generally higher than those in the United States.

Debt securities purchased and sold by the Funds are generally traded in the over-the-counter market on a net basis (i.e., without commission) through dealers, or otherwise involve transactions directly with the issuer of an instrument. The cost of securities purchased from underwriters includes an underwriting commission or concession, and the prices at which securities are purchased from and sold to dealers include a dealer’s mark-up or mark-down.

The Advisory Agreements for the Funds provide that, in executing portfolio transactions and selecting brokers or dealers, the Adviser will use reasonable efforts to seek the best overall terms available on behalf of each Fund. In assessing the best overall terms available for any transaction, the Adviser will consider all factors it deems relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer, and the reasonableness of the commission, if any, both for the specific transaction and on a continuing basis. In addition, the Agreements authorize the Adviser, subject to the prior approval of the Board of Trustees, to cause the Funds to pay a broker/dealer furnishing brokerage and research services a higher commission than that which might be charged by another broker-dealer for effecting the same transaction, provided that it determines in good faith that such commission is reasonable in relation to the value of the brokerage and research services provided by such broker/dealer, viewed in terms of either that particular transaction or the overall responsibilities of the Adviser to the particular Fund and to The Commerce Funds. Such brokerage and research services might consist of reports and statistics of specific companies or industries, general summaries of groups of stocks or bonds and their comparative earnings and yields, broad overviews of the stock, bond and government securities markets and the economy, and advice as to the value of securities, as well as the advisability of investing in, purchasing or selling securities and the availability of securities or purchasers or sellers of securities.

Supplementary research information so received is in addition to, and not in lieu of, services required to be performed by the Adviser and does not reduce the advisory fees payable by the Funds. The Board of Trustees will periodically review the commissions paid by the Funds to consider whether the commissions paid over representative periods of time appear to be reasonable in relation to the benefits inuring to the Funds. It is possible that certain supplementary research or other services received will primarily benefit one or more other investment companies or other accounts for which investment discretion is exercised. Conversely, a Fund may be the primary beneficiary of the research or services received as a result of portfolio transactions effected for such other account or investment company.

During the fiscal year ended October 31, 2003, the following brokers effected brokerage transactions on behalf of the Funds and provided research services in connection with such brokerage transactions:

Fund	Amount of Transaction	Amount of Commission Paid	Broker/ Dealer
Value Fund	$1,912,895	$3,806	Bear Sterns & Co.
	$915,194	$1,518	CIBC World Markets
	$2,226,717	$30,437	CitiGroup Global Markets
	$1,277,412	$2,350	Fulcrum Global Partners
	$3,028,470	$6,160	Jeffries & Co.
	$13,402,244	$19,474	Lehman Brothers
	$38,153,693	$50,475	Merrill, Lynch, Pierce, Fenner
	$26,547,435	$37,385	Prudential
	$360,829	$1,335	UBS Securities

Fund	Amount of Transaction	Amount of Commission Paid	Broker/ Dealer
Growth Fund	$25,939,483	$48,013	Bear Sterns & Co.
	$21,173,973	$39,780	CitiGroup Global Markets
	$2,009,958	$2,165	Fulcrum Global Partners
	$5,286,891	$8,162	Jeffries & Co.
	$33,605,470	$60,572	Lehman Brothers
	$29,740,292	$44,325	Merrill, Lynch, Pierce, Fenner
	$15,843,782	$25,174	Prudential
	$1,204,644	$1,224	UBS Securities

MidCap Growth Fund	$12,169,744	$24,819	Bear Sterns & Co.
	$11,616,361	$18,566	CitiGroup Global Markets
	$1,181,672	$2,845	Fulcrum Global Partners
	$2,806,523	$3,683	Jeffries & Co.
	$37,266,723	$63,133	Lehman Brothers
	$2,378,412	$3,734	Merrill, Lynch, Pierce, Fenner
	$15,557,283	$15,778	Prudential

Core Equity Fund	$27,780,182	$31,488	Bear Sterns & Co.
	$15,300,116	$25,711	CitiGroup Global Markets
	$4,429,584	$7,779	Jeffries & Co.
	$24,085,669	$34,736	Lehman Brothers
	$8,437,645	$10,648	Merrill, Lynch, Pierce, Fenner
	$54,737,712	$80,772	Prudential

A Fund’s portfolio securities will not be purchased from or sold to (and savings deposits will not be made in and repurchase and reverse repurchase agreements will not be entered into with) the Adviser, Sub-Adviser, Goldman or any affiliated person (as such term is defined in the 1940 Act) thereof acting as principal or broker, except to the extent permitted by the SEC. However, The Commerce Funds’ Board of Trustees has authorized the Adviser to allocate purchase and sale orders for portfolio securities to broker/dealers and other financial institutions including, in the case of agency transactions, institutions which are affiliated with the Adviser, to take into account the sale of Fund shares if the Adviser believes that the quality of the transaction and the amount of the commission are comparable to what they would be with other qualified brokerage firms, provided such transactions comply with the requirements of Rule 17e-1 under the 1940 Act. In addition, the Funds will not purchase securities during the existence of any underwriting or selling group relating thereto of which the Adviser, Goldman, or any affiliated person thereof is a member, except to the extent permitted by the SEC. Under certain circumstances, the Funds may be at a disadvantage when compared to other investment companies that have similar investment objectives but that are not subject to such limitations.

Investment decisions for each Fund are made independently from those made for the other Funds and from those made for other investment companies and accounts advised or managed by the Adviser. Such other investment companies and accounts may also invest in the same securities as the Funds. When a purchase or sale of the same security is made at substantially the same time on behalf of any Fund and another investment company or account, that transaction will be aggregated (where not inconsistent with the policies set forth in the Prospectuses) and allocated as to amount in a manner which the Adviser believes to be equitable and consistent with its fiduciary obligations to the Fund involved and such other investment company or account. In some instances, this investment procedure may adversely affect the price paid or received by a Fund or the size of the position obtained by a Fund.

The Commerce Funds are required to identify any securities of their “regular brokers or dealers” acquired by the Funds during the most recent fiscal year. During the fiscal year ended October 31, 2003, the Funds held securities of their regular broker/dealers as follows:

Fund	Broker/Dealer	Aggregate Amount Of Securities Held (000’s omitted)
Core Equity Fund	Citigroup, Inc.	$8,025
	Lehman Brothers, Inc.	$4,870
	Merrill Lynch & Co., Inc.	$3,986
	Wachovia Securities Inc.	$2,661
Growth Fund	Citigroup, Inc.	$2,176
Value Fund	Lehman Brothers, Inc.	$1,685
	Wachovia Securities, Inc.	$706
	Citigroup, Inc.	$5,601
	Merrill Lynch & Co., Inc.	$2,936
Bond Fund	Morgan Stanley	$22,315
	UBS AG	$6,110
	Bear Stearns & Co., Inc.	$4,572
	Merrill Lynch & Co., Inc.	$1,017

During the fiscal year ended October 31, 2003, the Funds entered into repurchase agreement transactions with State Street Bank and Trust Company, which was one of the broker/dealers that engaged as principal in the largest dollar amount of portfolio transactions with the Funds. At October 31, 2003, the value of each Fund’s outstanding repurchase agreement transactions with State Street Bank and Trust Company was as follows:

Short-Term Government Fund	$6,422,000
Bond Fund	$39,641,000
Value Fund	$1,437,000
Growth Fund	N/A
MidCap Growth Fund	$867,000
Core Equity Fund	$1,403,000
International Equity Fund	$1,932,000
Asset Allocation Fund	N/A
National Tax-Free Intermediate Bond Fund	$2,415,000
Missouri Tax-Free Intermediate Bond Fund	$118,000
Kansas Tax-Free Intermediate Bond Fund	$544,000

For the fiscal years ended October 31, 2003, 2002 and 2001, the Growth, MidCap Growth, Value, Core Equity and International Equity Funds paid brokerage commissions as follows:

	Total Brokerage Commissions Paid	Total Brokerage Commissions Paid to Affiliated Persons	Total Amount of Transactions on Which Commissions Were Paid	Total Brokerage Commissions Paid to Brokers Who Provided Research
Fiscal year ended October 31, 2003

Growth Fund	$363,186	N/A	$223,591,970	$229,415
MidCap Growth Fund	$201,018	N/A	$123,689,112	$132,558
Value Fund	$242,013	N/A	$173,439,464	$152,940
Core Equity Fund	$291,795	N/A	$219,151,524	$191,134
International Equity Fund	$93,789	$5,788	$76,461,916	N/A

Fiscal year ended October 31, 2002:

Growth Fund	$304,844	N/A	$248,359,929	$167,057
MidCap Growth Fund	$219,458	N/A	$166,734,879	$185,094
Value Fund	$212,202	N/A	$155,901,010	$203,315
Core Equity Fund	$213,322	N/A	$143,731,418	$119,207
International Equity Fund	$213,231	$48,094	$34,773,351	N/A

Fiscal year ended October 31, 2001:

Growth Fund	$282,170	$14,729	$2,359,346,604	$146,322
MidCap Growth Fund	$239,107	6,891	$1,048,724,315	$116,884
Value Fund	$179,049	N/A	$693,361,740	$102,056
Core Equity Fund*	$167,092	N/A	$1,387,479,902	$120,114
International Equity Fund	$173,530	$12,273	$959,950,740	N/A

*	The Core Equity Fund commenced operations on December 26, 2000.

For the fiscal years ended October 31, 2003, 2002 and 2001, the following affiliated persons received brokerage commissions on behalf of the International Equity Fund:

Broker Name	Commissions Paid to Affiliated Persons	% of Total Commissions Paid to Affiliated Persons in Most Recent Fiscal Year	Total Amount of Transactions on Which Commissions Were Paid to Affiliated Persons	% of Total Amount of Transactions on Which Commissions Were Paid to Affiliated Persons
Year Ended October 31, 2003

Goldman, Sachs & Co.	$53	0.01%	$35,408	0.05%
Goldman Sachs International, Ltd.	$5,735	6.12%	$4,628,802	6.05%

Year Ended October 31, 2002

Goldman, Sachs & Co.	$8,929	4.18%	$4,658,044	13.40%
Goldman Sachs International, Ltd.	$39,165	18.37%	$7,263,428	20.89%

Year Ended October 31, 2001

Goldman, Sachs & Co.	$2,246	1.29%	$1,124,433	0.12%
Goldman Sachs International, Ltd.	$10,527	6.07%	$6,088,137	0.63%

Goldman, Sachs & Co. is the Distributor for The Commerce Funds. Goldman Sachs International, Ltd. is an affiliate of the Distributor.

INDEPENDENT AUDITORS

KPMG LLP serves as independent auditors for The Commerce Funds.

COUNSEL

Drinker Biddle & Reath LLP, (of which Mr. McConnel, Secretary of The Commerce Funds, and Ms. McCarthy, Assistant Secretary of The Commerce Funds, are partners), One Logan Square, 18th and Cherry Streets, Philadelphia, Pennsylvania 19103-6996, are counsel to The Commerce Funds.

ADDITIONAL INFORMATION ON PERFORMANCE

From time to time, yield and total return of the Funds for various periods may be quoted in advertisements, shareholder reports or other communications to shareowners. The performance of each Fund may also be compared to those of other mutual funds with similar investment objectives and to stock, bond and other relevant indices or to rankings prepared by independent services or other financial or industry publications that monitor the performance of mutual funds.

Yield Calculations. A Fund’s yield is calculated by dividing its net investment income per share (as described below) earned during a 30-day period by the maximum offering price per share on the last day of the period and annualizing the result on a semi-annual basis by adding one to the quotient, raising the sum to the power of six, subtracting one from the result and then doubling the difference. A Fund’s net investment income per share earned during the period may be different than that determined for accounting purposes and is based on the average daily number of shares outstanding during the period entitled to receive dividends and includes dividends and interest earned during the period minus expenses accrued for the period, net of reimbursements. This calculation can be expressed as follows:

Yield = 2 [(a-b + 1)6 – 1]

                 cd

Where: a =	dividends and interest earned during the period.
	b =	expenses accrued for the period (net of reimbursements).
	c =	the average daily number of shares outstanding during the period that were entitled to receive dividends.
	d =	maximum offering price per share on the last day of the period.

For the purpose of determining net investment income earned during the period (variable “a” in the formula), dividend income on equity securities held by a Fund is recognized by accruing 1/360 of the stated dividend rate of the security each day that the security is held in its portfolio. A Fund calculates interest earned on any debt obligations held in its portfolio by computing the yield to maturity of each obligation held by it based on the market value of the obligation (including actual accrued interest) at the close of business on the last business day of each month, or, with respect to obligations purchased during the month, the purchase price (plus actual accrued interest), and dividing the result by 360 and multiplying the quotient by the market value of the obligation (including actual accrued interest) in order to determine the interest income on the obligation for each day of the subsequent month that the obligation is in the portfolio. For purposes of this calculation, it is assumed that each month contains 30 days. The maturity of an obligation with a call provision is the next call date on which the obligation reasonably may be expected to be called or, if none, the maturity date. With respect to debt obligations purchased at a discount or premium, the formula generally calls for amortization of the discount or premium. The amortization schedule will be adjusted monthly to reflect changes in the market values of such debt obligations.

With respect to mortgage-related obligations which are expected to be subject to monthly payments of principal and interest (“pay downs”), (a) gain or loss attributable to actual monthly pay downs are accounted for as an increase or decrease to interest income during the period; and (b) a Fund may elect either (i) to amortize the discount and premium on the remaining security, based on the cost of the security, to the weighted average maturity date, if such information is available, or to the remaining term of the security, if any, if the weighted average maturity date is not available, or (ii) not to amortize discount or premium on the remaining security.

Undeclared earned income may be subtracted from the maximum offering price per share (variable “d” in the formula). Undeclared earned income is the net investment income that, at the end of the 30-day base period, has not been declared as a dividend, but is reasonably expected to be and is declared as a dividend shortly thereafter.

The Commerce Funds do not calculate a 30-day yield for the Value, Growth, MidCap Growth, Core Equity, Asset Allocation and International Equity Funds. Based on the foregoing calculations, for the 30-day period ended October 31, 2003, the yields for the Short-Term Government, Bond, National Tax-Free Intermediate Bond, Missouri Tax-Free Intermediate Bond and Kansas Tax-Free Intermediate Bond Funds, were as follows:

	Yield Assuming Maximum Sales Load and With Fee Waivers and Reimbursements	Yield Assuming Maximum Sales Load and Without Fee Waivers or Reimbursements

Short-Term Government Fund
Institutional Shares	2.41%	2.29%
Service Shares	2.12%	2.00%

Bond Fund
Institutional Shares	4.61%	4.59%
Service Shares	4.20%	4.18%

National Tax-Free Intermediate Bond Fund
Institutional Shares	2.98%	2.92%
Service Shares	2.69%	2.63%

Missouri Tax-Free Intermediate Bond Fund
Institutional Shares	2.94%	2.79%
Service Shares	2.63%	2.49%

Kansas Tax-Free Intermediate Bond Fund
Institutional Shares	2.87%	2.66%
Service Shares	2.56%	2.35%

The Distribution Rate for a specified period is calculated by dividing the total distribution per unit by the maximum offering price or net asset value on the last day of the period and then annualizing such amount. For the 30-day period ended October 31, 2003, the Distribution Rates for the Short-Term Government, Bond, National Tax-Free Intermediate Bond, Missouri Tax-Free Intermediate Bond and Kansas Tax-Free Intermediate Bond Funds, were as follows:

	Rate Assuming Maximum Sales Load and With Fee Waivers and Reimbursements	Rate Assuming Maximum Sales Load and Without Fee Waivers and Reimbursements	Rate Assuming No Sales Load and With Fee Waivers and Reimbursements	Rate Assuming No Sales Load and Without Fee Waivers and Reimbursements

Short-Term Government Fund
Institutional Shares	3.99%	3.87%	3.99%	3.87%
Service Shares	3.66%	3.54%	3.74%	3.54%

Bond Fund
Institutional Shares	5.07%	5.05%	5.07%	5.05%
Service Shares	4.65%	4.63%	4.82%	4.63%

National Tax-Free Intermediate Bond Fund
Institutional Shares	3.53%	3.47%	3.53%	3.47%
Service Shares	3.25%	3.19%	3.32%	3.19%

Missouri Tax-Free Intermediate Bond Fund
Institutional Shares	3.53%	3.39%	3.53%	3.39%
Service Shares	3.21%	3.07%	3.28%	3.07%

Kansas Tax-Free Intermediate Bond Fund
Institutional Shares	3.45%	3.24%	3.45%	3.24%
Service Shares	3.14%	2.93%	3.20%	2.93%

A tax-exempt Fund’s “tax-equivalent” yield is computed as follows: (a) by dividing the portion of the Fund’s yield (calculated as above) that is exempt from both federal and state income taxes by one minus a stated combined federal and state income tax rate; (b) dividing the portion of the Fund’s yield (calculated as above) that is exempt from federal income tax by one minus a stated federal income tax rate; and (c) adding the quotient to that portion, if any, of the Fund’s yield that is not exempt from federal income tax.

The tax-equivalent yields for the 30-day period ended October 31, 2003 for the National Tax-Free Intermediate Bond Fund, Missouri Tax-Free Intermediate Bond Fund and Kansas Tax-Free Intermediate Bond Fund, with and without fee waivers (assuming a 35% federal tax rate for each Fund, a 6.0% Missouri tax rate for the Missouri Tax-Free Intermediate Bond Fund and a 6.45% Kansas tax rate for the Kansas Tax-Free Intermediate Bond Fund) were as follows:

	Yield Assuming Maximum Sales Load and With Fee Waivers and Reimbursements	Yield Assuming Maximum Sales Load and Without Fee Waivers or Reimbursements
National Tax-Free Intermediate Bond Fund
Institutional Shares	4.58%	4.49%
Service Shares	4.14%	4.05%
Missouri Tax-Free Intermediate Bond Fund
Institutional Shares	4.97%	4.73%
Service Shares	4.46%	4.22%
Kansas Tax-Free Intermediate Bond Fund
Institutional Shares	4.90%	4.54%
Service Shares	4.37%	4.01%

The foregoing calculations are made assuming that (1) all dividends and capital gain distributions are reinvested on the reinvestment dates at the price per share existing on the reinvestment date, and (2) all recurring fees charged to all shareowner accounts are included. The ending redeemable value (variable “ERV” in the formula) is determined by assuming completed redemption of the hypothetical investment after deduction of all nonrecurring charges at the end of the measuring period. In addition, the Funds’ yields and distribution rates will reflect the deduction of the maximum sales load charged in connection with purchases of shares. The yield and distribution rate calculations do not include fees that may be imposed by institutions on their customers. If the foregoing fees had been included in the yields and distribution rates reported above, performance of these Funds would have been lower. For current yield information, please contact The Commerce Funds at the telephone number on the cover page of this Statement of Additional Information.

Total Return Calculations. Each Fund computes its “average annual total return” by determining the average annual compounded rates of return during specified periods that equate the initial amount invested to the ending redeemable value of such investment. This is done by dividing the ending redeemable value of a hypothetical $1,000 initial payment by $1,000 and raising the quotient to a power equal to one divided by the number of years (or fractional portion thereof) covered by the computation and subtracting one from the result. This calculation can be expressed as follows:

P (1 + T) n = ERV

Where: P =	hypothetical initial payment of $1,000.
	T =	average annual total return.
	n =	number of years.
	ERV =	ending redeemable value at the end of the period covered by the computation of a hypothetical $1,000 payment made at the beginning of the 1, 5 or 10 year periods at the end of the 1, 5 or 10 year periods (or fraction thereof).

The Funds compute their “aggregate total return” by determining the aggregate rates of return during specified periods that likewise equate the initial amount invested to the ending redeemable value of such investment. The formula for calculating aggregate total return is as follows:

T = (ERV - 1

        P)

The calculations of average annual total return and aggregate total return assume the reinvestment of all dividends and capital gain distributions on the reinvestment dates during the period and include all recurring fees charged to all shareholder accounts, assuming an account size equal to the Fund’s mean (or median) account size for any fees that vary with the size of the account. The maximum sales load and other charges deducted from payments are deducted from the initial $1,000 payment (variable “P” in the formula). The ending redeemable value (variable “ERV” in each formula) is determined by assuming complete redemption of the hypothetical investment and the deduction of all nonrecurring charges at the end of the period covered by the computations.

Based on the foregoing calculations, the average annual total returns for the Funds were as follows:

	Return Assuming Maximum Sales Load and/or With Fee Waivers and Reimbursements	Return Assuming Maximum Sales Load and/or Without Fee Waivers and Reimbursements	Return Assuming No Sales Load and With Fee Waivers and Reimbursements	Return Assuming No Sales Load and Without Fee Waivers and Reimbursements

Average Annual Return (before taxes) for the period from commencement of operations through October 31, 2003.

Short-Term Government Fund Institutional Shares(1) Service Shares(2)	N/A 5.19%	N/A 4.94%	6.23% 5.50%	5.93% 5.24%

Value Fund(3) Institutional Shares Service Shares	N/A 3.23%	N/A 3.14%	4.04% 3.78%	3.95% 3.69%

Bond Fund Institutional Shares(1) Service Shares(2)	N/A 5.44%	N/A 5.43%	7.13% 5.99%	7.12% 5.98%

Growth Fund Institutional Shares(1) Service Shares(2)	N/A 2.61%	N/A 2.60%	9.48% 3.15%	9.47% 3.14%

MidCap Growth Fund Institutional Shares(1) Service Shares(2)	N/A 1.96%	N/A 1.95%	8.02% 2.49%	8.01% 2.48%

International Equity Fund Institutional Shares(1) Service Shares(2)	N/A -1.63%	N/A -2.20%	1.74% -1.11%	1.07% -1.68%

National Tax-Free Intermediate Bond Fund Institutional Shares(4) Service Shares(5)	N/A 5.04%	N/A 4.91%	5.52% 5.78%	5.18% 5.66%

Missouri Tax-Free Intermediate Bond Fund Institutional Shares(4) Service Shares(5)	N/A 4.86%	N/A 4.70%	5.39% 5.62%	4.92% 5.45%

Kansas Tax-Free Intermediate Bond Fund(5) Institutional Shares Service Shares	N/A 5.12%	N/A 4.79%	6.13% 5.87%	5.80% 5.54%

Core Equity Fund(5) Institutional Shares Service Shares	N/A -8.23%	N/A -8.24%	-6.87% -7.08%	-6.88% -7.09%

Asset Allocation Fund(6) Institutional Shares Service Shares	N/A 10.33%	N/A 1.91%	14.26% 13.96%	5.83% 5.54%

(1)	Commenced operations on December 12, 1994.

(2)	Commenced operations on January 2, 1997.

(3)	Commenced operations on March 3, 1997.

(4)	Commenced operations on February 21, 1995.

(5)	Commenced operations on December 26, 2000.

(6)	Commenced operations on September 27, 2002.

	Return Assuming Maximum Sales Load and/or With Fee Waivers and Reimbursements	Return Assuming Maximum Sales Load and/or Without Fee Waivers and Reimbursements	Return Assuming No Sales Load and With Fee Waivers and Reimbursements	Return Assuming No Sales Load and Without Fee Waivers and Reimbursements

Average Annual Return (before taxes) for the five-year period from October 31, 1998 through October 31, 2003.

Short-Term Government Fund Institutional Shares Service Shares	N/A 4.40%	N/A 4.20%	5.08% 4.82%	4.88% 4.62%

Value Fund Institutional Shares Service Shares	N/A 0.23%	N/A 0.22%	1.21% 0.95%	1.20% 0.93%

Bond Fund Institutional Shares Service Shares	N/A 4.33%	N/A 4.32%	5.34% 5.08%	5.33% 5.07%

Growth Fund Institutional Shares Service Shares	N/A -3.29%	N/A -3.30%	-2.35% -2.60%	-2.37% -2.61%

MidCap Growth Fund Institutional Shares Service Shares	N/A -0.87%	N/A -0.88%	0.09% -0.16%	0.08% -0.17%

International Equity Fund Institutional Shares Service Shares	N/A -3.82%	N/A -4.41%	-2.89% -3.14%	-3.47% -3.72%

National Tax-Free Intermediate Bond Fund Institutional Shares Service Shares(1)	N/A N/A	N/A N/A	5.11% N/A	4.95% N/A

Missouri Tax-Free Intermediate Bond Fund Institutional Shares Service Shares(1)	N/A N/A	N/A N/A	5.00% N/A	4.79% N/A

	Return Assuming Maximum Sales Load and/or With Fee Waivers and Reimbursements	Return Assuming Maximum Sales Load and/or Without Fee Waivers and Reimbursements	Return Assuming No Sales Load and With Fee Waivers and Reimbursements	Return Assuming No Sales Load and Without Fee Waivers and Reimbursements

Kansas Tax-Free Intermediate Bond Fund(1) Institutional Shares Service Shares	N/A N/A	N/A N/A	N/A N/A	N/A N/A

Core Equity Fund(1) Institutional Shares Service Shares	N/A N/A	N/A N/A	N/A N/A	N/A N/A

Asset Allocation Fund(2) Institutional Shares Service Shares	N/A N/A	N/A N/A	N/A N/A	N/A N/A

(1)	Commenced operations on December 26, 2000.

(2)	Commenced operations on September 27, 2002.

	Return Assuming Maximum Sales Load and With Fee Waivers and Reimbursements	Return Assuming Maximum Sales Load and Without Fee Waivers and Reimbursements	Return Assuming No Sales Load and With Fee Waivers and Reimbursements	Return Assuming No Sales Load and Without Fee Waivers and Reimbursements

Average Annual Total Returns (before taxes) for the one-year period ended October 31, 2003.

Short-Term Government Fund Institutional Shares Service Shares	N/A -0.81%	N/A -0.94%	1.52% 1.22%	1.40% 1.09%

Bond Fund Institutional Shares Service Shares	N/A -0.15%	N/A -0.17%	3.71% 3.45%	3.69% 3.43%

Growth Fund Institutional Shares Service Shares	N/A 12.57%	N/A 12.55%	17.01% 16.68%	16.99% 16.65%

MidCap Growth Fund Institutional Shares Services Shares	N/A 23.24%	N/A 23.22%	28.04% 27.73%	28.01% 27.71%

International Equity Fund Institutional Shares Service Shares	N/A 11.46%	N/A 10.63%	15.87% 15.47%	15.04% 14.64%

Value Fund Institutional Shares Service Shares	N/A 12.87%	N/A 12.85%	17.29% 16.99%	17.27% 16.97%

National Tax-Free Intermediate Bond Fund Institutional Shares Service Shares	N/A 2.55%	N/A 2.43%	4.88% 4.64%	4.76% 4.51%

Missouri Tax-Free Intermediate Bond Fund Institutional Shares Service Shares	N/A 2.22%	N/A 2.05%	4.50% 4.29%	4.33% 4.13%

Kansas Tax-Free Intermediate Bond Fund Institutional Shares Service Shares	N/A 2.17%	N/A 1.91%	4.52% 4.26%	4.26% 4.00%

Core Equity Fund Institutional Shares Service Shares	N/A 11.47%	N/A 11.45%	15.83% 15.55%	15.81% 15.53%

Asset Allocation Fund Institutional Shares Service Shares	N/A 8.47%	N/A 6.34%	12.72% 12.40%	10.59% 10.27%

Based on the foregoing calculations, the aggregate total returns for the Funds were as follows:

	Return Assuming Maximum Sales Load and With Fee Waivers and Reimbursements	Return Assuming Maximum Sales Load and Without Fee Waivers and Reimbursements	Return Assuming No Sales Load and With Fee Waivers and Reimbursements	Return Assuming No Sales Load and Without Fee Waivers and Reimbursements

Aggregate Total Return (before taxes) for the period from commencement through October 31, 2003.

Short-Term Government Fund Institutional Shares(1) Service Shares(2)	N/A 41.33%	N/A 38.99%	71.23% 44.18%	66.89% 41.80%

Bond Fund Institutional Shares(1) Service Shares(2)	N/A 43.59%	N/A 43.50%	84.48% 48.80%	84.37% 48.71%

Value Fund(3) Institutional Shares Service Shares	N/A 23.63%	N/A 22.88%	30.26% 28.09%	29.48% 27.32%

Growth Fund Institutional Shares(1) Service Shares(2)	N/A 19.27%	N/A 19.19%	123.73% 23.58%	123.58% 23.49%

MidCap Growth Fund Institutional Shares(1) Service Shares(2)	N/A 14.17%	N/A 14.08%	98.63% 18.31%	98.49% 18.23%

International Equity Fund Institutional Shares(1) Service Shares(2)	N/A -10.62%	N/A -14.11%	16.54% -7.36%	9.91% -10.96%

National Tax-Free Intermediate Bond Fund Institutional Shares(4) Service Shares(5)	N/A 15.03%	N/A 14.63%	59.58% 17.38%	55.21% 16.97%

Missouri Tax-Free Intermediate Bond Fund Institutional Shares(4) Service Shares(5)	N/A 14.48%	N/A 13.97%	57.89% 16.84%	51.84% 16.33%

	Return Assuming Maximum Sales Load and With Fee Waivers and Reimbursements	Return Assuming Maximum Sales Load and Without Fee Waivers and Reimbursements	Return Assuming No Sales Load and With Fee Waivers and Reimbursements	Return Assuming No Sales Load and Without Fee Waivers and Reimbursements
Kansas Tax-Free Intermediate Bond Fund(5) Institutional Shares Service Shares	N/A 15.27%	N/A 14.26%	18.47% 17.64%	17.42% 16.62%
Core Equity Fund(5) Institutional Shares Service Shares	N/A -21.70%	N/A -21.74%	-18.34% -18.87%	-18.39% -18.91%
Asset Allocation Fund(6) Institutional Shares Service Shares	N/A 11.38%	N/A 2.10%	15.73% 15.40%	6.41% 6.09%

(1)	Commenced operations on December 12, 1994.

(2)	Commenced operations on January 2, 1997.

(3)	Commenced operations on March 3, 1997.

(4)	Commenced operations on February 21, 1995.

(5)	Commenced operations on December 26, 2000.

(6)	Commenced operations on September 27, 2002.

The average annual total return and aggregate total return information presented in the foregoing Tables has been adjusted to reflect the effect of the maximum sales charge of 2.00% on purchases of Institutional Shares of the Short-Term Government, National Tax-Free Intermediate Bond, Missouri Tax-Free Intermediate Bond and Kansas Tax-Free Intermediate Bond Funds and 3.50% on purchases of Institutional Shares of the Bond, Asset Allocation, Core Equity, Growth, Value, MidCap Growth, International Equity Funds and the maximum payments under the Shareholder Administrative Services Plans applicable to Institutional and Service Shares and the distribution expenses pursuant to the 12b-1 Plan applicable to Service Shares. The sales charge was removed from the Institutional Shares of the Short-Term Government, Bond, Growth, Value, MidCap Growth and International Equity Funds as of May 29, 1998 and was removed from the Institutional Shares of the National Tax-Free Intermediate Bond and Missouri Tax-Free Intermediate Bond Funds as of October 31, 1998. The average annual total returns and aggregate total returns do not include fees that may be imposed by institutions upon their customers. If such fees had been included in the returns reported above, performance of these Funds would have been lower.

The Service Shares of the National Tax-Free Intermediate Bond Fund and the Missouri Tax-Free Intermediate Bond Fund commenced operations on December 26, 2000. The Service Shares of these Funds had no operating or performance history prior thereto. However, in accordance with interpretive positions expressed by the staff of the SEC, each of these Funds has adopted the performance records of its respective Institutional Class Shares from that Class’s inception date (March 3, 1997) to the inception dates of the Service Shares stated above.

Quotations of performance data of these Funds relating to this period include the performance record of the applicable Institutional Class Shares (excluding the impact of any applicable front-end sales charge). The performance records of the applicable Institutional Class Shares reflect the expenses actually incurred by the Fund. Total return quotations are calculated pursuant to SEC-approved methodology.

All of the performance information for the Core Equity and Kansas Tax-Free Intermediate Bond Funds for the period prior to December 26, 2000 is that of the Personal Stock Fund and the Kansas Tax-Free Fund (together, the “Predecessor Funds”), respectively. The Predecessor Funds were common trust funds that, in all material respects, had the same investment objective, policies, guidelines and investment limitations as the corresponding Fund. The Predecessor Funds, however, were not registered under the 1940 Act. If they had been, the performance shares for the period prior to December 26, 2000 may have been adversely affected.

The “average annual total return (after taxes on distributions)” and “average annual total return (after taxes on distributions and redemptions)” for each Fund are included in the Prospectuses.

“Average annual total return (after taxes on distributions)” for a specified period is derived by calculating the actual dollar amount of the investment return on a $1,000 investment made at the maximum public offering price applicable to the relevant class at the beginning of the period, and then calculating the annual compounded rate of return (after federal income taxes on distributions but not redemptions) which would produce that amount, assuming a redemption at the end of the period. This calculation assumes a complete redemption of the investment but further assumes that the redemption has no federal income tax consequences. This calculation also assumes that all dividends and distributions, less the federal income taxes due on such distributions, are reinvested at net asset value on the reinvestment dates during the period. In calculating the impact of federal income taxes due on distributions, the federal income taxes rates used correspond to the tax character of each component of the distributions (e.g., ordinary income rate for ordinary income distributions, short-term capital gain rate for short-term capital gains distributions and long-term capital gain rate for long-term capital gain distributions). The highest individual marginal federal income tax rate in effect on the reinvestment date is applied to each component of the distributions on the reinvestment date. Note that these tax rates may vary over the measurement period. The effect of applicable tax credits, such as the foreign tax credit, is also taken into account in accordance with federal tax law. The calculation disregards (i) the effect of phase-outs of certain exemptions, deductions and credits at various income levels, (ii) the impact of the federal alternative minimum tax and (iii) the potential tax liabilities other than federal tax liabilities (e.g., state and local taxes).

“Average annual total return (after taxes on distributions and redemptions)” for a specified period is derived by calculating the actual dollar amount of the investment return on a $1,000 investment made at the maximum public offering price applicable to the relevant class at the beginning of the period, and then calculating the annual compounded rate of return (after federal income taxes on distributions and redemptions) which would produce that amount, assuming a redemption at the end of the period. This calculation assumes a complete redemption of the investment. This calculation also assumes that all dividends and distributions, less the federal income taxes due on such distributions, are reinvested at net asset value on the reinvestment dates during the period. In calculating the federal income taxes due on distributions, the federal income tax rates used correspond to the tax character of each component of the distributions (e.g., ordinary income rate for ordinary income distributions, short-term capital gain rate for short-term capital gains distributions and long-term capital gain rate for long-term capital gain distributions). The highest individual marginal federal income tax rate in effect on the reinvestment date is applied to each component of the distributions on the reinvestment date. Note that these tax rates may vary over the measurement period. The effect of applicable tax credits, such as the foreign tax credit, is taken into account in accordance with federal tax law. The calculation disregards the (i) effect of phase-outs of certain exemptions, deductions and credits at various income levels, (ii) the impact of the federal alternative minimum tax and (iii) the potential tax liabilities other than federal tax liabilities (e.g., state and local taxes). In calculating the federal income taxes due on redemptions, capital gains taxes resulting from a redemption are subtracted from the redemption proceeds and the tax benefits from capital losses resulting from the redemption are added to the redemption proceeds. The highest federal individual capital gains tax rate in effect on the redemption date is used in such calculation. The federal income tax rates used correspond to the tax character of any gains or losses (e.g., short-term or long-term).

The Funds may from time to time include discussions or illustrations of the effects of compounding in advertisements, sales literature, communications to shareowners and other materials (“Literature”). “Compounding” refers to the fact that, if dividends or other distributions on a Fund investment are reinvested by being paid in additional Fund shares, any future income or capital appreciation of the Fund would increase the value, not only of the original Fund investment, but also of the additional Fund shares received through reinvestment. As a result, the value of the Fund investment would increase more quickly than if dividends or other distributions had been paid in cash.

The Funds may also from time to time include in Literature total return figures in order to compare more accurately its performance with other measures of investment return. For example, in comparing a Fund’s total return with data published by Lipper Analytical Services, Inc., CDA Investment Technologies, Inc. or Weisenberger Investment Company Service, or with the performance of an index, the Fund may calculate its total return for the period of time specified in the advertisement or communication by assuming the investment of $10,000 in shares and assuming the value on the reinvestment date. Percentage increases are determined by subtracting the initial value of the investment from the ending value and by dividing the remainder by the beginning value. The Fund does not, for these purposes, deduct from the initial value invested any amount representing sales charges. The Fund will, however, disclose the maximum sales charge and will also disclose that the performance data do not reflect sales charges and that inclusion of sale charges would reduce the performance quoted.

In addition, the Funds may also include in Literature discussions and/or illustrations of the potential investment goals of a prospective investor, investment management strategies, techniques, policies or investment suitability of the Fund (such as value investing, market timing, dollar cost averaging, asset allocation, constant ratio transfer, automatic accounting rebalancing, the advantages and disadvantages of investing in tax-deferred and taxable investments), economic conditions, the relationship between sectors of the economy and the economy as a whole, various securities markets, the effects of inflation and historical performance of various asset classes, including but not limited to, stocks, bonds and Treasury securities. From time to time, Literature may summarize the substance of information contained in shareholder reports (including the investment composition of the Fund), as well as the views of the Adviser as to current market, economy, trade and interest rate trends, legislative, regulatory and monetary developments, investment strategies and related matters believed to be of relevance to the Fund. The Fund may also include in Literature charts, graphs or drawings that compare the investment objective, return potential, relative stability and/or growth possibilities of the Fund and/or other mutual funds, or illustrate the potential risks and rewards of investment in various investment vehicles, including but not limited to, stocks, bonds, Treasury securities and shares of the Fund and/or other mutual funds. Literature may include a discussion of certain attributes or benefits to be derived by an investment in the Fund and/or other mutual funds, shareholder profiles and hypothetical investor scenarios, timely information on financial management, tax and retirement planning and investment alternatives to certificates of deposit and other financial instruments. Such Literature may include symbols, headlines or other material that highlight or summarize the information discussed in more detail therein.

MISCELLANEOUS

As of February 5, 2004, the Adviser held of record 94.38% of the outstanding shares of the Institutional Class of the Short-Term Government Fund; 92.96% of the outstanding shares of the Institutional Class of the Bond Fund; 83.13% of the outstanding shares of the Institutional Class of the Growth Fund; 86.77% of the outstanding shares of the Institutional Class of the MidCap Growth Fund; 90.88% of the outstanding shares of the Institutional Class of the International Equity Fund; 94.89% of the outstanding shares of the Institutional Class of the Value Fund; 98.47% of the outstanding shares of the Institutional Class of the National Tax-Free Intermediate Bond Fund; 96.16% of the outstanding shares of the Institutional Class of the Missouri Tax-Free Intermediate Bond Fund; 96.32% of the outstanding shares of the Institutional Class of the Kansas Tax-Free Intermediate Bond Fund; 98.86% of the outstanding shares of the Institutional Class of the Core Equity Fund; 70.06% of the outstanding shares of the Institutional Class of the Asset Allocation Fund; 34.00% of the outstanding shares of the Service Class of the Bond Fund; 33.00% of the outstanding shares of the Service Class of the Short-Term Government Fund; 21.00% of the outstanding shares of the Service Class of the Growth Fund; 22.00% of the outstanding shares of the Service Shares of the MidCap Growth Fund; 23.56% of the outstanding shares of the Service Class of the National Tax-Free Intermediate Bond Fund; 0.09% of the outstanding shares of the Service Class of the Missouri Tax-Free Intermediate Bond Fund; 0.05% of the outstanding shares of the Service Class of the Kansas Tax-Free Intermediate Bond Fund; 1.20% of the outstanding shares of the Service Class of the Core Equity Fund; 5.00% of the outstanding shares of the Service Class of the Value Fund; and 37.00% of the outstanding shares of the Service Class of the International Equity Fund, as fiduciary or agent on behalf of its customers.

Any persons or organizations listed above as owning 25% or more of the outstanding shares of a Fund may be presumed to “Control” (as that term is defined in the 1940 Act) the Fund. As a result, those persons or organizations could have the ability to vote a majority of the shares of the Class of a Fund on any matter requiring the approval of shareowners of the Fund.

As of February 5, 2004, the following shareowners owned of record 5% or more of the Bond Fund’s outstanding Institutional Shares: Hoco & Co., Mutual Funds, P.O. Box 13366, Kansas City, MO, 16%, and Mori & Co., Mutual Funds, P.O. Box 13366, Kansas City, MO, 71%, for which beneficial ownership is disclaimed or presumed disclaimed.

As of the same date, the following shareowners owned of record 5% or more of the Asset Allocation Fund’s outstanding Institutional Shares: Hoco & Co., Mutual Funds, P.O. Box 13366, Kansas City, MO, 24%; State Street Bank & Trust Co. as Custodian/Trustee for Various Retirement Plans, 801 Pennsylvania Ave., Kansas City, MO, 38%; and Columbus Circle Trust Company Custodian, Cereal-Foods Processors Inc. Savings Plan, Metro Center, 1 Station Place, Stamford, CT, 5%, for which beneficial ownership is disclaimed or presumed disclaimed.

As of the same date, the following shareowners owned of record 5% or more of the Short-Term Government Fund’s outstanding Institutional Shares: Hoco & Co., Mutual Funds, P.O. Box 13366, Kansas City, MO, 28%, and Mori & Co., Mutual Funds, P.O. Box 13366, Kansas City, MO, 69%, for which beneficial ownership is disclaimed or presumed disclaimed.

As of the same date, the following shareowners owned of record 5% or more of the Value Fund’s outstanding Institutional Shares: Hoco & Co., Mutual Funds, P.O. Box 13366, Kansas City, MO, 39%, and Mori & Co., Mutual Funds, P.O. Box 13366, Kansas City, MO, 45%, for which beneficial ownership is disclaimed or presumed disclaimed.

As of the same date, the following shareowners owned of record 5% or more of the Growth Fund’s outstanding Institutional Shares: Hoco & Co., Mutual Funds, P.O. Box 13366, Kansas City, MO, 33%; Mori & Co., Mutual Funds, P.O. Box 13366, Kansas City, MO, 24%; and State Street Bank & Trust Co. as Custodian/Trustee for Various Retirement Plans, 801 Pennsylvania Ave., Kansas City, MO, 20%, for which beneficial ownership is disclaimed or presumed disclaimed.

As of the same date, the following shareowners owned of record 5% or more of the MidCap Growth Fund’s outstanding Institutional Shares: Hoco & Co., Mutual Funds, P.O. Box 13366, Kansas City, MO, 27%; Mori & Co., Mutual Funds, P.O. Box 13366, Kansas City, MO, 41%; and State Street Bank & Trust Co. as Custodian/Trustee for Various Retirement Plans, 801 Pennsylvania Ave., Kansas City, MO, 12%, for which beneficial ownership is disclaimed or presumed disclaimed.

As of the same date, the following shareowners owned of record 5% or more of the International Equity Fund’s outstanding Institutional Shares: Hoco & Co., Mutual Funds, P.O. Box 13366, Kansas City, MO, 38%; Mori & Co., Mutual Funds, P.O. Box 13366, Kansas City, MO, 46%; Enterprise Rent-A-Car International, c/o Commerce Bank, 8000 Forsyth, St. Louis, MO, 22%; MBG-ENDWMT Bank of Ireland International Equity Fund, c/o Commerce Bank, 1000 Walnut, Kansas City, MO, 5%; and William T. Kemper Foundation, c/o Commerce Bank, 1000 Walnut, Kansas City, MO, 5%, for which beneficial ownership is disclaimed or presumed disclaimed.

As of the same date, the following shareowners owned of record 5% or more of the National Tax-Free Intermediate Bond Fund’s outstanding Institutional Shares: Hoco & Co., Mutual Funds, P.O. Box 13366, Kansas City, MO, 5%, and Mori & Co., Mutual Funds, P.O. Box 13366, Kansas City, MO, 91%, for which beneficial ownership is disclaimed or presumed disclaimed.

As of the same date, the following shareowners owned of record 5% or more of the Missouri Tax-Free Intermediate Bond Fund’s outstanding Institutional Shares: Hoco & Co., Mutual Funds, P.O. Box 13366, Kansas City, MO, 5%, and Mori & Co., Mutual Funds, P.O. Box 13366, Kansas City, MO, 86%, for which beneficial ownership is disclaimed or presumed disclaimed.

As of the same date, the following shareowner owned 5% or more of the Core Equity Fund’s outstanding Institutional Shares: Mori & Co., Mutual Funds, P.O. Box 13366, Kansas City, MO, 95%, for which beneficial ownership is disclaimed or presumed disclaimed.

As of the same date, the following shareowner owned 5% or more of the Kansas Tax-Free Intermediate Bond Fund’s Institutional Shares: Mori & Co., Mutual Funds, P.O. Box 13366, Kansas City, MO, 92%, for which beneficial ownership is disclaimed or presumed disclaimed.

As of the same date, the following shareowners owned 5% or more of the Short-Term Government Fund’s outstanding Service Shares: Fringe Benefits – Rockhurst High, Mutual Fund Processing, P.O. Box 13366, Kansas City, MO 64199-3366, 16%; Zane Phillips, Juanita Phillips, 3035 E. Glenwood, Springfield, MO, 10%; Juanita Phillips, 3035 E. Glenwood, Springfield, MO 65804-4199, 5%; Circle Trust Company, Custodian for AI&CS 401 KPS&MPPL, Metro Center, 1 Station Place, Stamford, CT, 8%; and Columbus Circle Trust Company Custodian, FBO Consulting Inc., 7015 College Blvd., Fl. 4, Overland Park, KS, 9%, for which beneficial ownership is disclaimed or presumed disclaimed.

As of the same date, the following shareowners owned 5% or more of the Bond Fund’s outstanding Service Shares: Fringe Benefits – Rockhurst High, Mutual Fund Processing, P.O. Box 13366, Kansas City, MO 64199-3366, 34%, and Mark D. Ramsay, Caroline M. Ramsay, P.O. Box 253, Macksville, KS, 10%, for which beneficial ownership is disclaimed or presumed disclaimed.

As of the same date, the following shareowner owned 5% or more of the Asset Allocation Fund’s outstanding Service Shares: State Street Bank and Trust, Rollover IRA FBO Katherine A. Black, 2603 SW Willow Pkwy, Gresham, OR, 11%; NFSC/FMTC IRA, FBO James R. Moats, 15612 Summer Ridge Dr., Chesterfield, MO, 8%; State Street Bank and Trust, Rollover IRA FBO Paul N. Guinnip, 205 E. Sishart St., Monett, MO, 6%; and NFSC/FMTC IRA, FBO Richard Mills, 20718 Cheney’s Grove Rd., Bloomington, IL, 6%, for which beneficial ownership is disclaimed or presumed disclaimed.

As of the same date, the following shareowners owned 5% or more of the Value Fund’s outstanding Service Shares: NFSC FEBO Jane M. Bodine TTE, Jane M. Bodine Rev. Living Trust, U/A DTD 3/6/97, 3016 Aspen, Cape Giradeau, MO, 5%, and Fringe Benefits – Rockhurst High, Mutual Fund Processing, P.O. Box 13366, Kansas City, MO 64199-3366, 5%, for which beneficial ownership is disclaimed or presumed disclaimed.

As of the same date, the following shareowner owned 5% or more of the Growth Fund’s outstanding Service Shares: Fringe Benefits – Rockhurst High, Mutual Fund Processing, P.O. Box 13366, Kansas City, MO 64199-3366, 17%, for which beneficial ownership is disclaimed or presumed disclaimed.

As of the same date, the following shareowners owned 5% or more of the MidCap Growth Fund’s outstanding Service Shares: Fringe Benefit – Rockhurst High, P.O. Box 13366, Kansas City, MO, 16%; Boulevard Enterprises, A Partnership, Gus Jianas, 2530 Southwest Blvd., Kansas City, MO, 5%; and Columbus Circle Trust Company Custodian FBO Consulting Inc., 7015 College Blvd., Fl 4, Overland Park, KS, 6%, for which beneficial ownership is disclaimed or presumed disclaimed.

As of the same date, the following shareowners owned 5% of the International Equity Fund’s outstanding Service Shares: Boulevard Enterprises, a partnership, Gus Jianas 2530 Southwest Blvd., Kansas City, MO, 18%; Columbus Circle Trust Company Custodian FBO Consulting Inc., 7015 College Blvd., Fl 4, Overland Park, KS, 22%; and Fringe Benefit – Rockhurst High, P.O. Box 13366, Kansas City, MO, 15%, for which beneficial ownership is disclaimed or presumed disclaimed.

As of the same date, the following shareowners owned 5% of the National Tax-Free Intermediate Bond Fund’s outstanding Service Shares: Mori and Co. Mutual Funds, P.O. Box 13366, Kansas City, MO, 23%; David W. Leonard, Patricia A. Leonard JT WROS, 11 Riverwoods Rd., Fredericktown, MO, 74%; and Commerce Bank, 1000 Walnut, Kansas City, MO, 23%, for which beneficial ownership is disclaimed or presumed disclaimed.

As of the same date, the following shareowners owned 5% or more of the Missouri Tax-Free Intermediate Bond Fund’s outstanding Service Shares: Stephen G. Jansen, Susan B. Jansen Co. TTEE U/A 02/23/95, 9824 Conway Rd., St. Louis, MO, 20%; NFSC FEBO Edgar M. & Joyce L. Ratliff, Edgar M. Ratliff U/A 07/20/1995, 5482 S. Ferguson Ave., Springfield, MO, 12%; Lewis Keith Shumaker & Judy M. Shumaker JT Ten, RR1 Box 1440,

Golden, MO, 11%; Joan F. Beisman Rev Trust U/A 11/17/1992, Joan F. Besiman, 9897 Copper Hill Road, St. Louis, MO, 7%; and Jean H. Dodd TTEE Jean Henderson DODD, Rev Liv Trust U/A 3/19/02, 2416 Southwest 12th, Lee Summitt, MO, 5%, for which beneficial ownership is disclaimed or presumed disclaimed.

As of the same date, the following shareowners owned 5% or more of the Core Equity Fund’s outstanding Service Shares: Carl N. Stout Jr. Cust FBO Shannon Stout UTMA-MO, 616 NE Lake Point Dr., Lee Summit, MO, 14%; Carl N. Stout Jr. Cust. FBO Chad Stout UTMA-MO, 616 NE Lake Point Dr., Lee Summit, MO, 14%; NFSC IRA FBO Suzanne B. Herbrank, 18 Maryhill Dr., St. Louis, MO, 7%; NFSC/FMTC Rollover IRA FBO Craig J. Jacobson, HCR 81 Box 8331, Cassville, MO, 6%; State Street Bank & Trust Co., IRA R/O Luann P. Flota, 16 Courtesy Ln, Alton, IL 62002, 12%; and State Street Bank & Trust Co. IRA A/C Marsha A. Moore, 113 Rosedale St., Cassville, MO, 12%, for which beneficial ownership is disclaimed or presumed disclaimed.

As of the same date, the following shareowners owned 5% or more of the Kansas Tax-Free Intermediate Bond Fund’s Service Shares: Trukan & Co., Attn. K. Ufford, P.O. Box 3699, Wichita, KS, 39%, and Virgina A. Cahalan TTEE, Virginia A. Cahalan Rev Tr U/A 9/18/03, 3500 W. 130th Street, Leawood, KS, 9%, for which beneficial ownership is disclaimed or presumed disclaimed.

As used in the Statement of Additional Information and in the Prospectuses of the same date, “assets belonging to a particular series of a Fund” means the consideration received by The Commerce Funds upon the issuance or sale of shares in that particular series of the Fund, together with all income, earnings, profits and proceeds derived from the investment thereof, including any proceeds from the sale, exchange or liquidation of such investments, any funds or payments derived from any reinvestments of such proceeds, and a portion of any general assets of the Fund not belonging to a particular series of the Fund. Assets belonging to a particular series of the Fund are charged with the direct liabilities in respect of that particular series of the Fund and with a share of the general liabilities of the particular series of the Fund that are normally allocated in proportion to the relative net asset levels of the respective series and Funds. Determinations by the Board of Trustees as to the direct and allocable liabilities, and allocable portion of any general assets, with respect to a particular series or Fund are conclusive.

FINANCIAL STATEMENTS

The Commerce Funds’ Annual Report with respect to the Funds for the fiscal year ended October 31, 2003 has been filed with the SEC. The financial statements in such Annual Report (the “Financial Statements”) are incorporated by reference into this Statement of Additional Information. The Financial Statements included in the Annual Report for the Funds for the fiscal year ended October 31, 2003 have been audited by KPMG LLP, The Commerce Funds’ independent auditors, whose report thereon also appears in such Annual Report and is incorporated herein by reference. The Financial Statements in such Annual Report have been incorporated herein in reliance upon such report given upon the authority of such firm as experts in accounting and auditing.

APPENDIX A

DESCRIPTION OF SECURITIES RATINGS

Short-Term Credit Ratings

A Standard & Poor’s short-term issue credit rating is a current opinion of the creditworthiness of an obligor with respect to a specific financial obligation having an original maturity of no more than 365 days. The following summarizes the rating categories used by Standard & Poor’s for short-term issues:

“A-1” - Obligations are rated in the highest category and indicate that the obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.

“A-2” - Obligations are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.

“A-3” - Obligations exhibit adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

“B” - Obligations have significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation. However, it faces major ongoing uncertainties which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

“C” - Obligations are currently vulnerable to nonpayment and are dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitment on the obligation.

“D” – Obligations are in payment default. The “D” rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The “D” rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Local Currency and Foreign Currency Risks - Country risk considerations are a standard part of Standard & Poor’s analysis for credit ratings on any issuer or issue. Currency of repayment is a key factor in this analysis. An obligor’s capacity to repay foreign currency obligations may be lower than its capacity to repay obligations in its local currency due to the sovereign government’s own relatively lower capacity to repay external versus domestic debt. These sovereign risk considerations are incorporated in the debt ratings assigned to specific issues. Foreign currency issuer ratings are also distinguished from local currency issuer ratings to identify those instances where sovereign risks make them different for the same issuer.

Moody’s short-term ratings are opinions of the ability of issuers to honor short-term financial obligations. These obligations have an original maturity not exceeding thirteen months, unless explicitly noted. The following summarizes the rating categories used by Moody’s for short-term obligations:

“P-1” - Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

“P-2” - Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

“P-3” - Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term debt obligations.

“NP” - Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

Fitch Ratings, Inc. (“Fitch”) short-term ratings apply to time horizons of less than 12 months for most obligations, or up to three years for U.S. public finance securities, and thus place greater emphasis on the liquidity necessary to meet financial commitments in a timely manner. The following summarizes the rating categories used by Fitch for short-term obligations:

“F1” - Securities possess the highest credit quality. This designation indicates the strongest capacity for timely payment of financial commitments and may have an added “+” to denote any exceptionally strong credit feature.

“F2” - Securities possess good credit quality. This designation indicates a satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

“F3” - Securities possess fair credit quality. This designation indicates that the capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.

“B” - Securities possess speculative credit quality. This designation indicates minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

“C” - Securities possess high default risk. Default is a real possibility. This designation indicates a capacity for meeting financial commitments which is solely reliant upon a sustained, favorable business and economic environment.

“D” - Securities are in actual or imminent payment default.

The following summarizes the ratings used by Dominion Bond Rating Service Limited (“DBRS”) for commercial paper and short-term debt:

R-1	Prime Credit Quality

R-2	Adequate Credit Quality

R-3	Speculative

D	In Arrears

All three DBRS rating categories for short-term debt use “high”, “middle” or “low” as subset grades to designate the relative standing of the credit within a particular rating category. The following comments provide separate definitions for the three grades in the Prime Credit Quality area.

“R-1 (high)” - Short-term debt rated “R-1 (high)” is of the highest credit quality, and indicates an entity which possesses unquestioned ability to repay current liabilities as they fall due. Entities rated in this category normally maintain strong liquidity positions, conservative debt levels and profitability which is both stable and above average. Companies achieving an “R-1 (high)” rating are normally leaders in structurally sound industry segments with proven track records, sustainable positive future results and no substantial qualifying negative factors. Given the extremely tough definition which DBRS has established for an “R-1 (high)”, few entities are strong enough to achieve this rating.

“R-1 (middle)” - Short-term debt rated “R-1 (middle)” is of superior credit quality and, in most cases, ratings in this category differ from “R-1 (high)” credits to only a small degree. Given the extremely tough definition which DBRS has for the “R-1 (high)” category, entities rated “R-1 (middle)” are also considered strong credits which typically exemplify above average strength in key areas of consideration for debt protection.

“R-1 (low)” - Short-term debt rated “R-1 (low)” is of satisfactory credit quality. The overall strength and outlook for key liquidity, debt and profitability ratios is not normally as favorable as with higher rating categories, but these considerations are still respectable. Any qualifying negative factors which exist are considered manageable, and the entity is normally of sufficient size to have some influence in its industry.

“R-2 (high)”, “R-2 (middle)”, “R-2 (low)” - Short-term debt rated “R-2” is of adequate credit quality and within the three subset grades, debt protection ranges from having reasonable ability for timely repayment to a level which is considered only just adequate. The liquidity and debt ratios of entities in the “R-2” classification are not as strong as those in the “R-1” category, and the past and future trend may suggest some risk of maintaining the strength of key ratios in these areas. Alternative sources of liquidity support are considered satisfactory; however, even the strongest liquidity support will not improve the commercial paper rating of the issuer. The size of the entity may restrict its flexibility, and its relative position in the industry is not typically as strong as an “R-1 credit”. Profitability trends, past and future, may be less favorable, earnings not as stable, and there are often negative qualifying factors present which could also make the entity more vulnerable to adverse changes in financial and economic conditions.

“R-3 (high)”, “R-3 (middle)”, “R-3 (low)” - Short-term debt rated “R-3” is speculative, and within the three subset grades, the capacity for timely payment ranges from mildly speculative to doubtful. “R-3” credits tend to have weak liquidity and debt ratios, and the future trend of these ratios is also unclear. Due to its speculative nature, companies with “R-3” ratings would normally have very limited access to alternative sources of liquidity. Earnings would typically be very unstable, and the level of overall profitability of the entity is also likely to be low. The industry environment may be weak, and strong negative qualifying factors are also likely to be present.

“D” – A security rated D implies the issuer has either not met a scheduled payment or the issuer has made it clear that it will be missing such a payment in the near future. In some cases, DBRS may not assign a D rating under a bankruptcy announcement scenario, as allowances for grace periods may exist in the underlying legal documentation. Once assigned, the D rating will continue as long as the missed payment continues to be in arrears, and until such time as the rating is suspended, discontinued, or reinstated by DBRS.

Long-Term Credit Ratings

The following summarizes the ratings used by Standard & Poor’s for long-term issues:

“AAA” - An obligation rated “AAA” has the highest rating assigned by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

“AA” - An obligation rated “AA” differs from the highest rated obligations only in small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.

“A” - An obligation rated “A” is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

“BBB” - An obligation rated “BBB” exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

Obligations rated “BB,” “B,” “CCC,” “CC”, and “C” are regarded as having significant speculative characteristics. “BB” indicates the least degree of speculation and “C” the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

“BB” - An obligation rated “BB” is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

“B” - An obligation rated “B” is more vulnerable to nonpayment than obligations rated “BB,” but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

“CCC” - An obligation rated “CCC” is currently vulnerable to nonpayment and is dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

“CC” - An obligation rated “CC” is currently highly vulnerable to nonpayment.

“C” - The “C” rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued.

“D” - An obligation rated “D” is in payment default. The “D” rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payment will be made during such grace period. The “D” rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

- PLUS (+) OR MINUS (-) - The ratings from “AA” through “CCC” may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

The following summarizes the ratings used by Moody’s for long-term debt:

“Aaa” – Obligations rated “Aaa” are judged to be of the highest quality, with minimal credit risk.

“Aa” – Obligations rated “Aa” are judged to be of high quality and are subject to very low credit risk.

“A” – Obligations rated “A” are considered upper-medium grade and are subject to low credit risk.

“Baa” – Obligations rated “Baa” are subject to moderate credit risk. They are considered medium-grade and as such may possess certain speculative characteristics.

“Ba” – Obligations rated “Ba” are judged to have speculative elements and are subject to substantial credit risk.

“B” – Obligations rated “B” are considered speculative and are subject to high credit risk.

“Caa” – Obligations rated “Caa” are judged to be of poor standing and are subject to very high credit risk.

“Ca” - Obligations rated “Ca” are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

“C” – Obligations rated “C” are the lowest rated class of bonds and are typically in default, with little prospect for recovery of principal or interest.

Note: Moody’s applies numerical modifiers 1, 2, and 3 in each generic rating classification from “Aa” through “Caa.” The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

The following summarizes long-term ratings used by Fitch:

“AAA” - Securities considered to be investment grade and of the highest credit quality. These ratings denote the lowest expectation of credit risk and are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

“AA” - Securities considered to be investment grade and of very high credit quality. These ratings denote a very low expectation of credit risk and indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

“A” - Securities considered to be investment grade and of high credit quality. These ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

“BBB” - Securities considered to be investment grade and of good credit quality. These ratings denote that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment grade category.

“BB” - Securities considered to be speculative. These ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

“B” - Securities considered to be highly speculative. These ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

“CCC,” “CC” and “C” - Securities have high default risk. Default is a real possibility, and capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. “CC” ratings indicate that default of some kind appears probable, and “C” ratings signal imminent default.

“DDD,” “DD” and “D” - Securities are in default. The ratings of obligations in these categories are based on their prospects for achieving partial or full recovery in a reorganization or liquidation of the obligor.

Entities rated in this category have defaulted on some or all of their obligations. Entities rated “DDD” have the highest prospect for resumption of performance or continued operation with or without a formal reorganization process. Entities rated “DD” and “D” are generally undergoing a formal reorganization or liquidation process; those rated “DD” are likely to satisfy a higher portion of their outstanding obligations, while entities rated “D” have a poor prospect of repaying all obligations.

PLUS (+) or MINUS (-) may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the “AAA” category or to categories below “CCC”.

The following summarizes the ratings used by DBRS for long-term debt:

“AAA” - Bonds rated “AAA” are of the highest credit quality, with exceptionally strong protection for the timely repayment of principal and interest. Earnings are considered stable, the structure of the industry in which the entity operates is strong, and the outlook for future profitability is favorable. There are few qualifying factors present which would detract from the performance of the entity, the strength of liquidity and coverage ratios is unquestioned and the entity has established a creditable track record of superior performance. Given the extremely tough definition which DBRS has established for this category, few entities are able to achieve a AAA rating.

“AA” - Bonds rated “AA” are of superior credit quality, and protection of interest and principal is considered high. In many cases, they differ from bonds rated AAA only to a small degree. Given the extremely tough definition which DBRS has for the AAA category, entities rated AA are also considered to be strong credits which typically exemplify above-average strength in key areas of consideration and are unlikely to be significantly affected by reasonably foreseeable events.

“A” - Bonds rated “A” are of satisfactory credit quality. Protection of interest and principal is still substantial, but the degree of strength is less than with AA rated entities. While a respectable rating, entities in the “A” category are considered to be more susceptible to adverse economic conditions and have greater cyclical tendencies than higher rated companies.

“BBB” - Bonds rated “BBB” are of adequate credit quality. Protection of interest and principal is considered adequate, but the entity is more susceptible to adverse changes in financial and economic conditions, or there may be other adversities present which reduce the strength of the entity and its rated securities.

“BB” - Bonds rated “BB” are defined to be speculative, where the degree of protection afforded interest and principal is uncertain, particularly during periods of economic recession. Entities in the BB area typically have limited access to capital markets and additional liquidity support and, in many cases, small size or lack of competitive strength may be additional negative considerations.

“B” - Bonds rated “B” are highly speculative and there is a reasonably high level of uncertainty which exists as to the ability of the entity to pay interest and principal on a continuing basis in the future, especially in periods of economic recession or industry adversity.

“CCC” / “CC” / “C” - Bonds rated in any of these categories are very highly speculative and are in danger of default of interest and principal. The degree of adverse elements present is more severe than bonds rated “B”. Bonds rated below “B” often have characteristics which, if not remedied, may lead to default. In practice, there is little difference between the “C” to “CCC” categories, with “CC” and “C” normally used to lower ranking debt of companies where the senior debt is rated in the “CCC” to “B” range.

“D” - This category indicates bonds in default of either interest or principal.

(“high”, “low”) grades are used to indicate the relative standing of a credit within a particular rating category. The lack of one of these designations indicates a rating which is essentially in the middle of the category. Note that “high” and “low” grades are not used for the AAA category.

Notes to Short-Term and Long-Term Credit Ratings

Standard & Poor’s

CreditWatch: CreditWatch highlights the potential direction of a short- or long-term rating. It focuses on identifiable events and short-term trends that cause ratings to be placed under special surveillance by Standard & Poor’s analytical staff. These may include mergers, recapitalizations, voter referendums, regulatory action, or anticipated operating developments. Ratings appear on CreditWatch when such an event or a deviation from an expected trend occurs and additional information is necessary to evaluate the current rating. A listing, however, does not mean a rating change is inevitable, and whenever possible, a range of alternative ratings will be shown. CreditWatch is not intended to include all ratings under review, and rating changes may occur without the ratings having first appeared on CreditWatch. The “positive” designation means that a rating may be raised; “negative” means a rating may be lowered; and “developing” means that a rating may be raised, lowered or affirmed.

Rating Outlook: A Standard & Poor’s Rating Outlook assesses the potential direction of a long-term credit rating over the intermediate to longer term. In determining a Rating Outlook, consideration is given to any changes in the economic and/or fundamental business conditions. An Outlook is not necessarily a precursor of a rating change or future CreditWatch action.

•	Positive means that a rating may be raised.

•	Negative means that a rating may be lowered.

•	Stable means that a rating is not likely to change.

•	Developing means a rating may be raised or lowered.

•	N.M. means not meaningful.

Moody’s

Watchlist: Moody’s uses the Watchlist to indicate that a rating is under review for possible change in the short-term. A rating can be placed on review for possible upgrade (UPG), on review for possible downgrade (DNG), or more rarely with direction uncertain (UNC). A credit is removed from the Watchlist when the rating is upgraded, downgraded or confirmed.

Rating Outlooks: A Moody’s rating outlook is an opinion regarding the likely direction of a rating over the medium term. Where assigned, rating outlooks fall into the following four categories: Positive (POS), Negative (NEG), Stable (STA) and Developing (DEV — contingent upon an event). In the few instances where an issuer has multiple outlooks of differing directions, an “(m)” modifier (indicating multiple, differing outlooks) will be displayed, and Moody’s written research will describe any differences and provide the rationale for these differences. A RUR (Rating(s) Under Review) designation indicates that the issuer has one or more ratings under review for possible change, and thus overrides the outlook designation. When an outlook has not been assigned to an eligible entity, NOO (No Outlook) may be displayed.

Fitch

Withdrawn: A rating is withdrawn when Fitch deems the amount of information available to be inadequate for rating purposes, or when an obligation matures, is called, or refinanced.

Rating Watch: Ratings are placed on Rating Watch to notify investors that there is a reasonable probability of a rating change and the likely direction of such change. These are designated as “Positive”, indicating a potential upgrade, “Negative”, for a potential downgrade, or “Evolving”, if ratings may be raised, lowered or maintained. Rating Watch is typically resolved over a relatively short period.

Rating Outlook: A Rating Outlook indicates the direction a rating is likely to move over a one to two-year period. Outlooks may be positive, stable or negative. A positive or negative Rating Outlook does not imply a rating change is inevitable. Similarly, ratings for which outlooks are “stable” could be upgraded or downgraded before an outlook moves to a positive or negative if circumstances warrant such an action. Occasionally, Fitch may be unable to identify the fundamental trend. In these cases, the Rating Outlook may be described as evolving.

DBRS

Rating Trends

With the exception of ratings in the securitization area, each DBRS rating is appended with a rating trend. Rating trends give the investor an understanding of DBRS’ opinion regarding the outlook for the rating in question, with trends falling into one of three categories – Positive, Negative or Stable. Ratings in the securitization area are not given trends because these ratings are determined by the parameters on each transaction, for which the issues are relatively black and white – these parameters are either met or not. When trends are used, they give an indication of what direction the rating in question is headed should the given conditions and tendencies continue.

Although the trend opinion is often heavily based on an evaluation of the issuing entity or guarantor itself, DBRS also considers the outlook for the industry or industries in which the entity operates and to varying degrees, specific terms of an issue or its hierarchy in the capital structure when assigning trends. DBRS assigns trends to each security, rather than to the issuing entity, as some rating classification scales are broader than others and the duration and ranking of securities can impact the strengths and challenges that affect the entity. As a result, it is not unusual for securities of the same entity to have different trends; however, the presence of a Positive trend and a Negative trend on securities issued by the same entity is a rare occurrence.

Rating Actions

In addition to confirming ratings, releasing new ratings or making rating changes, other DBRS rating actions include:

Suspended Ratings: Rating opinions are forward looking. Although rating opinions will consider the historical performance of an issuer, a rating is an assessment of the issuer’s future ability and willingness to meet outstanding obligations. In order for a complete credit quality assessment, DBRS requires the cooperation of the issuer so that management strategies and projections may be evaluated and qualified. Since the availability of such information is critical to the rating assessment, any changes in management’s willingness to supply such information (either perceived or actual) may cause a rating to be changed or even suspended. The eventual action will depend upon DBRS’s assessment of the degree of accuracy of a rating possible without the cooperation of management. DBRS will suspend ratings when the level of concern reaches a point that an informed rating opinion of the credit quality of the outstanding obligation cannot be provided.

Discontinued Ratings: When an entity retires all of its outstanding debt within a particular category and has no plans to re-issue in the near future, DBRS will normally discontinue its rating on the security in question. Should the entity ultimately reconsider its decision and re-issue new debt, the rating will be re-instated pending a full review of the credit quality of the issuer.

It should be noted that there are cases when DBRS will assign a rating even if there is no outstanding debt obligation and the entity in question has no firm plans to issue debt in the future. These cases are often driven by the fact that assigning a rating to the “non-security” provides support to other DBRS ratings, either in the same entity or within the same family of companies. Such ratings are generally referred to as “corporate ratings” and are not publicly disclosed by DBRS.

Ratings “Under Review” : DBRS maintains continuous surveillance of all rated entities; therefore, all ratings are always under review. Accordingly, when a significant event occurs that may directly impact the credit quality of a particular entity or group of entities, DBRS will attempt to provide an immediate rating opinion. If there is high uncertainty regarding the outcome of the event and DBRS is unable to provide an objective, forward-looking opinion in a timely manner, then the rating(s) of the issuer(s) will be placed “Under Review”. Ratings may also be placed “Under Review” by DBRS when changes in credit status occur for any other reason that brings DBRS to the conclusion that the present ratings may no longer be appropriate.

Ratings which are “Under Review” are qualified with one of the following three provisional statements: “negative implications”, “positive implications”, or “developing implications”, indicating DBRS’ preliminary evaluation of the impact on the credit quality of the issuer/security. As such, the ratings that were in effect prior to the review process can be used as the basis for the relative credit quality implications. It must be stressed that a rating change will not necessarily result from the review process.

Municipal Note Ratings

A Standard & Poor’s note rating reflects the liquidity factors and market access risks unique to notes due in three years or less. The following summarizes the ratings used by Standard & Poor’s for municipal notes:

“SP-1” - The issuers of these municipal notes exhibit a strong capacity to pay principal and interest. Those issues determined to possess a very strong capacity to pay debt service are given a plus (+) designation.

“SP-2” - The issuers of these municipal notes exhibit a satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

“SP-3” - The issuers of these municipal notes exhibit speculative capacity to pay principal and interest.

Moody’s uses three rating categories for short-term municipal obligations that are considered investment grade. These ratings are designated as Municipal Investment Grade (MIG) and are divided into three levels – MIG 1 through MIG 3. In addition, those short-term obligations that are of speculative quality are designated SG, or speculative grade. MIG ratings expire at the maturity of the obligation. The following summarized the ratings by Moody’s for these short-term obligations:

“MIG-1” - This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

“MIG-2” - This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

“MIG-3” - This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

“SG” - This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

In the case of variable rate demand obligations (VRDOs), a two-component rating is assigned; a long or short-term debt rating and a demand obligation rating. The first element represents Moody’s evaluation of the degree of risk associated with scheduled principal and interest payments. The second element represents Moody’s evaluation of the degree of risk associated with the ability to receive purchase price upon demand (“demand feature”), using a variation of the MIG rating scale, the Variable Municipal Investment Grade of VMIG rating.

When either the long- or short-term aspect of a VRDO is not rated, that piece is designated NR, e.g., Aaa/NR or NR/VMIG 1.

VMIG rating expirations are a function of each issue’s specific structural or credit features.

“VMIG-1” – This designation denotes superior credit quality. Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

“VMIG-2” – This designation denotes strong credit quality. Good protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

“VMIG-3” – This designation denotes acceptable credit quality. Adequate protection is afforded by the satisfactory short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

“SG” – This designation denotes speculative-grade credit quality. Demand features rated in this category may supported by a liquidity provider that does not have an investment grade short-term rating or may lack the structural and/or legal protections necessary to ensure the timely payment of purchase price upon demand.

Fitch uses the same ratings for municipal securities as described above for other short-term credit ratings.

About Credit Ratings

A Standard & Poor’s issue credit rating is a current opinion of the creditworthiness of an obligor with respect to a specific financial obligation. The issue credit rating is not a recommendation to purchase, sell or hold a financial obligation. Credit ratings may be changed, suspended or withdrawn.

Moody’s credit ratings must be construed solely as statements of opinion and not recommendations to purchase, sell or hold any securities.

Fitch credit ratings are an opinion on the ability of an entity or of a securities issue to meet financial commitments on a timely basis. Fitch credit ratings are used by investors as indications of the likelihood of getting their money back in accordance with the terms on which they invested. However, Fitch credit ratings are not recommendations to buy, sell or hold any security. Ratings may be changed or withdrawn.

DBRS credit ratings are not buy, hold or sell recommendations, but rather the result of qualitative and quantitative analysis focusing solely on the credit quality of the issuer and its underlying obligations.

APPENDIX B

The Value, Growth, MidCap Growth, Core Equity, Asset Allocation, International Equity, Bond, National Tax-Free Intermediate Bond, Missouri Tax-Free Intermediate Bond and Kansas Tax-Free Intermediate Bond Funds may enter into futures contracts and options. Such transactions are described in this Appendix.

I.	Interest Rate Futures Contracts.

Use of Interest Rate Futures Contracts. Bond prices are established in both the cash market and the futures market. In the cash market, bonds are purchased and sold with payment for the full purchase price of the bond being made in cash, generally within five business days after the trade. In the futures market, only a contract is made to purchase or sell a bond in the future for a set price on a certain date. Historically, the prices for bonds established in the futures markets have tended to move generally in the aggregate in concert with the cash market prices and have maintained fairly predictable relationships. Accordingly, the Funds may use interest rate futures contracts as a defense, or hedge, against anticipated interest rate changes and not for speculation. As described below, this would include the use of futures contract sales to protect against expected increases in interest rates and futures contract purchases to offset the impact of interest rate declines.

A Fund presently could accomplish a similar result to that which it hopes to achieve through the use of futures contracts by selling bonds with long maturities and investing in bonds with short maturities when interest rates are expected to increase, or conversely, selling short-term bonds and investing in long-term bonds when interest rates are expected to decline. However, because of the liquidity that is often available in the futures market the protection is more likely to be achieved, perhaps at a lower cost and without changing the rate of interest being earned by the Fund, by using futures contracts.

Description of Interest Rate Futures Contracts. An interest rate futures contract sale would create an obligation by a Fund, as seller, to deliver the specific type of financial instrument called for in the contract at a specific future time for a specified price. A futures contract purchase would create an obligation by a Fund, as purchaser, to take delivery of the specific type of financial instrument at a specific future time at a specific price. The specific securities delivered or taken, respectively, at settlement date, would not be determined until at or near that date. The determination would be in accordance with the rules of the exchange on which the futures contract sale or purchase was made.

Although interest rate futures contracts by their terms call for actual delivery or acceptance of securities, in most cases the contracts are closed out before the settlement date without the making or taking of delivery of securities. Closing out a futures contract sale is effected by the Fund entering into a futures contract purchase for the same aggregate amount of the specific type of financial instrument and the same delivery date. If the price of the sale exceeds the price of the offsetting purchase, the Fund is immediately paid the difference and thus realizes a gain. If the offsetting purchase price exceeds the sale price, the Fund pays the difference and realizes a loss. Similarly, the closing out of a futures contract purchase is effected by the Fund entering into a futures contract sale. If the offsetting sale price exceeds the purchase price, a Fund realizes a gain, and if the purchase price exceeds the offsetting sale price, the Fund realizes a loss.

Interest rate futures contracts are traded in an auction environment on the floors of several exchanges — principally, the Chicago Board of Trade and the Chicago Mercantile Exchange and the New York Futures Exchange. The Funds would deal only in standardized contracts on recognized exchanges. Each exchange guarantees performance under contract provisions through a clearing corporation, a nonprofit organization managed by the exchange membership.

A public market now exists in futures contracts covering various financial instruments including long-term Treasury Bonds and Notes; Government National Mortgage Association (GNMA) modified pass-through mortgage-backed securities; three-month Treasury Bills; and ninety-day commercial paper. A Fund may trade in any futures contract for which there exists a public market, including, without limitation, the foregoing instruments.

II.	Stock Index Futures Contracts.

General. A stock index assigns relative values to the stocks included in the index and the index fluctuates with changes in the market values of the stocks included. Some stock index futures contracts are based on broad market indexes, such as the Standard & Poor’s 500 or the New York Stock Exchange Composite Index. In contrast, certain exchanges offer futures contracts on narrower market indexes, such as the Standard & Poor’s 100 or indexes based on an industry or market segment, such as oil and gas stocks. Futures contracts are traded on organized exchanges regulated by the Commodity Futures Trading Commission. Transactions on such exchanges are cleared through a clearing corporation, which guarantees the performance of the parties to each contract.

A Fund will sell index futures contracts in order to offset a decrease in market value of its portfolio securities that might otherwise result from a market decline. A Fund may do so either to hedge the value of its portfolio as a whole, or to protect against declines, occurring prior to sales of securities, in the value of the securities to be sold. Conversely, a Fund will purchase index futures contracts in anticipation of purchases of securities. In a substantial majority of these transactions, a Fund will purchase such securities upon termination of the long futures position, but a long futures position may be terminated without a corresponding purchase of securities.

In addition, a Fund may utilize stock index futures contracts in anticipation of changes in the composition of its holdings. For example, in the event that a Fund expects to narrow the range of industry groups represented in its holdings it may, prior to making purchases of the actual securities, establish a long futures position based on a more restricted index, such as an index comprised of securities of a particular industry group. A Fund may also sell futures contracts in connection with this strategy, in order to protect against the possibility that the value of the securities to be sold as part of the restructuring of its portfolio will decline prior to the time of sale.

III.	Futures Contracts on Foreign Currencies.

A futures contract on a foreign currency creates a binding obligation on one party to deliver, and a corresponding obligation on another party to accept delivery of, a stated quantity of a foreign currency, for an amount fixed in U.S. dollars. Foreign currency futures may be used by a Fund to hedge against exposure to fluctuations in exchange rates between the U.S. dollar and other currencies arising from multinational transactions.

IV.	Margin Payments.

Unlike when a Fund purchases or sells a security, no price is paid or received by a Fund upon the purchase or sale of a futures contract. Initially, a Fund will be required to deposit with the broker or in a segregated account with a Fund’s custodian an amount of cash or cash equivalents, the value of which may vary but is generally equal to 10% or less of the value of the contract. This amount is known as initial margin. The nature of initial margin in futures transactions is different from that of margin in security transactions in that futures contract margin does not involve the borrowing of funds by the customer to finance the transactions. Rather, the initial margin is in the nature of a performance bond or good faith deposit on the contract, which is returned to the Fund upon termination of the futures contract assuming all contractual obligations have been satisfied. Subsequent payments, called variation margin, to and from the broker, will be made on a daily basis as the price of the underlying instrument fluctuates making the long and short positions in the futures contract more or less valuable, a process known as “marking-to-market.” For example, when a Fund has purchased a futures contract and the price of the contract has risen in response to a rise in the underlying instruments, that position will have increased in value a Fund will be entitled to receive from the broker a variation margin payment equal to that increase in value. Conversely, where a Fund has purchased a futures contract and the price of the future contract has declined in response to a decrease in the underlying instruments, the position would be less valuable and a Fund would be required to make a variation margin payment to the broker. At any time prior to expiration of the futures contract, The Commerce Funds may elect to close the position by taking an opposite position, subject to the availability of a secondary market, which will operate to terminate a Fund’s position in the futures contract. A final determination of variation margin is then made, additional cash is required to be paid by or released to a Fund, and a Fund realizes a loss or gain.

V.	Risks of Transactions in Futures Contracts.

There are several risks in connection with the use of futures by a Fund as a hedging device. One risk arises because of the imperfect correlation between movements in the price of the futures and movements in the price of the securities that are the subject of the hedge. The price of the future may move more than or less than the price of the securities being hedged. If the price of the futures moves less than the price of the securities that are the subject of the hedge, the hedge will not be fully effective but, if the price of the securities being hedged has moved in an unfavorable direction, the Fund would be in a better position than if it had not hedged at all. If the price of the securities being hedged has moved in a favorable direction, this advantage will be partially offset by the loss on the future. If the price of the future moves more than the price of the hedged securities, a Fund involved will experience either a loss or gain on the future which will not be completely offset by movements in the price of the securities that are the subject of the hedge. To compensate for the imperfect correlation of movements in the price of securities being hedged and movements in the price of futures contracts, a Fund may buy or sell futures contracts in a greater dollar amount than the dollar amount of securities being hedged if the volatility over a particular time period of the prices of such securities has been greater than the volatility over such time period of the future, or if otherwise deemed to be appropriate by The Commerce Funds. Conversely, a Fund may buy or sell fewer futures contracts if the volatility over a particular time period of the prices of the securities being hedged is less than the volatility over such time period of the future contract being used, or if otherwise deemed to be appropriate by The Commerce Funds. It is also possible that, where a Fund has sold futures to hedge its portfolio against a decline in the market, the market may advance and the value of securities held in a Fund may decline. If this occurred, a Fund would lose money on the future and also experience a decline in value in its portfolio securities.

Where futures are purchased to hedge against a possible increase in the price of securities or a currency before a Fund is able to invest its cash (or cash equivalents) in securities (or options) in an orderly fashion, it is possible that the market may decline instead; if a Fund then concludes not to invest in securities or options at that time because of concern as to possible further market decline or for other reasons, a Fund will realize a loss on the futures contract that is not offset by a reduction in the price of securities to be purchased.

In addition to the possibility that there may be an imperfect correlation, or no correlation at all, between movements in the futures and the securities being hedged, the price of futures may not correlate perfectly with movement in the cash market due to certain market distortions. Rather than meeting additional margin deposit requirements, investors may close futures contracts through off-setting transactions which could distort the normal relationship between the cash and futures markets. Second, with respect to financial futures contracts, the liquidity of the futures market depends on participants entering into off-setting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced thus producing distortions. Third, from the point of view of speculators, the deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may also cause temporary price distortions. Due to the possibility of price distortion in the futures market, and because of the imperfect correlation between the movements in the cash market and movements in the price of futures, a correct forecast of general market trends or interest rate movements by The Commerce Funds may still not result in a successful hedging transaction over a short time frame.

Positions in futures may be closed out only on an exchange or board of trade that provides a secondary market for such futures. Although the Funds intend to purchase or sell futures only on exchanges or boards of trade where there appear to be active secondary markets, there is no assurance that a liquid secondary market on any exchange or board of trade will exist for any particular contract or at any particular time. In such event, it may not be possible to close a futures investment position, and in the event of adverse price movements, the Funds would continue to be required to make daily cash payments of variation margin. However, in the event futures contracts have been used to hedge portfolio securities, such securities will not be sold until the futures contract can be terminated. In such circumstances, an increase in the price of the securities, if any, may partially or completely offset losses on the futures contract. However, as described above, there is no guarantee that the price of the securities will in fact correlate with the price movements in the futures contract and thus provide an offset on a futures contract.

Further, it should be noted that the liquidity of a secondary market in a futures contract may be adversely affected by “daily price fluctuation limits” established by commodity exchanges, which limit the amount of fluctuation in a futures contract price during a single trading day. Once the daily limit has been reached in the contract, no trades may be entered into at a price beyond the limit, thus preventing the liquidation of open futures positions. The trading of futures contracts is also subject to the risk of trading halts, suspensions, exchange or clearing house equipment failures, government intervention, insolvency of a brokerage firm or clearing house or other disruptions of normal trading activity, which could at times make it difficult or impossible to liquidate existing positions or to recover excess variation margin payments.

Successful use of futures by the Funds is also subject to The Commerce Funds’ ability to predict correctly movements in the direction of the market. For example, if a particular Fund has hedged against the possibility of a decline in the market adversely affecting securities held in its Portfolio and securities prices increase instead, a Fund will lose part or all of the benefit to the increased value of its securities which it has hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if a Fund has insufficient cash, it may have to sell securities to meet daily variation margin requirements. Such sales of securities may be, but will not necessarily be, at increased prices, which reflect the rising market. A Fund may have to sell securities at a time when it may be disadvantageous to do so.

VI.	Options on Futures Contracts

The Funds may purchase options on the futures contracts described above. A futures option gives the holder, in return for the premium paid, the right to buy (call) from or sell (put) to the writer of the option a futures contract at a specified price at any time during the period of the option. Upon exercise, the writer of the option is obligated to pay the difference between the cash value of the futures contract and the exercise price. Like the buyer or seller of a futures contract, the holder, or writer, of an option has the right to terminate its position prior to the scheduled expiration of the option by selling, or purchasing, an option of the same series, at which time the person entering into the closing transaction will realize a gain or loss.

Investments in futures options involve some of the same considerations that are involved in connection with investments in futures contracts (for example, the existence of a liquid secondary market). In addition, the purchase or sale of an option also entails the risk that changes in the value of the underlying futures contract will not be fully reflected in the value of the option purchased. Depending on the pricing of the option compared to either the futures contract upon which it is based, or upon the price of the securities being hedged, an option may or may not be less risky than ownership of the futures contract or such securities. In general, the market prices of options can be expected to be more volatile than the market prices on the underlying futures contract. Compared to the purchase or sale of futures contracts, however, the purchase of call or put options on futures contracts may frequently involve less potential risk to the Fund because the maximum amount at risk is the premium paid for the options (plus transaction costs). The writing of an option on a futures contract involves risks similar to those risks relating to the sale of futures contracts. Although permitted by their fundamental investment policies, the Funds do not currently intend to write futures options during the current fiscal year, and will not do so in the future absent any necessary regulatory approvals.

APPENDIX C

BANK OF IRELAND ASSET MANAGEMENT

Proxy Voting Policy

I.	MISCELLANEOUS	C-14

-	Amending Minor Bylaws	C-14

-	Changing Corporate Name	C-14

-	Changing Date, Time or Location of Annual Meeting	C-15

I.	PROXY VOTING PROCEDURES

A.	PURPOSE

Bank of Ireland Asset Management Limited and the BIAM group of companies (“BIAM”) has adopted and implemented these policies and procedures (“Policies”) to seek to ensure that client proxies are voted in the clients’ best interests, in accordance with BIAM’s fiduciary duties to clients and, in the case of BIAM (U.S.), with SEC rule 206(4)-6 under the Investment Advisers Act of 1940. BIAM believes that the Policies set forth herein are reasonably designed to achieve that goal.

B.	SCOPE

BIAM’s authority to vote the proxies of its clients is established by its advisory contracts and its proxy voting guidelines have been tailored to reflect these specific contractual obligations. These Policies apply where clients have delegated the authority and responsibility to BIAM to decide how to vote proxies. Where BIAM has agreed to follow client guidelines in voting proxies, client guidelines will be followed and supercede these Policies. BIAM also will follow these Policies, as applicable, if it provides advice or recommendations about specific proxy votes to clients that have not delegated voting responsibility to BIAM. These Policies may be changed from time to time.

C.	GUIDING PRINCIPLES

It is the policy of BIAM to vote all proxies for the exclusive benefit of its clients. The maximization of total return for the client as an investor in the stock being voted is the governing influence in considering corporate voting decisions.

D.	DECISION AND VOTING PROCESS

BIAM’s proxy voting decisions are made by the Asset Managers. (For clients that have specific voting guidelines, Portfolio Construction will determine the votes to be cast at a client level.) BIAM may vote differently on the same matter if client guidelines or specific instructions call for a vote that is inconsistent with BIAM’s Proxy Voting Guidelines or a decision made by BIAM’s Asset Managers. In unusual circumstances, BIAM Asset Managers may make different proxy voting decisions for different clients.

Portfolio Construction is responsible for the communication of voting decisions between the Asset Managers and BIAM’s proxy voting agent (the “Agent”). Portfolio Construction provides the Agent with up to date portfolio holdings information. As a result, the Agent can provide BIAM with all voting and shareholder meeting information necessary for informed and timely decision making. The Agent is responsible for the timely and accurate processing of the voting decision, and the distribution of this decision to all relevant parties. The Agent is also responsible for unblocking / rescinding a voting decision upon request from BIAM.

E.	PROXY VOTING COMMITTEE

BIAM has established a Proxy Voting Committee (“Committee”) to deal with various issues associated with proxy voting. The role of the Committee is to develop and periodically review these Policies to help ensure they are up to date and reflect current regulatory requirements; review compliance with these Policies; and critically evaluate exceptions to the Policies. The Committee also is responsible for taking reasonable steps to seek to identify any material conflicts of interest on the part of BIAM or its personnel that may affect particular proxy votes. The Committee is comprised of representatives from Asset Management; Portfolio Construction; Compliance and Client Service.

F.	CONFLICTS OF INTEREST

Occasions may arise where BIAM may have a material conflict of interest with respect to a matter to be voted. A material conflict of interest may exist, for example, if BIAM has a very significant business relationship with either the company whose stock is being voted, the person soliciting the proxy or a third party that has a material interest in the outcome of the proxy vote.

The Proxy Voting Committee provides guidance to assist BIAM personnel in identifying potential conflicts of interest and bringing them to the attention of the Committee. The Committee is responsible for evaluating the materiality of any conflicts. These Policies describe some, but not all, of the specific types of conflicts of interest that BIAM may encounter in connection with proxy voting. The Committee is expected to evaluate the particular facts and circumstances of each situation and exercise its best judgment in deciding whether the conflicts are material and how they should be addressed. A member of BIAM’s senior management will be designated, upon request from the Committee, for consultation and to resolve any conflicts issue on which the Committee has been unable to reach a decision on its own.

When a material conflict of interest is identified, BIAM may (1) vote the proxies in accordance with the general rule stated in the Proxy Voting Guidelines set forth in these Policies (as may be amended from time to time), provided the guidelines specify how votes generally will be cast on that particular type of matter, i.e., the guidelines state that BIAM generally will vote “for” or “against” the proposal; (2) seek voting instructions or a waiver of the conflict from the clients whose securities are to be voted on their specific shares; (3) cast the votes for its clients in the same proportion as the vote of all other holders of such security, or “mirror vote,” if information about the votes cast by other holders is reasonably and timely available to BIAM; (4) refrain from voting, other than to vote “present” for purposes of a quorum or (5) take other action appropriate under the circumstances.

An adviser-client relationship will not be considered material for conflict purposes if the gross investment advisory income received from the relationship by BIAM during its most recent fiscal year did not exceed one percent (1%) of BIAM’s annual gross investment advisory income and is not expected to exceed that amount in the current fiscal year.

BIAM sets its Proxy Voting Guidelines and makes each proxy voting decision independently, in the best interests of its clients and without regard to the interests of BIAM, its parent company or any other affiliates of BIAM. In addition, as a matter of policy, BIAM will not accept or consider direction from its affiliates on how to vote any particular proxy.

G.	WHEN BIAM DOES NOT VOTE PROXIES

In appropriate circumstances, BIAM may not vote proxies respecting client securities, including, but not limited to, situations where (a) the securities are no longer held in a client’s account; (b) the proxy and other necessary documents are not received in sufficient time to allow BIAM to analyze the material or cast an informed vote by the voting deadline; (c) BIAM concludes that the cost of voting the proxy outweighs any potential benefit to the client; (d) in BIAM’s judgment, the matter to be voted is neither material nor relevant to shareholders and the issuer of the securities; (e) securities have been loaned out pursuant to a client’s securities lending program and are unavailable to vote; or (f) the value or amount of the securities to be voted is insignificant or undeterminable. BIAM also may refrain from voting a proxy where BIAM believes that it is in the client’s best interest to do so. Generally, this will occur if BIAM is in disagreement with the proposals but the management have committed to make, within an agreed time frame, appropriate changes which in BIAM’s view will favor shareholders.

In certain markets, shareholders are required to stop trading securities for a specified time before or after a shareholder meeting (“Blocking Period”). BIAM may refrain from voting or cancel a vote when BIAM concludes that it is more beneficial to clients to be free to trade the securities than to vote securities. In addition, BIAM will, to the best of its ability, unblock a share position that is subject to a Blocking Period if there is danger of a failed trade. Blocking only occurs in certain markets and the Blocking Periods and rules vary from country to country, and in certain circumstances, from company to company.

II.	PROXY VOTING GUIDELINES

The following are guidelines and as such are not exhaustive and do not include all potential voting issues. Because proxy issues and the circumstances of individual companies are so varied, there may be instances when BIAM will not vote in strict adherence to these guidelines. Votes on matters not covered by these guidelines will be determined in accordance with the guiding principles set forth above. Certain proxy questions that are company specific and of a non-routine nature may be more appropriately handled on a case-by-case basis. At any time, BIAM may seek voting instructions from some or all clients holding the securities to be voted.

A.	AUDITORS

BIAM generally will vote FOR proposals to ratify auditors, unless there is reason to believe that an auditor has a material financial interest in or association with the company, and is therefore not independent, or there is reason to believe that the independent auditor has rendered an opinion which is neither accurate nor indicative of the company’s financial position.

B.	BOARD OF DIRECTORS

Election of Directors

Electing directors is an important stock ownership right that shareholders can exercise. Shareholders should seek to elect directors who represent their interests and will act in a manner which will maximize the value of their ownership interest and who can ultimately be held accountable for their actions.

•	BIAM generally will vote FOR all nominees in uncontested elections. However, each election is examined on a case-by-case basis and BIAM will withhold votes for individual nominees or entire slates of directors if it believes such action is in the best interest of shareholders.

Director Indemnification and Liability Provisions

Directors and officers are often faced with difficult choices and should be willing to make decisions that are not risk-averse. BIAM believes that directors should not be held accountable for actions taken where they have acted honestly and in good faith but should not be fully released from liability if they act outside of such parameters.

•	BIAM generally will vote FOR proposals providing for indemnification and liability limitations for officers and directors, provided the policies are limited to the director acting honestly and in good faith and putting the interests of the company first, rather than eliminating entirely director’s and officer’s liability for monetary damages for violating the duty of care.

Board Size

Proposals to allow management to increase or decrease the size of the board at its own discretion are often used by companies as a takeover defense. By increasing the size of the board, management can make it more difficult for dissidents to gain control.

•	BIAM generally will vote FOR proposals that seek to fix the size of the board.

•	BIAM generally will vote AGAINST proposals that give management the ability to alter the size of the board without shareholder approval.

Independent Chairman (Separate Chairman/CEO)

•	BIAM generally will vote FOR proposals to separate the roles of Chairman and CEO.

Majority of Independent Directors/Establishment of Committees

BIAM believes that having a board independent of management is of the utmost importance to both a company and its shareholders.

•	BIAM generally will vote FOR proposals asking that a majority or more of directors be independent.

•	BIAM generally will vote FOR proposals asking that board audit, compensation, and/or nominating committees be “independent.” Independence does not necessarily require that the entire committee be composed of independent directors.

Director Tenure/Retirement Age

Tenure and Age limits impose an arbitrary threshold beyond which directors may not serve regardless of the director’s performance.

•	BIAM believes that directors should be judged on their own merit and generally will not support proposals for such arbitrary guidelines as age restrictions.

•	BIAM generally will vote FOR proposals that require directors to present themselves for re-election on a periodic basis.

Filling Vacancies/Removal of Directors

Shareholder ability to remove directors, with or without cause, is prescribed by a state’s business corporation law, an individual company’s articles of incorporation, or its bylaws. If the state or company has specified that removal may only be for cause, then such things as self-dealing or fraud will allow for the removal of a director. Removal without cause requires no such showing, which would allow shareholders to remove through a majority vote any director before his or her term expires.

•	BIAM will evaluate on a CASE-BY-CASE basis proposals that members of the board can only be removed for cause.

C.	SHAREHOLDER RIGHTS

Confidential Voting

In a confidential voting system, all proxies, and voting tabulations that identify individual shareholders are kept confidential. This confidentiality can eliminate any real or perceived coercion towards voters.

•	BIAM generally will vote FOR proposals that corporations adopt confidential voting, use independent vote tabulators or use independent inspectors of election, as long as the proposal includes a provision for proxy contests as follows: In the case of a contested election, management should be permitted to request that the dissident group honor its confidential voting policy. If the dissidents agree, the policy remains in place. If the dissidents will not agree, the confidential voting policy is waived.

•	BIAM generally will vote FOR proposals to adopt confidential voting by shareholders.

Shareholder Ability to Call Special Meetings

Certain matters may arise between regularly scheduled shareholder meetings that require attention. The inability of shareholders to call meetings could result in shareholders being unable to remove directors, initiate a shareholder resolution or respond to a beneficial offer without having to wait for the next scheduled meeting. The inability to call a special meeting and the resulting insulation of management could adversely affect corporate performance and shareholder returns.

•	BIAM generally will vote AGAINST proposals to restrict or prohibit shareholder ability to call special meetings.

•	BIAM generally will vote FOR proposals that remove restrictions on the right of shareholders to act independently of management.

D.	PROXY CONTESTS

Proxy contests can play a valuable role in removing entrenched directors and creating a means for corporate change.

Voting for Director Nominees in Contested Elections

Electing directors is an important stock ownership right that shareholders can exercise.

•	BIAM will review on a CASE-BY-CASE basis how it will cast its votes for directors in a contested election based upon what BIAM believes are the director nominees that will serve in the best interests of shareholders and will enhance shareholder value.

Voting for Strategic Initiatives in Contested Elections

•	Votes in a contested election to approve a strategic initiative will be evaluated on a CASE-BY-CASE basis and voted in favor of the position that BIAM believes will be in the best interest of shareholders and will enhance shareholder value.

E.	ANTI-TAKEOVER MEASURES

BIAM generally will vote AGAINST anti-takeover proposals if such proposals act against the common interests of shareholders.

Amend Bylaws without Shareholder Consent

•	BIAM generally will vote AGAINST proposals giving the board exclusive authority to amend the Bylaws.

•	BIAM generally will vote FOR proposals giving the board the ability to amend the bylaws with shareholder consent.

Anti-Takeover Provisions

•	BIAM generally will vote AGAINST any proposed amendments to corporate Articles, Bylaws or Charters that include anti-takeover provisions.

Poison Pill Plans

Poison pills (or shareholder rights plans) are tactics used by management fearing an unwelcome takeover bid. They cause a variety of events to occur which may make the company financially less attractive to a potential acquirer.

•	BIAM generally will vote FOR a proposal that the company submit a shareholder rights plan (poison pill) to a shareholder vote.

•	BIAM generally will vote AGAINST a proposal to renew or amend an existing shareholder rights plan (poison pill).

•	BIAM generally will vote FOR a proposal to redeem a shareholder rights plan (poison pill).

•	BIAM generally will vote AGAINST an increase in capital stock for use in the implementation of a shareholder rights plan (poison pill).

Greenmail

Greenmail payments are targeted share repurchases by management of company stock from individuals or groups seeking control of the company. Since only the hostile party receives payment, usually at a substantial premium over the market value of its shares, the practice discriminates against all other shareholders. This transferred cash could, absent the greenmail payments, be put to use for reinvestment in the company, payment of dividends, or to fund a public share repurchase program.

•	BIAM generally will vote FOR proposals to adopt anti-greenmail charter or bylaw amendments or otherwise restrict a company’s ability to make a greenmail payment.

F.	CAPITAL STRUCTURE

Adjustments to Par Value of Common Stock

Stock that has a fixed per share value printed on its certificate is called par value stock. The purpose of par value stock is to establish the maximum responsibility of a shareholder in the event that a company becomes insolvent. Many times proposals to reduce par value stem from state law requirements or banking regulations.

•	BIAM generally will vote FOR management proposals to reduce the par value of common stock.

Common Stock Authorization

State statutes and stock exchanges require shareholder approval for increases in the number of common shares a board is authorized to issue. Companies increase their supply of common stock for a variety of ordinary business purposes: raising new capital, funding stock compensation programs, business acquisitions, and implementation of stock splits or payment of stock dividends.

•	BIAM generally will vote FOR increases in common stock authorized provided such action is determined to be in the shareholders’ best interests.

•	BIAM will review on a CASE-BY-CASE basis proposals to approve a reduction in the number of shares of common stock authorized for issue or an elimination of an authorized class of common stock.

Preferred Stock

•	BIAM will review on a CASE-BY-CASE basis proposals to increase the number of blank check preferred shares after analyzing the number of preferred shares available for issue given a company’s industry performance in terms of shareholder returns.

•	BIAM will review on a CASE-BY-CASE basis proposals to eliminate a currently authorized class of preferred stock.

Preemptive Rights

Preemptive rights to permit shareholders to share proportionately in any new issues of stock of the same class. These rights guarantee existing shareholders the first opportunity to purchase shares of new issues of stock in the class they own, in an amount equal to the percentage of the class they already own. These rights provide shareholders with some protection from involuntary dilution of their ownership interest.

•	BIAM generally will vote FOR proposals that reduce preemptive rights of shareholders.

Share Repurchase Programs

•	BIAM generally will vote FOR management proposals to institute open-market share repurchase programs (Stock Repurchase Program).

Stock Distributions: Splits and Dividends

•	BIAM generally will vote FOR management proposals to increase the common share authorization for a stock split or share dividend.

•	BIAM generally will vote FOR recommended stock splits.

G.	MERGERS AND CORPORATE RESTRUCTURING

•	BIAM will generally review on a CASE-BY-CASE basis proposals for mergers and acquisitions.

Going Private Transactions (LBOs and Minority Squeezeouts)

•	BIAM will review on a CASE-BY-CASE basis proposals to take a company private, taking into account factors including, but not limited to, offer price/premium, fairness opinion, how the deal was negotiated, conflicts of interest, other alternatives/offers considered, and non-completion risk.

Spin-Offs

•	BIAM will review on a CASE-BY-CASE basis proposed spin-offs, taking into consideration factors including, but not limited to, tax and regulatory advantages, planned use of the sale proceeds, valuation of the spin-off, fairness opinion, benefits to the parent company, conflicts of interest, managerial incentives, corporate governance changes and changes in the capital structure.

H.	EXECUTIVE AND DIRECTOR COMPENSATION

•	BIAM will evaluate on a CASE-BY-CASE basis all proposed executive and director compensation plans.

Golden and Tin Parachutes

Golden and tin parachutes are designed to protect employees of a corporation in the event of a change in control. Golden parachutes are payments to senior level management that are triggered during a change in control. The calculation is usually based on some multiple of an employee’s annual or monthly compensation. Some companies are extending the coverage to all employees via tin parachutes.

•	BIAM generally will vote FOR proposals that the company eliminate or restrict existing severance agreements, change-in-control provisions, or golden parachutes.

Director Compensation

BIAM believes that director compensation should be appropriate for the time and effort that directors spend executing their duties.

•	BIAM evaluates all director compensation proposals on a CASE-BY-CASE basis.

Stock Option Expensing

•	BIAM generally will vote FOR proposals that the company to expense stock options unless management has already publicly committed to start expensing by a specific date.

I.	MISCELLANEOUS

Amending Minor ByLaws

•	BIAM generally will vote FOR management proposals for bylaw or charter changes that are of a housekeeping nature (updates or corrections).

Changing Corporate Name

•	BIAM generally will vote WITH MANAGEMENT with regard to changing the corporate name.

Changing Date, Time or Location of Annual Meeting

•	BIAM generally will vote FOR management proposals to change the date/time location of the annual meeting unless the proposed change is unreasonable. BIAM requires at least ten days notice of any such change in order to allow for custodian deadlines.

June 2003